AS FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 2, 2026

File No. 033-42484

File No. 811-06400

U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE
SECURITIES ACT OF 1933
POST-EFFECTIVE AMENDMENT NO. 384	/X/
AND
REGISTRATION STATEMENT UNDER THE
INVESTMENT COMPANY ACT OF 1940
AMENDMENT NO. 385	/X/

THE ADVISORS’ INNER CIRCLE FUND

(Exact Name of Registrant as Specified in Charter)

One Freedom Valley Drive

Oaks, Pennsylvania 19456

(Address of Principal Executive Offices, Zip Code)

(800) 932-7781

(Registrant’s Telephone Number, including Area Code)

Michael Beattie

c/o SEI Investments

One Freedom Valley Drive

Oaks, Pennsylvania 19456

(Name and Address of Agent for Service)

Copies to:

David W. Freese

Morgan, Lewis & Bockius LLP

2222 Market Street

Philadelphia, Pennsylvania 19103

John J. O’Brien, Esq.

Morgan, Lewis & Bockius LLP

2222 Market Street

Philadelphia, Pennsylvania 19103

It is proposed that this filing become effective (check appropriate box)

/ /	Immediately upon filing pursuant to paragraph (b)
/ /	On [date] pursuant to paragraph (b)
/ /	60 days after filing pursuant to paragraph (a)(1)
/X/	75 days after filing pursuant to paragraph (a)(2)
/ /	On [date] pursuant to paragraph (a)(1) of Rule 485

SUBJECT TO COMPLETION

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

Preliminary Prospectus Dated October 2, 2026

Sands Capital AI ETF

Principal Listing Exchange: [XX] (the “Exchange”)

Ticker Symbol: [XX]

Prospectus

[Date], 2026

The Advisors’ Inner Circle Fund

INVESTMENT ADVISER:

Sands Capital Management, LLC

INVESTMENT SUB-ADVISER:

Vident Advisory, LLC (d/b/a Vident Asset Management)

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy or accuracy of this prospectus.
Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

Page
SANDS CAPITAL AI ETF	XX
INVESTMENT OBJECTIVE	XX
FUND FEES AND EXPENSES	XX
PRINCIPAL INVESTMENT STRATEGIES	XX
PRINCIPAL RISKS	XX
PERFORMANCE INFORMATION	XX
INVESTMENT ADVISER	XX
INVESTMENT SUB-ADVISER	XX
PORTFOLIO MANAGERS	XX
PURCHASE AND SALE OF FUND SHARES	XX
TAX INFORMATION	XX
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES	XX
MORE INFORMATION ABOUT THE FUND’S INVESTMENT OBJECTIVE AND STRATEGIES	XX
MORE INFORMATION ABOUT RISK	XX
INFORMATION ABOUT PORTFOLIO HOLDINGS	XX
MORE INFORMATION ABOUT THE INVESTMENT ADVISER	XX
MORE INFORMATION ABOUT THE INVESTMENT SUB-ADVISER	XX
PORTFOLIO MANAGERS	XX
PURCHASING AND SELLING FUND SHARES	XX
PAYMENTS TO FINANCIAL INTERMEDIARIES	XX
OTHER POLICIES	XX
DIVIDENDS, DISTRIBUTIONS AND TAXES	XX
ADDITIONAL INFORMATION	XX
FINANCIAL HIGHLIGHTS	XX
HOW TO OBTAIN MORE INFORMATION ABOUT THE FUND	XX

- i -

SANDS CAPITAL AI ETF

INVESTMENT OBJECTIVE

The Sands Capital AI ETF (the “Fund”) seeks long-term capital appreciation.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees, including to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.60%
Other Expenses[1]	0.36%
Total Annual Fund Operating Expenses	0.96%
Less Fee Waivers and/or Expense Reimbursements[2]	(0.26)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.70%

1	Other Expenses are based on estimated amounts for the current fiscal year.

2

Sands Capital Management LLC (the “Adviser”) has contractually agreed to waive fees and reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles, and extraordinary expenses (collectively, “excluded expenses”)) from exceeding 0.70% of the average daily net assets of the Fund until March 31, 2028 (the “contractual expense limit”). In addition, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the contractual expense limit to recoup all or a portion of its prior fee waivers or expense reimbursements made during the rolling three-year period preceding the recoupment if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the contractual expense limit (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment. This agreement may be terminated by the Board of Trustees (the “Board”) of The Advisors’ Inner Circle Fund (the “Trust”) at any time, or by the Adviser, upon ninety (90) days’ prior written notice, effective as of the close of business on March 31, 2028.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (including capped expenses for the period described in the footnote to the fee table) remain the same. This example does not include the brokerage commissions that investors may pay to buy and sell shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$72	$253

Portfolio Turnover

The Fund pays transaction costs, such as brokerage commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the Example, affect the Fund’s performance. Because the Fund has not commenced investment operations as of the date of this prospectus, it does not have portfolio turnover information to report.

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to achieve its investment objective by investing in a portfolio of innovative growth businesses that the Adviser believes are well positioned to create long-term value through the continued development, deployment, adoption, and commercialization of artificial intelligence ("AI").

The Adviser believes AI represents a transformational technology that will continue to reshape industries, business models, and competitive dynamics across the global economy. Rather than focusing on a single segment of the AI opportunity, the Adviser seeks investment opportunities across multiple segments of the AI landscape and expects the Fund's exposure to evolve as AI technologies, business models, and market opportunities develop.

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity and equity-related securities of AI Companies. This investment policy may be changed by the Fund upon 60 days’ prior written notice to shareholders. For purposes of the Fund’s 80% investment policy, an AI Company is a company for which the Adviser has determined that AI is a material driver of the company's long-term value creation potential. The Adviser generally expects each company included in the Fund's 80% investment basket to fall within one or more of the following categories:

•

Enablers – Companies that provide the foundational infrastructure, hardware, software, data, cloud services, energy infrastructure, networking, semiconductor technologies, or other products and services necessary to develop, deploy, or scale AI technologies.

•	Builders – Companies that develop AI technologies or incorporate AI into products or services to create new capabilities, applications, or business models.

•

Beneficiaries – Companies that use AI to materially enhance their existing businesses through improvements in products, services, operating efficiency, customer experience, competitive position, or long-term growth prospects.

In determining whether a company qualifies as an AI Company, the Adviser applies its investment process and considers the totality of the facts and circumstances. Relevant considerations may include company disclosures and management commentary, the Adviser’s proprietary research and analysis, industry and market data, and relevant third-party research. No single factor is determinative, and a company may qualify under more than one of the categories described above. In all cases, the Adviser must determine that AI represents a material component of the company’s long-term value creation potential.

In selecting securities for the Fund, the Adviser employs a long-term, fundamental, bottom-up investment process to identify innovative growth businesses. Potential investments are evaluated using six investment criteria: (1) sustainable above-average growth; (2) leadership in a promising business space; (3) significant competitive advantages; (4) a management team with a clear mission and focus; (5) financial strength; and (6) rational valuation relative to the market and business prospects. The Adviser’s assessment of a company’s role in the AI landscape complements, but does not replace, the six investment criteria described above. As part of its evaluation, the Adviser also considers corporate governance, social, and environmental (“ESG”) factors that it believes may be material to a company’s long-term value creation potential. The Adviser's analysis of these factors is integrated into the investment decision-making process rather than applied as a separate screen or set of exclusionary criteria.

The Adviser generally will sell or reduce a portfolio holding when an issue arises that negatively affects the Adviser's assessment of one or more of its investment criteria, when the original investment thesis is no longer intact, when the security becomes materially overvalued relative to the Adviser's assessment of the underlying business, when the Adviser determines that another investment presents a more attractive long-term opportunity, or when a sale or reduction is appropriate for portfolio construction or risk management purposes.

The Fund is classified as “non-diversified,” which means that it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. The Fund normally invests in a portfolio of approximately 25 to 50 issuers across U.S. and non-U.S. markets, including developed and emerging markets. The Fund expects to invest primarily in large- and mid-capitalization companies but may invest in companies of any market capitalization when the Adviser believes the long-term opportunity is compelling. The Fund primarily invests in common stocks and other equity securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), exchange-traded funds ("ETFs"), real estate investment trusts ("REITs"), and convertible securities. The Fund may invest in shares of companies through initial public offerings ("IPOs"). The Fund may invest in equity-related securities, including certain derivatives that provide exposure to equity markets, such as options. The Fund may use such derivatives for efficient portfolio management or risk management purposes, as well as to obtain investment exposure.

The Fund generally expects to remain fully invested, although the Adviser may hold cash or cash equivalents when warranted by market conditions, portfolio management considerations, shareholder activity, or pending investment opportunities. The Fund has adopted a policy to concentrate its investments in the technology group of industries, meaning that the Fund will invest more than 25% of its total assets in industries within the technology group on a combined basis. As of the date of this Prospectus, within the technology group of industries, the Fund is expected to have significant exposure to the semiconductors and semiconductor equipment industry, although this exposure may change over time.

The Adviser has engaged Vident Advisory, LLC (d/b/a Vident Asset Management) to serve as sub-adviser (“Vident Asset Management” or the “Sub-Adviser”) for the Fund. The Sub-Adviser is responsible for trading portfolio securities for the Fund, including selecting broker-dealers to execute purchase and sale transactions or in connection with any rebalancing or reconstitution of the portfolio, pre- and post-trade compliance, and monitoring of Fund trading activity, subject to the oversight of the Adviser and the Board of Trustees of The Advisors’ Inner Circle Fund (the “Board”).

PRINCIPAL RISKS

As with all funds, a shareholder is subject to the risk that his or her investment could lose money. A Fund share is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. You should consider your investment goals, time horizon, and risk tolerance before investing in the Fund. The principal risk factors affecting shareholders’ investments in the Fund are set forth below.

ETF Risks – The Fund is an ETF and, as a result of this structure, it is exposed to the following risks:

•

Trading Risk – Shares of the Fund may trade on the Exchange above (premium) or below (discount) their net asset value (“NAV”). In stressed market conditions, the market for Fund shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings, which may increase the variance between the market price of the Fund shares and the value of its underlying holdings. In addition, although the Fund’s shares are currently listed on the Exchange, there can be no assurance that an active trading market for Fund shares will develop or be maintained. Trading in Fund shares may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares of the Fund inadvisable.

•

Cash Transactions Risk - Like other ETFs, the Fund sells and redeems its shares only in large blocks called Creation Units and only to “Authorized Participants.” Unlike many other ETFs, however, the Fund expects to effect its creations and redemptions at least partially for cash, rather than in-kind securities. Thus, an investment in the Fund may be less tax-efficient than an investment in other ETFs as the Fund may recognize a capital gain that it could have avoided by making redemptions in-kind. As a result, the Fund may pay out higher capital gains distributions than ETFs that redeem in-kind. Further, paying redemption proceeds at least partially in cash rather than through in-kind delivery of portfolio securities may require the Fund to dispose of or sell portfolio investments to obtain the cash needed to distribute redemption proceeds at an inopportune time.

•

Limited Authorized Participants, Market Makers and Liquidity Providers Risk – Because the Fund is an ETF, only a limited number of institutional investors (known as “Authorized Participants”) are authorized to purchase and redeem shares directly from the Fund. Retail investors cannot transact directly with the Fund. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace to transact in Fund shares. As a result of these and other considerations, Fund shares may trade at a material discount to its NAV. In addition, the Fund may face possible delisting if: (i) Authorized Participants exit the business or otherwise become unable to process creation and/or redemption orders and no other Authorized Participants step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Equity Risk – Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s equity securities may fluctuate drastically from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. A variety of factors can lead to volatility in local, regional, or global markets, including regulatory events, inflation, interest rates, government defaults, government shutdowns, war, regional conflicts, acts of terrorism, social unrest, the imposition of tariffs, trade disputes, and substantial economic downturn or recessions. In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Artificial Intelligence Company Risk – Companies involved in, or exposed to, artificial intelligence related businesses may have limited product lines, markets, financial resources or personnel. These companies face intense competition and potentially rapid product obsolescence, and many depend significantly on retaining and growing the consumer base of their respective products and services. Many of these companies are also reliant on the end user demand of products and services in various industries that may in part utilize artificial intelligence. These companies are heavily dependent on intellectual property rights and may be adversely affected by loss or impairment of those rights. The companies are also subject to legal, regulatory and political changes that may have a large impact on their profitability. A failure in a company’s product or even questions about the safety of the product could be devastating to the company, especially if it is the marquee product of the company. Companies engaged in artificial intelligence typically also have high research and capital expenditures and, as a result, their profitability can vary widely, if they are profitable at all. These companies also tend to engage in significant amounts of spending on research and development, and there is no guarantee that these products or services will be successful. The securities of such companies, especially smaller, start-up companies, are also typically more volatile than those of companies that do not rely heavily on technology. Additionally, AI tools used by such companies may produce inaccurate, misleading or incomplete responses that could lead to errors in decision-making or other business activities, which could have a negative impact on the performance of such companies. Because the Fund invests across multiple segments of the AI landscape, including “Enablers,” “Builders,” and “Beneficiaries,” portfolio companies face differing but overlapping risks. Enablers face commoditization and capital expenditure risk as AI infrastructure markets mature. Builders face product adoption, competition, and rapid obsolescence risk. Beneficiaries face execution risk in integrating AI into existing operations, and the anticipated benefits of AI adoption may not materialize or may take significantly longer to achieve than expected. There is also a risk that the Adviser may overestimate the extent to which AI contributes to a company's long-term value creation, particularly for Beneficiaries where AI is one of several factors driving the company's business. If AI technologies do not develop or achieve commercial adoption as anticipated, the value of the Fund’s investments and its performance could be adversely affected.

Technology Group of Industries Risk – The Fund has adopted a policy to concentrate its investments in the technology group of industries. Therefore, the performance of the Fund could be negatively impacted by events affecting this group of industries. Market or economic factors impacting technology companies and companies that rely heavily on technological advances could have a significant effect on the value of the Fund’s investments. The value of stocks of information technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Stocks of information technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. The Fund is currently expected to have significant exposure to the semiconductors and semiconductor equipment industry, although this exposure may change over time. A downturn in this industry or related industries could have a significant adverse impact on the Fund.

•

Semiconductors & Semiconductor Equipment Industry Risks. Competitive pressures may have a significant effect on the financial condition of semiconductor companies and, as product cycles shorten and manufacturing capacity increases, these companies may become increasingly subject to aggressive pricing, which hampers profitability. Reduced demand for end-user products, under-utilization of manufacturing capacity, and other factors could adversely impact the operating results of companies in the semiconductor industry. Semiconductor companies typically face high capital costs and may be heavily dependent on intellectual property rights. The semiconductor industry is highly cyclical, which may cause the operating results of many semiconductor companies to vary significantly. The industry is complex and global in nature, with manufacturing plants predominantly located in East Asia. Because of this, it is subject to numerous risks, including geopolitical tensions, earthquakes, and extreme weather events. The stock prices of companies in the semiconductor industry have been and likely will continue to be extremely volatile.

Active Management Risk – The Fund is subject to the risk that the Adviser’s judgments about the attractiveness, value, or potential appreciation of the Fund’s investments may prove to be incorrect. If the investments selected and strategies employed by the Fund fail to produce the intended results, the Fund could underperform in comparison to other funds with similar objectives and investment strategies.

Investment Style Risk – The Fund invests in equity securities of companies that the Adviser believes will have above-average rates of earnings growth and which, therefore, may experience above-average increases in stock prices. Over time, a growth investing style may go in and out of favor, causing the Fund to sometimes underperform other equity funds that use differing investing styles.

Non-Diversification Risk – The Fund is non-diversified and its investment strategy often results in a core group of stocks of companies that it believes hold the most growth potential. As a result, poor performance or adverse economic events affecting one or more of these companies could have a greater impact on the Fund than it would on another mutual fund with a broader range of investments. However, the Fund intends to satisfy the asset diversification requirements for qualifying as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).

Cyber Security Risk – The Fund and its service providers may be susceptible to operational and information security risks resulting from a breach in cyber security, including cyber-attacks. Cyber-attacks may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its net asset value, cause the release of private shareholder information or confidential company information, impede redemptions, subject the Fund to regulatory fines or financial losses, and cause reputational damage. Similar types of cyber security risks are also present for issuers of securities in which the Fund invests.

Foreign Company Risk – When the Fund invests in foreign securities, it will be subject to risks not typically associated with domestic securities. Although ADRs are an alternative to directly purchasing the underlying foreign securities in their national markets and currencies, they are also subject to many of the risks associated with investing directly in foreign securities. Foreign investments can be riskier and more volatile than investments in the United States. Adverse political and economic developments or changes in the value of foreign currency can make it difficult for the Fund to sell its securities and could reduce the value of your shares. Securities of foreign companies may not be registered with the U.S. Securities and Exchange Commission (the “SEC”) and foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers. In addition, periodic U.S. Government restrictions on investments in issuers from certain foreign countries may require the Fund to sell such investments at inopportune times, which could result in losses to the Fund.

Emerging Markets Securities Risk – The Fund may invest in companies located or doing business in emerging market countries. Investments in emerging markets securities are considered speculative and subject to heightened risks in addition to the general risks of investing in non-U.S. securities. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed. Differences in tax and accounting standards and difficulties in obtaining information about foreign governments or foreign companies may impair investment decisions. In addition, emerging markets securities may be subject to smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, emerging market governments may have limited ability to raise taxes or authorize appropriations for debt repayment. In addition, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies. Moreover, the currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. These risks may be magnified in less-established emerging markets.

Large-Capitalization Company Risk – The large capitalization companies in which the Fund may invest may lag the performance of smaller capitalization companies because large capitalization companies may experience slower rates of growth than smaller capitalization companies and may not respond as quickly to market changes and opportunities.

Small and Medium Capitalization Companies Risk – The risk that small and medium capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small and medium capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small capitalization and medium capitalization stocks may be more volatile than those of larger companies. Small capitalization and medium capitalization stocks may be traded over-the-counter or listed on an exchange.

Depositary Receipts Risk – Investments in depositary receipts may be less liquid and more volatile than the underlying securities in their primary trading market. If a depositary receipt is denominated in a different currency than its underlying securities, the Fund will be subject to the currency risk of both the investment in the depositary receipt and the underlying security. Holders of depositary receipts may have limited or no rights to take action with respect to the underlying securities or to compel the issuer of the receipts to take action. The prices of depositary receipts may differ from the prices of securities upon which they are based. Certain of the depositary receipts in which the Fund invests may be unsponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. In addition, prices of unsponsored depositary receipts may be more volatile than those of sponsored depositary receipts.

Investing in ETFs Risk – ETFs are pooled investment vehicles, such as registered investment companies and grantor trusts, whose shares are listed and traded on U.S. and non-U.S. stock exchanges or otherwise traded in the over-the-counter market. To the extent that the Fund invests in ETFs, the Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities in which the ETF invests, and the value of the Fund’s investment will fluctuate in response to the performance of the ETF’s holdings. ETFs typically incur fees that are separate from those of the Fund. Accordingly, the Fund’s investments in ETFs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the ETFs’ operating expenses, in addition to paying Fund expenses.

REIT Risk – REITs are pooled investment vehicles that own, and usually operate, income-producing real estate. REITs are susceptible to the risks associated with direct ownership of real estate, such as: declines in property values; increases in property taxes, operating expenses, interest rates or competition; overbuilding; zoning changes; and losses from casualty or condemnation. REITs typically incur fees that are separate from those of the Fund. Accordingly, the Fund’s shareholders will indirectly bear a proportionate share of the REITs’ operating expenses, in addition to paying Fund expenses.

Convertible Securities Risk – The value of a convertible security is influenced by changes in interest rates (with investment value declining as interest rates increase and increasing as interest rates decline) and the credit standing of the issuer. The price of a convertible security will also normally vary in some proportion to changes in the price of the underlying common stock because of the conversion or exercise feature.

Derivatives Risk – The Fund’s use of derivatives, such as options, is subject to market risk, correlation risk, valuation risk, liquidity risk and credit risk. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Correlation risk is the risk that changes in the value of the derivative instruments may not correlate perfectly with the underlying asset, rate or index. Valuation risk is the risk that the derivative instrument may be difficult to value. Liquidity risk is the risk that the derivative instrument may be difficult or impossible to sell at the time and the price that the Fund would like, which may cause the Fund to have to accept a lower price to sell a derivative instrument, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on the Fund’s management or performance. Credit risk is the risk that the counterparty to a derivative contract will default or otherwise become unable to honor a financial obligation. The Fund’s use of derivatives is also subject to leverage risk. Leverage risk is the risk that the use of leverage may amplify the effects of market volatility on the Fund’s share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument.

IPO Risk – The Fund may invest in shares of companies through IPOs. Securities issued in IPOs have no trading history, and information about the issuers may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the initial public offering.

Foreign Currency Risk – As a result of the Fund's investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar. In either event, the dollar value of an investment in the Fund would be adversely affected.

Geographic Focus Risk – From time to time, the Fund may invest a significant portion of its assets in securities of issuers in a single country or a small number of countries. To the extent the Fund focuses its investments in a particular country or region, the Fund may be more susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within that country or region. As a result, the Fund may be subject to greater price volatility and risk of loss than a fund holding more geographically diverse investments.

Industry Concentration Risk – The Fund has adopted a policy to concentrate its investments in the technology group of industries, meaning that the Fund will invest more than 25% of its total assets in industries within the technology group on a combined basis. Concentrating Fund investments in companies conducting business in the same group of industries will subject the Fund to a greater risk of loss as a result of adverse economic, business or other developments affecting that group of industries than if its investments were not so concentrated.

Portfolio Turnover Risk – The Fund may engage in active and frequent trading of portfolio securities. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses, affect the Fund's performance.

Large Purchase and Redemption Risk – Large purchases or redemptions of Fund shares by Authorized Participants, including those resulting from substantial purchases or sales of Fund shares by large investors, may force the Fund to purchase or sell securities at times when it would not otherwise do so, and may cause the Fund’s portfolio turnover rate and transaction costs to rise, which may negatively affect the Fund’s performance and have adverse tax consequences for Fund shareholders. These risks may be heightened during the Fund's initial period of operations.

ESG Investing Risk – As part of its investment process, the Adviser considers ESG factors it believes may be relevant to a company’s long-term value creation potential, along with other material factors and analysis, when evaluating investments for the Fund. The Fund may perform differently, including underperforming funds that do not consider ESG factors in their investment processes. In addition, the information and data used to evaluate ESG factors may be incomplete, inaccurate, or unavailable, which could adversely affect the Adviser’s analysis.

New Fund Risk – Because the Fund is new, investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategy, may not employ a successful investment strategy, or may fail to attract sufficient assets under management to realize economies of scale, any of which could result in the Fund being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Such liquidation could have negative tax consequences for shareholders and will cause shareholders to incur expenses of liquidation.

PERFORMANCE INFORMATION

The Fund is new and therefore has no performance history. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund’s returns and comparing the Fund’s performance to a broad measure of market performance. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Current performance information is available by calling the Fund at [phone number] or by visiting [website].

INVESTMENT ADVISER

Sands Capital Management, LLC is the Fund’s investment adviser.

INVESTMENT SUB-ADVISER

Vident Asset Management is the Fund’s investment sub-adviser.

PORTFOLIO MANAGERS

Sands Capital Management, LLC

The Adviser’s portfolio managers are jointly and primarily responsible for making the day-to-day investment decisions for the Fund.

Benjamin Betcher, CFA, Portfolio Manager and Senior Research Analyst, has served as a portfolio manager for the Fund since its inception in [2026].

Daniel Pilling, Portfolio Manager and Senior Research Analyst, has served as a portfolio manager for the Fund since its inception in [2026].

Vident Asset Management

The Sub-Adviser’s portfolio managers are generally responsible for managing the Fund’s portfolio trading activities, including trade execution, pre- and post-trade compliance, and ongoing monitoring of Fund trading activity.

[Portfolio Manager Name] has served as a portfolio manager for the Fund since its inception in [2026].

PURCHASE AND SALE OF FUND SHARES

The Fund issues shares to (or redeems shares from) certain institutional investors known as “Authorized Participants” (typically market makers or other broker-dealers) only in large blocks of at least [XX] shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a portfolio of in-kind securities designated by the Fund and/or cash.

Individual shares of the Fund may only be purchased and sold on the Exchange, other national securities exchanges, electronic crossing networks and other alternative trading systems through a broker-dealer at market prices. Because Fund shares trade at market prices rather than at NAV, Fund shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) (the “bid-ask spread”). Recent information regarding the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads is available at [website].

TAX INFORMATION

The Fund intends to make distributions that may be taxed as qualified dividend income, ordinary income or capital gains if you are not investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account (“IRA”), in which case your distribution will be taxed when withdrawn from the tax-deferred account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

MORE INFORMATION ABOUT THE FUND’S INVESTMENT OBJECTIVE AND STRATEGIES

The Fund’s investment objective is to provide long-term capital appreciation. This investment objective may be changed without shareholder approval.

The Fund seeks to achieve its investment objective by investing in a portfolio of innovative growth businesses that the Adviser believes are well positioned to create long-term value through the continued development, deployment, adoption, and commercialization of AI. The Adviser generally focuses on a long-term investment horizon and seeks to identify a relatively small number of businesses that it believes are capable of creating significant value over time.

The Adviser believes AI represents a transformational technology that will continue to reshape industries, business models, and competitive dynamics across the global economy. Rather than focusing on a single segment of the AI opportunity, the Adviser seeks investment opportunities across multiple segments of the AI landscape and expects the Fund's exposure to evolve as AI technologies, business models, and market opportunities develop.

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity and equity-related securities of AI Companies. This investment policy may be changed by the Fund upon 60 days’ prior written notice to shareholders. For purposes of the Fund’s 80% investment policy, an AI Company is a company for which the Adviser has determined that AI is a material driver of the company's long-term value creation potential. The Adviser generally expects each company included in the Fund's 80% investment basket to fall within one or more of the following categories:

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Enablers – Companies that provide the foundational infrastructure, hardware, software, data, cloud services, energy infrastructure, networking, semiconductor technologies, or other products and services necessary to develop, deploy, or scale AI technologies.

•	Builders – Companies that develop AI technologies or incorporate AI into products or services to create new capabilities, applications, or business models.

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Beneficiaries – Companies that use AI to materially enhance their existing businesses through improvements in products, services, operating efficiency, customer experience, competitive position, or long-term growth prospects.

In determining whether a company qualifies as an AI Company, the Adviser applies its investment process and considers the totality of the facts and circumstances. Relevant considerations may include company disclosures and management commentary, the Adviser’s proprietary research and analysis, industry and market data, and relevant third-party research. No single factor is determinative, and a company may qualify under more than one of the categories described above. In all cases, the Adviser must determine that AI represents a material component of the company’s long-term value creation potential.

The Adviser employs a long-term, fundamental, bottom-up investment process designed to identify innovative growth businesses with the potential to generate sustainable above-average growth over time. In selecting securities for the Fund, the Adviser evaluates companies based on six investment criteria: (1) sustainable above-average growth; (2) leadership in a promising business space; (3) significant competitive advantages; (4) a management team with a clear mission and focus; (5) financial strength; and (6) rational valuation relative to the market and business prospects. In evaluating companies for the Fund, the Adviser also assesses each company's role within the evolving AI landscape and the extent to which artificial intelligence is expected to drive the company's long-term value creation. The Adviser develops its understanding of prospective investments through fundamental research, which may include analysis of company fundamentals, industry and competitive dynamics, engagement with company management, proprietary financial analysis, and collaboration among the Adviser’s portfolio managers and research analysts. The Adviser seeks to invest in companies that it believes satisfy the criteria described above and offer attractive long-term investment opportunities relative to other available investments.

As part of its evaluation of a company, the Adviser also considers ESG factors that it believes may be material to the long-term value creation potential of the company. The Adviser utilizes proprietary ESG-related research to enhance its evaluation of portfolio businesses. The relevance and materiality of specific ESG factors vary depending on the region, country, industry, and company. The Adviser's analysis of these factors is integrated into the investment decision-making process rather than applied as a separate screen or set of exclusionary criteria.

The Adviser generally will sell or reduce a portfolio holding when an issue arises that negatively affects the Adviser's assessment of one or more of its investment criteria, when the original investment thesis is no longer intact, when the security becomes materially overvalued relative to the Adviser's assessment of the underlying business, when the Adviser determines that another investment presents a more attractive long-term opportunity, or when a sale or reduction is appropriate for portfolio construction or risk management purposes. Consistent with its long-term investment approach, the Adviser generally seeks to own portfolio companies over extended periods, although portfolio transactions may occur as new information becomes available or relative investment opportunities evolve.

The Fund is classified as “non-diversified,” which means that it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. The Fund normally invests in a portfolio of approximately 25 to 50 issuers across U.S. and non-U.S. markets, including developed and emerging markets. The Fund expects to invest primarily in large- and mid-capitalization companies but may invest in companies of any market capitalization when the Adviser believes the long-term opportunity is compelling. The Fund primarily invests in common stocks and other equity securities, including ADRs, GDRs, ETFs, REITs, and convertible securities. The Fund may invest in shares of companies through IPOs. The Fund may invest in equity-related securities, including certain derivatives that provide exposure to equity markets, such as options. The Fund may use such derivatives for efficient portfolio management or risk management purposes, as well as to obtain investment exposure.

The Fund generally expects to remain fully invested, although the Adviser may hold cash or cash equivalents when warranted by market conditions, portfolio management considerations, shareholder activity, or pending investment opportunities. The Fund has adopted a policy to concentrate its investments in the technology group of industries, meaning that the Fund will invest more than 25% of its total assets in industries within the technology group on a combined basis. As of the date of this Prospectus, within the technology group of industries, the Fund is expected to have significant exposure to the semiconductors and semiconductor equipment industry, although this exposure may change over time.

The Adviser has engaged Vident Asset Management to serve as Sub-Adviser for the Fund. The Sub-Adviser is responsible for trading portfolio securities for the Fund, including selecting broker-dealers to execute purchase and sale transactions or in connection with any rebalancing or reconstitution of the portfolio, pre- and post-trade compliance, and monitoring of Fund trading activity, subject to the oversight of the Adviser and the Board.

The investments and strategies described in this prospectus are those that the Fund uses under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may, but is not obligated to, invest up to 100% of its assets in money market instruments and other cash equivalents that would not ordinarily be consistent with its investment objective. If the Fund invests in this manner, it may cause the Fund to forgo greater investment returns for the safety of principal and the Fund may therefore not achieve its investment objective. The Fund will only do so if the Adviser believes that the risk of loss outweighs the opportunity to pursue the Fund’s investment objective.

This prospectus describes the Fund’s principal investment strategies. In addition to the securities and other investments and strategies described in this prospectus, the Fund also may invest to a lesser extent in other securities, use other strategies and engage in other investment practices that are not part of its principal investment strategies. These investments and strategies, as well as those described in this prospectus, are described in detail in the Fund’s Statement of Additional Information (the “SAI”) (for information on how to obtain a copy of the SAI see the back cover of this prospectus). There is no guarantee that the Fund will achieve its investment objective.

MORE INFORMATION ABOUT RISK

Investing in the Fund involves risk and there is no guarantee that the Fund will achieve its goal. The Adviser’s judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good of a job the Adviser does, you could lose money on your investment in the Fund, just as you could with similar investments.

The value of your investment in the Fund is based on the value of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which they trade. The effect on the Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings. The Fund is non-diversified, meaning that it may invest a large percentage of its assets in a single issuer or a relatively small number of issuers.

ETF Risks – The Fund is an ETF and, as a result of this structure, it is exposed to the following risks:

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Trading Risk – Although Fund shares are listed for trading on the Exchange, there can be no assurance that an active trading market for such shares will develop or be maintained. Secondary market trading in the Fund’s shares may be halted by a listing exchange because of market conditions or for other reasons. For example, trading in the Fund’s shares is subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules. In addition, there can be no assurance that the requirements necessary to maintain the listing of the Fund’s shares on the Exchange will continue to be met or will remain unchanged.

Shares of the Fund may trade at, above or below their most recent NAV. The per share NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings since the prior most recent calculation. The trading prices of the Fund’s shares will fluctuate continuously throughout trading hours based on market supply and demand. The trading prices of the Fund’s shares may deviate more significantly from NAV during periods of market volatility. These factors, among others, may lead to the Fund’s shares trading at a premium or discount to NAV. However, given that shares can be created and redeemed in Creation Units at NAV by Authorized Participants, the Adviser does not expect that large discounts or premiums to NAV will persist for extended periods of time. While the creation/redemption feature is designed to make it likely that the Fund’s shares normally will trade close to the Fund’s NAV, exchange prices for Fund shares are not expected to correlate exactly with the Fund’s NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence of extreme volatility may result in trading prices that differ more significantly from NAV. If a shareholder purchases Fund shares at a time when the market price of the Fund is at a premium to its NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Investors buying or selling shares of the Fund in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of shares. In addition, secondary market investors will also incur the cost of the difference between the price that a market participant is willing to pay for shares (the “bid” price) and the price at which a market participant is willing to sell shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid/ask spread.” The bid/ask spread varies over time for Fund shares based on a number of factors, including trading volume and market liquidity, and is generally lower if the Fund’s shares have more trading volume and market liquidity and higher if the Fund’s shares have little trading volume and market liquidity. Further, increased market volatility may cause increased bid/ask spreads. Due to the costs of buying or selling shares of the Fund, including bid/ask spreads, frequent trading of such shares may significantly reduce investment results.

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Cash Transactions Risk - Like other ETFs, the Fund sells and redeems its shares only in large blocks called Creation Units and only to “Authorized Participants.” Unlike many other ETFs, however, the Fund expects to effect its creations and redemptions at least partially for cash, rather than in-kind securities. Thus, an investment in the Fund may be less tax-efficient than an investment in other ETFs as the Fund may recognize a capital gain that it could have avoided by making redemptions in-kind. As a result, the Fund may pay out higher capital gains distributions than ETFs that redeem in-kind. Further, paying redemption proceeds at least partially in cash rather than through in-kind delivery of portfolio securities may require the Fund to dispose of or sell portfolio investments to obtain the cash needed to distribute redemption proceeds at an inopportune time.

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Limited Authorized Participants, Market Makers and Liquidity Providers Risk – Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of financial institutions that may act as Authorized Participants. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Fund shares may trade at a material discount to NAV and possibly face delisting: (i) Authorized Participants exit the business or otherwise become unable to process creation and/or redemption orders and no other Authorized Participants step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions. An active trading market for shares of the Fund may not develop or be maintained, and, particularly during times of market stress, Authorized Participants or market makers may not fulfill their respective roles in executing purchase or redemption orders and making a market in shares of the Fund. This could, in turn, lead to enhanced variances between the market price of the Fund’s shares and the value of its underlying securities.

Equity Risk – Equity securities include publicly and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock and convertible securities, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of such securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. A variety of factors can lead to volatility in local, regional, or global markets, including regulatory events, inflation, interest rates, government defaults, government shutdowns, war, regional conflicts, acts of terrorism, social unrest, the imposition of tariffs, trade disputes, and substantial economic downturn or recessions. In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken worldwide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. Fluctuations in the value of equity securities in which a mutual fund invests will cause the fund’s net asset value (“NAV”) to fluctuate. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations.

Artificial Intelligence Company Risk – Companies involved in, or exposed to, artificial intelligence related businesses may have limited product lines, markets, financial resources or personnel. These companies face intense competition and potentially rapid product obsolescence, and many depend significantly on retaining and growing the consumer base of their respective products and services. Many of these companies are also reliant on the end user demand of products and services in various industries that may in part utilize artificial intelligence.

Further, many companies involved in, or exposed to, artificial intelligence-related businesses may be substantially exposed to the market and business risks of other industries or sectors, and the Fund may be adversely affected by negative developments impacting those companies, industries or sectors. In addition, these companies are heavily dependent on intellectual property rights and may be adversely affected by loss or impairment of those rights. There can be no assurance that companies involved in artificial intelligence will be able to successfully protect their intellectual property to prevent the misappropriation of their technology, or that competitors will not develop technology that is substantially similar or superior to such companies’ technology. Legal and regulatory changes, particularly related to information privacy and data protection, may have an impact on a company’s products or services.

Companies that utilize AI in their business operations may face challenges with properly managing its use, which could result in reputational harm, competitive harm, legal liability, or adverse effects on such companies’ business operations. If the content, analyses, or recommendations that AI applications assist companies in producing are or are alleged to be deficient, inaccurate, or biased, the Fund may be adversely affected. Additionally, AI tools used by such companies may produce inaccurate, misleading or incomplete responses that could lead to errors in decision-making or other business activities, which could have a negative impact on the performance of such companies. Such AI tools could also be used against companies in criminal or negligent ways.

AI technology could face increasing regulatory scrutiny in the future, which may limit the development of this technology and impede the growth of companies that develop and/or utilize this technology. Similarly, the collection of data from consumers and other sources could face increased scrutiny as regulators consider how the data is collected, stored, safeguarded and used. AI companies may face regulatory fines and penalties, including potential forced break-ups, that could hinder the ability of the companies to operate on an ongoing basis. Country, government, and/or region-specific regulations or restrictions could have an impact on AI and big data companies.

AI companies typically engage in significant amounts of spending on research and development, and there is no guarantee that the products or services produced by these companies will be successful. Securities of artificial intelligence companies, especially smaller companies, tend to be more volatile than companies that do not rely heavily on technology. Because the Fund invests across multiple segments of the AI landscape, including Enablers, Builders, and Beneficiaries, portfolio companies face differing but overlapping risks. Enablers face commoditization and capital expenditure risk as AI infrastructure markets mature. Builders face product adoption, competition, and rapid obsolescence risk. Beneficiaries face execution risk in integrating AI into existing operations, and the anticipated benefits of AI adoption may not materialize or may take significantly longer to achieve than expected. There is also a risk that the Adviser may overestimate the extent to which AI contributes to a company's long-term value creation, particularly for Beneficiaries where AI is one of several factors driving the company's business. If AI technologies do not develop or achieve commercial adoption as anticipated, the value of the Fund’s investments and its performance could be adversely affected.

Technology Group of Industries Risk – The Fund has adopted a policy to concentrate its investments in the technology group of industries, meaning that the Fund will invest more than 25% of its total assets in industries within the technology group on a combined basis. Therefore, the performance of the Fund could be negatively impacted by events affecting this group of industries. Market or economic factors impacting technology companies and companies that rely heavily on technological advances could have a significant effect on the value of the Fund’s investments. The value of stocks of information technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Stocks of information technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. The Fund is currently expected to have significant exposure to the semiconductors and semiconductor equipment industry, although this exposure may change over time. Companies in this group of industries may be significantly affected by intense competition, aggressive pricing, technological developments, changing domestic demand, the ability to attract and retain skilled employees, the possibility of cyclical market patterns, evolving industry standards, changes in trading partners, and frequent new product introductions. A downturn in this group of industries could have a significant adverse impact on the Fund.

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Semiconductors & Semiconductor Equipment Industry Risks. Competitive pressures may have a significant effect on the financial condition of semiconductor companies and, as product cycles shorten and manufacturing capacity increases, these companies may become increasingly subject to aggressive pricing, which hampers profitability. Reduced demand for end-user products, under-utilization of manufacturing capacity, and other factors could adversely impact the operating results of companies in the semiconductor industry. Semiconductor companies typically face high capital costs and may be heavily dependent on intellectual property rights. The semiconductor industry is highly cyclical, which may cause the operating results of many semiconductor companies to vary significantly. The industry is complex and global in nature, with manufacturing plants predominantly located in East Asia. Because of this, it is subject to numerous risks, including geopolitical tensions, earthquakes, and extreme weather events. The stock prices of companies in the semiconductor industry have been and likely will continue to be extremely volatile.

Active Management Risk – The Fund is subject to the risk that the Adviser’s judgments about the attractiveness, value, or potential appreciation of the Fund’s investments may prove to be incorrect. If the investments selected and strategies employed by the Fund fail to produce the intended results, the Fund could underperform in comparison to other funds with similar objectives and investment strategies.

Investment Style Risk – The Fund invests in equity securities of companies that the Adviser believes will have above-average rates of earnings growth and which, therefore, may experience above-average increases in stock prices. Over time, a growth investing style may go in and out of favor, causing the Fund to sometimes underperform other equity funds that use differing investing styles.

Non-Diversification Risk – The Fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. To the extent that the Fund invests its assets in a smaller number of issuers, the Fund will be more susceptible to negative events affecting those issuers than a diversified fund. However, the Fund intends to satisfy the asset diversification requirements for qualifying as a RIC under Subchapter M of the Code.

Cyber Security Risk – The Fund and its service providers may be subject to operational and information security risks resulting from cyber-attacks. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber security breaches. Cyber-attacks affecting the Fund or its service providers may adversely impact the Fund. For instance, cyber-attacks may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential company information, impede redemptions, subject the Fund to regulatory fines or financial losses, and cause reputational damage. The Fund may also incur additional costs for cyber security risk management purposes. Similar types of cyber security risks are also present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers and may cause the Fund's investment in such portfolio companies to lose value.

Foreign Company Risk – Investments in securities of foreign companies (including direct investments as well as through ADRs) can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or appropriation, could affect investments in foreign companies. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Financial statements of foreign issuers are governed by different accounting, auditing, and financial reporting standards than the financial statements of U.S. issuers and may be less transparent and uniform than in the United States. Thus, there may be less information publicly available about foreign issuers than about most U.S. issuers. Transaction costs are generally higher than those in the United States and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio. Additionally, periodic U.S. Government restrictions on investments in issuers from certain foreign countries may result in the Fund having to sell such prohibited securities at inopportune times. Such prohibited securities may have less liquidity as a result of such U.S. Government designation and the market price of such prohibited securities may decline, which may cause the Fund to incur losses.

Emerging Markets Risk – Emerging market countries may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and unreliable securities valuation. It is sometimes difficult to obtain and enforce court judgments in such countries and there is often a greater potential for nationalization and/or expropriation of assets by the government of an emerging market country. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar. The Fund may incur operating expenses that are higher than those of funds that invest exclusively in U.S. equity securities due to higher custodial fees and brokerage commissions associated with investments in foreign securities.

Large-Capitalization Company Risk – The large capitalization companies in which the Fund may invest may lag the performance of smaller capitalization companies because large capitalization companies may experience slower rates of growth than smaller capitalization companies and may not respond as quickly to market changes and opportunities.

Small and Medium-Capitalization Companies Risk – To the extent that the Fund invests in small and medium-capitalization companies, the Fund may be subject to additional risk. The small and medium capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small and medium capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small capitalization and medium capitalization stocks may be more volatile than those of larger companies. Small capitalization and medium capitalization stocks may be traded over-the-counter or listed on an exchange.

Depositary Receipts Risk – ADRs are typically trust receipts issued by a U.S. bank or trust company that evidence an indirect interest in underlying securities issued by a foreign entity. GDRs, EDRs, and other types of depositary receipts are typically issued by non-U.S. banks or financial institutions to evidence an interest in underlying securities issued by either a U.S. or a non-U.S. entity. Investments in non-U.S. issuers through ADRs, GDRs, EDRs, and other types of depositary receipts generally involve risks applicable to other types of investments in non-U.S. issuers. Investments in depositary receipts may be less liquid and more volatile than the underlying securities in their primary trading market. If a depositary receipt is denominated in a different currency than its underlying securities, the Fund will be subject to the currency risk of both the investment in the depositary receipt and the underlying security. The values of depositary receipts may decline for a number of reasons relating to the issuers or sponsors of the depositary receipts, including, but not limited to, insolvency of the issuer or sponsor. Holders of depositary receipts may have limited or no rights to take action with respect to the underlying securities or to compel the issuer of the receipts to take action. The prices of depositary receipts may differ from the prices of securities upon which they are based.

The Fund may invest in unsponsored depositary receipts, which are issued by one or more depositaries without a formal agreement with the company that issues the underlying securities. Holders of unsponsored depositary receipts generally bear all the costs thereof, and the depositaries of unsponsored depositary receipts frequently are under no obligation to distribute shareholder communications received from the issuers of the underlying securities or to pass through voting rights with respect to the underlying securities. In addition, the issuers of the securities underlying unsponsored depositary receipts are not obligated to disclose material information to the market and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the depositary receipts. Prices of unsponsored depositary receipts may be more volatile than those of sponsored depositary receipts.

Investing in ETFs Risk – The Fund may invest in ETFs. ETFs are pooled investment vehicles, such as registered investment companies and grantor trusts, whose shares are listed and traded on U.S. and non-U.S. stock exchanges or otherwise traded in the over-the-counter market. To the extent that the Fund invests in ETFs, the Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities in which the ETF invests, and the value of the Fund’s investment will fluctuate in response to the performance of the ETF’s holdings. ETFs typically incur fees that are separate from those of the Fund. Accordingly, the Fund’s investments in ETFs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the ETFs’ operating expenses, in addition to paying Fund expenses. Because the value of ETF shares depends on the demand in the market, shares may trade at a discount or premium to their NAV and the Adviser may not be able to liquidate the Fund’s holdings at the most optimal time, which could adversely affect the Fund’s performance.

REIT Risk – REITs are pooled investment vehicles that own, and usually operate, income-producing real estate. REITs are susceptible to the risks associated with direct ownership of real estate, such as: declines in property values; increases in property taxes, operating expenses, interest rates or competition; overbuilding; zoning changes; and losses from casualty or condemnation. REITs typically incur fees that are separate from those of the Fund. Accordingly, the Fund’s shareholders will indirectly bear a proportionate share of the REITs’ operating expenses, in addition to paying Fund expenses.

Convertible Securities Risk – Convertible securities are securities that are convertible into or exercisable for common stock of the issuer (or cash or securities of equivalent value) at either a stated price or a stated rate. The market values of convertible securities may decline as interest rates increase and, conversely, increase as interest rates decline. A convertible security’s market value, however, tends to reflect the market price of the common stock of the issuing company when that stock price approaches or is greater than the convertible security’s “conversion price.” The conversion price is defined as the predetermined price at which the convertible security could be exchanged for the associated stock. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security. Thus, it may not decline in price to the same extent as the underlying common stock. In the event of a liquidation of the issuing company, holders of convertible securities may be paid before the company’s common stockholders but after holders of any senior debt obligations of the company. Consequently, the issuer’s convertible securities generally entail less risk than its common stock but more risk than its debt obligations.

Derivatives Risk – The Fund’s use of derivatives, such as options, is subject to derivatives risk. Derivatives are often more volatile than other investments and may magnify the Fund's gains or losses. There are various factors that affect the Fund's ability to achieve its objective with derivatives. Successful use of a derivative depends upon the degree to which prices of the underlying assets correlate with price movements in the derivatives the Fund buys or sells. The Fund could be negatively affected if the change in market value of its securities fails to correlate perfectly with the values of the derivatives it purchased or sold. The lack of a liquid secondary market for a derivative may prevent the Fund from closing its derivative positions and could adversely impact its ability to achieve its objective and to realize profits or limit losses. Since certain derivatives may be purchased for a fraction of their value, a relatively small price movement in a derivative may result in an immediate and substantial loss or gain to the Fund. Derivatives are often more volatile than other investments and the Fund may lose more in a derivative than it originally invested in it. Additionally, derivative instruments are subject to counterparty risk, meaning that the party that issues the derivative may experience a significant credit event and may be unwilling or unable to make timely settlement payments or otherwise honor its obligations. There can be no assurance that the Adviser's use of derivatives will be successful in achieving its intended goals. Additionally, regulation relating to the Fund's use of derivatives and related instruments, including Rule 18f-4 under the 1940 Act, could potentially limit or impact the Fund's ability to invest in derivatives, limit the Fund's ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund's performance. The Fund intends to qualify as a limited derivatives user under Rule 18f-4 under the 1940 Act, meaning the Fund intends to limit its derivatives exposure (excluding certain derivatives transactions used to hedge certain currency or interest rate risks) to no more than 10% of its net assets.

IPO Risk – The Fund may invest in shares of companies through IPOs. Securities issued in IPOs have no trading history, and information about the issuers may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the initial public offering. When an IPO is brought to the market, availability may be limited and the Fund may not be able to buy any shares at the offering price, or, if it is able to buy shares, it may not be able to buy as many shares at the offering price as it would like.

ESG Investing Risk – As part of its investment process, the Adviser considers ESG factors when evaluating companies for the Fund. The Fund may perform differently, including underperforming, funds that do not consider ESG factors or that apply different ESG methodologies. The Adviser’s consideration of ESG factors could cause the Fund's exposure to certain sectors or types of investments to differ from that of funds without a similar process, which may impact the Fund's investment performance depending on whether such sectors or investments are in or out of favor in the market. A company's ESG profile or the Adviser's assessment of a company's ESG profile may change over time. In evaluating a company, the Adviser relies upon information and data that may turn out to be incomplete, inaccurate, or unavailable, which may negatively affect the Adviser's analysis. The relevance and materiality of ESG factors vary by region, country, industry, and company, and the successful integration of ESG analysis into the investment process depends on the Adviser's skill in identifying material ESG issues. ESG factors may be evaluated differently by different managers and may not carry the same meaning to all investors and managers.

Foreign Currency Risk – Because the Fund may invest in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. In either event, the dollar value of an investment in the Fund would be adversely affected. Currency exchange rates may fluctuate significantly over short periods of time. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments in the United States or abroad. The Fund may also incur costs in connection with conversions between various currencies.

Geographic Focus Risk – From time to time, the Fund may invest a significant portion of its assets in securities of issuers in a single country or a small number of countries. To the extent the Fund focuses its investments in a particular country or region, the Fund may be more susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within that country or region. As a result, the Fund may be subject to greater price volatility and risk of loss than a fund holding more geographically diverse investments. The economies and financial markets of certain regions can be interdependent and may be adversely affected by the same events.

Industry Concentration Risk – The Fund has adopted a policy to concentrate its investments in the technology group of industries, meaning that the Fund will invest more than 25% of its total assets in industries within the technology group on a combined basis. As a result, the Fund may be more susceptible to economic, political, regulatory or other events or conditions affecting those industries than if it were broadly diversified over numerous industries and sectors of the economy.

Liquidity Risk – Certain securities held by the Fund may be difficult (or impossible) to sell at the time and at the price the Adviser would like. The Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on Fund performance. The Fund preserves flexibility to invest on a limited basis in participation notes ("P-Notes"), low exercise price warrants ("LEPWs"), options, and private securities, which could be less liquid or harder to value than exchange-traded equity securities. Infrequent trading of securities may also lead to an increase in their price volatility.

Portfolio Turnover Risk – The Fund may engage in active and frequent trading of portfolio securities. A higher portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses and reduce the Fund’s performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if the Fund had lower portfolio turnover, which may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses, affect the Fund’s performance.

Large Purchase and Redemption Risk – Large purchases or redemptions of Fund shares by Authorized Participants, including those resulting from substantial purchases or sales of Fund shares by large investors, may adversely affect the Fund’s performance and its ability to maintain a portfolio consistent with its investment objective. In particular, such activity could force the Fund to sell portfolio securities when it might not otherwise do so, which may negatively impact the Fund’s NAV and increase brokerage costs. Large purchases may also adversely affect performance to the extent the Fund is delayed in investing new cash. These risks may be heightened during the Fund’s initial period of operations when a relatively small number of shareholders may hold a significant portion of Fund assets.

New Fund Risk – Because the Fund is new, investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategy, may not employ a successful investment strategy, or may fail to attract sufficient assets under management to realize economies of scale, any of which could result in the Fund being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Such liquidation could have negative tax consequences for shareholders and will cause shareholders to incur expenses of liquidation.

INFORMATION ABOUT PORTFOLIO HOLDINGS

A description of the Fund’s policies and procedures with respect to the circumstances under which the Fund discloses its portfolio holdings is available in the Fund’s SAI.

MORE INFORMATION ABOUT THE INVESTMENT ADVISER

Sands Capital Management, LLC, a Delaware limited liability company, serves as investment adviser to the Fund (the “Adviser”). The Adviser was initially formed in 1992 as a Sub-Chapter S-Corporation and converted to a limited liability company in 2005. The Adviser’s principal place of business is located at 1000 Wilson Boulevard, Suite 3000, Arlington, VA 22209. The Adviser is an independent investment management firm focused exclusively on growth investing. Clients include, among other types, individuals (high net worth and other than high net worth), banking or thrift institutions, investment companies and pooled investment vehicles, pension and profit-sharing plans, charitable organizations, state and municipal government entities, sovereign wealth funds and foreign official institutions, corporations, non-US pension funds, and superannuation funds. As of [DATE], the Adviser had approximately $[XX] in discretionary assets under management in the firm's public equity strategies. The Adviser makes investment decisions for the Fund and continuously reviews, supervises and administers the Fund’s investment program. The Board oversees the Adviser and establishes policies that the Adviser must follow in its management activities.

For its services to the Fund, the Adviser is entitled to an investment advisory fee, which is calculated daily and paid monthly, at an annual rate of 0.60% based on the average daily net assets of the Fund. The Adviser has contractually agreed to waive or reduce fees and/or reimburse expenses to the extent necessary to keep total annual Fund operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles, and extraordinary expenses (collectively, “excluded expenses”)) from exceeding 0.70% of the Fund’s average daily net assets until March 31, 2028 (the “contractual expense limit”). To maintain this expense cap, the Adviser may waive a portion of its management fee and/or reimburse certain expenses of the Fund. In addition, the Adviser may receive from the Fund the difference between the total annual Fund operating expenses (not including excluded expenses) and the expense cap to recoup all or a portion of its prior fee waivers or expense reimbursements made during the three-year period preceding the recoupment if at any point total annual Fund operating expenses (not including excluded expenses) are below the expense cap (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment.

A discussion regarding the basis for the Board’s approval of the Fund’s Investment Management Agreement will be available in the Fund’s first report filed on Form N-CSR.

MORE INFORMATION ABOUT THE INVESTMENT SUB-ADVISER

Vident Advisory, LLC (d/b/a Vident Asset Management) (the “Sub-Adviser”), a Delaware limited liability company located at 1125 Sanctuary Pkwy., Suite 515, Alpharetta, Georgia 30009, serves as the sub-adviser to the Fund. As of [DATE], the Sub-Adviser had approximately $[XX] billion in assets under management.

The Sub-Adviser is responsible for trading portfolio securities for the Fund, including selecting broker-dealers to execute purchase and sale transactions or in connection with any rebalancing or reconstitution of the portfolio, pre- and post-trade compliance, and monitoring of Fund trading activity, subject to the oversight of the Adviser and the Board.

For its services to the Fund, the Sub-Adviser is entitled to a fee from the Adviser, which is calculated daily and paid monthly, at an annual rate of [XX] based on the average daily net assets of the Fund.

A discussion regarding the basis for the Board’s approval of the Fund’s investment sub-advisory agreement will be available in the Fund’s first report filed on Form N-CSR.

PORTFOLIO MANAGERS

The Fund is managed by a team of investment professionals. The Adviser’s portfolio managers are jointly and primarily responsible for making the day-to-day investment decisions for the Fund. The Sub-Adviser’s portfolio managers are generally responsible for managing the Fund’s portfolio trading activities, including trade execution, pre- and post-trade compliance, and ongoing monitoring of Fund trading activity.

Sands Capital Management, LLC

Benjamin Betcher, Portfolio Manager and Senior Research Analyst, is a portfolio manager for the Fund. Mr. Betcher has worked for the Adviser since 2021. He has served as Portfolio Manager and Senior Research Analyst since February 2026. Previously, he served as Senior Research Analyst from 2024 through January 2026 and as Research Analyst from July 2021 through 2023. Prior to joining the Adviser in 2021, Mr. Betcher was an analyst at Davis Advisors and a senior research associate at Sanford C. Bernstein & Co, and served as head of finance at Ampush. Mr. Betcher received his BS in psychology from Tufts University in 2009. He is a CFA® charterholder.

Daniel Pilling, Portfolio Manager and Senior Research Analyst, is a portfolio manager for the Fund. Mr. Pilling has worked for the Adviser since 2018. Mr. Pilling originally joined the Adviser as a Research Analyst and was promoted to Senior Research Analyst in 2021 and Portfolio Manager in 2024. Prior to joining the Adviser in 2018, Mr. Pilling served as an Analyst at Balyasny Asset Management from 2015-2017, Millennium Capital Partners from 2014-2015, and QVT Financial from 2012-2014. Prior to 2012, Mr. Pilling served as a Research Associate at Fidelity from 2010-2011 and an Analyst at Greenhill & Co. from 2007-2009. Mr. Pilling received his BA in Business Finance and Economics from Manchester Business School in 2006 and his Master of Philosophy in Finance from Cambridge University in 2007.

Vident Asset Management

[Portfolio Manager Name] is a portfolio manager for the Fund. [Portfolio Manager Name] has worked for the Sub-Adviser since [Date]. [Portfolio Manager Name] has served as [Position Title] since [Date].

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed, and ownership of Fund shares.

PURCHASING AND SELLING FUND SHARES

Shares of the Fund are listed for trading on the Exchange. When you buy or sell the Fund’s shares on the secondary market, you will pay or receive the market price. You may incur customary brokerage commissions and charges and may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. The shares of the Fund will trade on the Exchange at prices that may differ to varying degrees from the daily NAV of such shares. A business day with respect to the Fund is any day on which the Exchange is open for business. Because the Fund may own securities that are primarily listed on foreign exchanges which may trade on days when the Fund does not price its shares, the value of the Fund’s investments may change on days when shareholders will not be able to purchase or sell the Fund’s shares. The Exchange is generally open Monday through Friday and is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

The Fund’s NAV is determined by dividing the total value of the Fund’s portfolio investments and other assets, less any liabilities, by the total number of shares outstanding. NAV is determined each business day, normally as of the close of regular trading of the New York Stock Exchange (ordinarily 4:00 p.m., Eastern time).

In calculating NAV, the Fund generally values its investment portfolio at each constituent investment’s market price. If market prices are not readily available or they are unreliable, such as in the case of a security value that has been materially affected by events occurring after its relevant market closes, securities are valued at fair value. The Board has designated the Adviser as the Fund’s valuation designee to make fair value determinations with respect to the Fund’s portfolio investments, subject to the Board’s oversight. The Adviser has adopted and implemented policies and procedures to be followed when making fair value determinations, and it has established a Valuation Committee through which the Adviser makes fair value determinations. The Adviser’s determination of a security’s fair value price often involves the consideration of a number of factors, is subjective in nature, and is therefore subject to the unavoidable risk that the value assigned to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available.

With respect to non-U.S. securities held by the Fund, the Adviser may take factors influencing specific markets or issuers into consideration in determining the fair value of a non-U.S. security. Foreign securities markets may be open on days when the U.S. markets are closed. In such cases, the value of any foreign securities owned by the Fund may be significantly affected on days when investors cannot buy or sell shares. In addition, due to the difference in times between the close of the foreign markets and the time as of which the Fund prices its shares, the value the Adviser assigns to securities may not be the same as the quoted or published prices of those securities on their primary markets or exchanges. In determining fair value prices, the Adviser may consider the performance of securities on their primary exchanges, foreign currency appreciation/depreciation, securities market movements in the United States, or other relevant information related to the securities.

There may be limited circumstances in which the Adviser would fair value price securities of U.S. companies that are traded on U.S. exchanges – for example, if the exchange on which a portfolio security is principally traded closed early or if trading in a particular security was halted during the day and did not resume for meaningful trading prior to the time the Fund calculated its NAV.

Other assets for which market quotations are not readily available will be valued at their fair value as determined in good faith by the Adviser, subject to Board oversight.

You may obtain the current NAV of the Fund by calling [phone number] or on the Fund’s website at [website].

PAYMENTS TO FINANCIAL INTERMEDIARIES

The Fund and/or the Adviser may compensate financial intermediaries for providing a variety of services to the Fund and/or its shareholders. Financial intermediaries include affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Fund, its service providers or their respective affiliates. This section briefly describes how financial intermediaries may be paid for providing services. For more information, please see “Payments by the Fund or the Adviser to Financial Intermediaries” in the SAI.

In addition to these payments made by the Fund or the Adviser, your financial intermediary may charge you account fees, commissions or transaction fees for buying or selling shares of the Fund, or other fees for servicing your account. Your financial intermediary should provide a schedule of its fees and services to you upon request.

Distribution Plan

The Trust has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act applicable to the Fund that allows the Fund to pay distribution and/or service fees for the sale and distribution of Fund shares, and for services provided to shareholders. No Rule 12b-1 fees are currently paid by the Fund, and there are no plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, because these fees are paid out of the Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The maximum annual Rule 12b-1 fee is 0.25% of the average daily net assets of the Fund.

The implementation of any payments under the distribution plan must be approved by the Board prior to implementation.

Payments by the Adviser

From time to time, the Adviser and/or its affiliates, in their discretion, may make payments to certain affiliated or unaffiliated financial intermediaries to compensate them for the costs associated with distribution, marketing, administration and shareholder servicing support for the Fund. These payments are sometimes characterized as “revenue sharing” payments and are made out of the Adviser’s and/or its affiliates’ own legitimate profits or other resources, are not paid by the Fund, and may be in addition to any payments made to financial intermediaries by the Fund. A financial intermediary may provide these services with respect to Fund shares sold or held through programs such as retirement plans, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (e.g., individual or group annuity) programs. In addition, financial intermediaries may receive payments from the Adviser for making shares of the Fund available to their customers or registered representatives, including providing the Fund with “shelf space,” placing it on a preferred or recommended fund list, or promoting the Fund in certain sales programs that are sponsored by financial intermediaries. To the extent permitted by SEC and Financial Industry Regulatory Authority (“FINRA”) rules and other applicable laws and regulations, the Adviser and/or its affiliates may pay or allow other promotional incentives or payments to financial intermediaries.

The level of payments made by the Adviser and/or its affiliates to individual financial intermediaries varies in any given year and may be negotiated on the basis of sales of Fund shares, the market power and flexibility of the intermediary, the amount of Fund assets serviced by the financial intermediary, the time period in which the arrangement was entered into or amended, or the quality of the financial intermediary’s relationship with the Adviser and/or its affiliates. These payments may be more or less than the payments received by the financial intermediaries from other funds and may influence a financial intermediary to favor the sales of certain funds or share classes over others. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments will not change the NAV of the Fund’s shares.

Please contact your financial intermediary for information about any payments it may receive in connection with the sale of Fund shares or the provision of services to Fund shareholders, as well as information about any fees and/or commissions it charges.

OTHER POLICIES

Excessive Trading Policies and Procedures

The Fund does not impose any restrictions on the frequency of purchases and redemptions of Creation Units; however, the Fund reserves the right to reject or limit purchases by Authorized Participants as described in the SAI. When considering whether such a restriction or policy was necessary, the Board evaluated the risks posed by arbitrage and market timing activities, such as whether frequent purchases and redemptions would interfere with the efficient implementation of the Fund’s investment strategy, or whether they would cause the Fund to experience increased transaction costs. The Board considered that, unlike traditional mutual funds, shares of the Fund are issued and redeemed only in large quantities of shares known as Creation Units available only from the Fund directly to Authorized Participants, and that most trading in Fund shares occurs on the Exchange at prevailing market prices and does not involve the Fund directly. Given this structure, the Board determined that it is unlikely that trading due to arbitrage opportunities or market timing by shareholders would result in negative impact to the Fund or its shareholders. In fact, some degree of trading of the Fund’s shares by Authorized Participants and arbitrageurs is beneficial and critical to ensuring that the Fund’s market prices remain at or close to NAV.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Fund Distributions

Normally, the Fund distributes its net investment income annually and makes distributions of its net capital gains, if any, at least once a year. If you own Fund shares on the Fund’s record date, you will be entitled to receive the distribution.

Dividend Reinvestment Service

Brokers may make available to their customers who own shares of the Fund the Depository Trust Company’s book-entry dividend reinvestment service. If this service is available and used, dividend distributions of both income and capital gains will automatically be reinvested in additional whole shares of the Fund purchased on the secondary market. Without this service, investors would receive their distributions in cash. To determine whether the dividend reinvestment service is available and whether there is a commission or other charge for using this service, consult your broker. Brokers may require the Fund’s shareholders to adhere to specific procedures and timetables if they participate in the dividend reinvestment service.

Tax Information

The following is a summary of certain important U.S. federal income tax issues that affect the Fund and its shareholders. The summary is based on current tax laws, which may be changed by legislative, judicial or administrative action. You should not consider this summary to be a comprehensive explanation of the tax treatment of the Fund, or the tax consequences of an investment in the Fund. Your investment in the Fund may have other tax implications. More information about taxes is located in the SAI.

You are urged to consult your tax adviser regarding specific questions as to federal, state and local income taxes.

Tax Status of the Fund

The Fund intends to elect and to qualify each year for the special tax treatment afforded to a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). If the Fund maintains its qualification as a RIC and meets certain minimum distribution requirements, then the Fund is generally not subject to tax at the fund level on income and gains from investments that are timely distributed to shareholders. However, if the Fund fails to qualify as a RIC or to meet minimum distribution requirements it would result (if certain relief provisions are not available) in fund-level taxation and consequently a reduction in income available for distribution to shareholders.

Unless you are a tax-exempt entity or your investment in Fund shares is made through a tax-deferred retirement account, such as an IRA, you need to be aware of the possible tax consequences when the Fund makes distributions, you sell Fund shares, and you purchase or redeem Creation Units (Authorized Participants only).

Tax Status of Distributions

•	The Fund intends to distribute, at least annually, substantially all of its net investment income and net capital gains income.

•	Dividends and distributions are generally taxable to you whether you receive them in cash or reinvest them in additional shares.

•

The income dividends you receive from the Fund may be taxed as either ordinary income or “qualified dividend income.” Dividends that are reported by the Fund as qualified dividend income are generally taxable to non-corporate shareholders at a maximum tax rate currently set at 20% (lower rates apply to individuals in lower tax brackets). “Qualified dividend income” generally is income derived from dividends paid to the Fund by U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that the Fund receives in respect of stock of certain foreign corporations may be qualified dividend income if that stock is readily tradable on an established U.S. securities market. For such dividends to be taxed as qualified dividend income to a non-corporate shareholder, the Fund must satisfy certain holding period requirements with respect to the underlying stock and the non-corporate shareholder must satisfy holding period requirements with respect to his or her ownership of the Fund’s shares. Holding periods may be suspended for these purposes for stock that is hedged. Distributions that the Fund receives from an underlying fund taxable as a RIC will be treated as qualified dividend income only to the extent so reported by such underlying fund.

•

Taxes on distributions of capital gains (if any) are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned its shares. Sales of assets held by the Fund for more than one year generally result in long-term capital gains and losses, and sales of assets held by the Fund for one year or less generally result in short-term capital gains and losses. Distributions from the Fund’s net capital gain (the excess of the Fund’s net long-term capital gains over its net short-term capital losses) are taxable as long-term capital gains regardless of how long you have owned your shares. For non-corporate shareholders, long-term capital gains are generally taxable at a maximum tax rate currently set at 20% (lower rates apply to individuals in lower tax brackets). Distributions from the Fund’s short-term capital gains are generally taxable as ordinary income.

•

Corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive from the Fund that are attributable to dividends received by the Fund from U.S. corporations, subject to certain limitations.

•

In general, Fund distributions are subject to federal income tax for the year in which they are paid. However, distributions paid in January but declared by the Fund to shareholders of record in October, November or December of the previous year will be treated as having been received by shareholders on December 31 of the calendar year in which declared, and thus may be taxable to you in the previous year.

•

You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your investment. This is known as “buying a dividend” and generally should be avoided by taxable investors.

•	The Fund (or your broker) will inform you of the amount and character of any distributions shortly after the close of each calendar year.

Tax Status of Share Transactions

Each sale of Fund shares or redemption of Creation Units will generally be a taxable event. Assuming a shareholder holds Fund shares as a capital asset, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than twelve months. Any capital gain or loss realized upon a sale of Fund shares held for twelve months or less is generally treated as short-term capital gain or loss. Any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent distributions of long-term capital gain were paid (or treated as paid) with respect to such shares. Any loss realized on a sale will be disallowed to the extent shares of the Fund are acquired, including through reinvestment of dividends, within a 61-day period beginning 30 days before and ending 30 days after the disposition of shares. The ability to deduct capital losses may be limited.

The cost basis of shares of the Fund acquired by purchase will generally be based on the amount paid for the shares and then may be subsequently adjusted for other applicable transactions as required by the Code. The difference between the selling price and the cost basis of shares generally determines the amount of the capital gain or loss realized on the sale or exchange of shares. Contact the broker through whom you purchased your shares to obtain information with respect to the available cost basis reporting methods and elections for your account.

An Authorized Participant who exchanges securities for Creation Units generally will recognize a gain or loss from the exchange. The gain or loss will be equal to the difference between: (i) the market value of the Creation Units at the time of the exchange plus any cash received in the exchange, and (ii) the Authorized Participant’s aggregate basis in the securities surrendered plus any cash paid for the Creation Units. An Authorized Participant who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between: (i) the Authorized Participant’s basis in the Creation Units, and (ii) the aggregate market value of the securities and the amount of cash received. The Internal Revenue Service (“IRS”), however, may assert that a loss that is realized upon an exchange of securities for Creation Units may not be currently deducted under the rules governing “wash sales” (for a person who does not mark-to-market their holdings), or on the basis that there has been no significant change in economic position. Authorized Participants should consult their own tax advisor with respect to whether wash sales rules apply and when a loss might be deductible.

The Fund may pay the redemption price for Creation Units at least partially with cash, rather than the delivery of a basket of securities. The Fund may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize investment income and/or capital gains or losses that it might not have recognized if it had completely satisfied the redemption in-kind. As a result, the Fund may be less tax efficient if it includes such a cash payment than if the in-kind redemption process was used.

Foreign Taxes

To the extent that the Fund invests in foreign securities, it may be subject to foreign withholding taxes with respect to dividends or interest the Fund receives from sources in foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate these taxes.

Net Investment Income Tax

U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% tax on all or a portion of their “net investment income,” which includes interest, dividends, and certain capital gains (including certain capital gain distributions and capital gains realized on the sale of shares of the Fund). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.

Non-U.S. Investors

If you are a nonresident alien individual or a foreign corporation, partnership, trust or estate, (i) the Fund’s ordinary income dividends distributed to you will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies but (ii) gains from the sale or other disposition of your shares of the Fund generally are not subject to U.S. taxation, unless you are a nonresident alien individual who is physically present in the U.S. for 183 days or more per year. The Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. Foreign shareholders who fail to provide an applicable IRS form may be subject to backup withholding on certain payments from the Fund. Backup withholding will not be applied to payments that are subject to the 30% (or lower applicable treaty rate) withholding tax described in this paragraph. Different tax consequences may result if you are a foreign shareholder engaged in a trade or business within the United States or if you are a foreign shareholder entitled to claim the benefits of a tax treaty.

Backup Withholding

The Fund (or financial intermediaries, such as brokers, through which shareholders own shares) generally is required to withhold and to remit to the U.S. Treasury a percentage of the taxable distributions and the sale or redemption proceeds paid to any shareholder who fails to properly furnish a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify that the shareholder is not subject to such withholding. The backup withholding tax rate is 24%. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

The foregoing discussion summarizes some of the consequences under current U.S. federal income tax law of an investment in the Fund. It is not a substitute for personal tax advice. You also may be subject to state and local tax on Fund distributions and sales of shares. Consult your personal tax advisor about the potential tax consequences of an investment in the Fund under all applicable tax laws.

More information about taxes is included in the SAI.

ADDITIONAL INFORMATION

Continuous Offering

The method by which Creation Units are purchased and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Fund on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act of 1933, as amended (the “Securities Act”), may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the Prospectus delivery and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Fund’s distributor, breaks them down into individual shares, and sells such shares directly to customers, or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares of the Fund. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares of the Fund, whether or not participating in the distribution of such shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3) of the Securities Act is not available with respect to such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with shares of the Fund that are part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to shares of the Fund are reminded that under Rule 153 under the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the Exchange is satisfied by the fact that the Fund’s Prospectus is available on the SEC’s electronic filing system. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

Premium/Discount Information

Information regarding how often the shares of the Fund traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund for various time periods can be found at [website].

Revenue Share Arrangements with Seed Investors

The Adviser may seek to incentivize early investment in the Fund through revenue share arrangements with seed investors who invest in the Fund at certain levels. These seed investors may invest in the Fund at or near the establishment of the Fund, which is intended to help the Fund achieve a specified size or scale and thereby facilitate secondary market trading efficiency in Fund shares. Any such revenue share payments are to be made out of the Adviser’s assets and not out of the Fund’s assets. Such payments may continue for a specified period of time and/or until a specified dollar amount is reached. Seed investors may contribute all or a majority of the assets in the Fund. There is a risk that such seed investors may sell their investments in the Fund, particularly if payments from the Adviser have ceased. Such sales could have a negative impact on the Fund, including on its liquidity and the market price of its shares. The Fund will not reimburse the Adviser for any such revenue sharing payments

Contractual Arrangements

The Trust enters into contractual arrangements with various parties, including, among others, the Fund’s investment adviser, custodian, transfer agent, accountants, administrator and distributor, who provide services to the Fund. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders any right to enforce the terms of the contractual arrangements against these service providers or to seek any remedy under the contractual arrangements against the service providers, either directly or on behalf of the Trust.

This prospectus and the SAI provide information concerning the Trust and the Fund that you should consider in determining whether to purchase shares of the Fund. The Fund may make changes to this information from time to time. Neither this prospectus, the SAI or any document filed as an exhibit to the Trust’s registration statement, is intended to, nor does it, give rise to an agreement or contract between the Trust or the Fund and any shareholder, or give rise to any contract or other rights in any individual shareholder, group of shareholders or other person other than any rights conferred explicitly by federal or state securities laws that may not be waived.

FINANCIAL HIGHLIGHTS

Because the Fund has not commenced operations as of the date of this prospectus, financial highlights for the Fund are not available.

THE ADVISORS’ INNER CIRCLE FUND

 SANDS CAPITAL AI ETF

Investment Adviser

Sands Capital Management, LLC

1000 Wilson Boulevard, Suite 3000

Arlington, Virginia 22209

Sub-Adviser

Vident Asset Management
1125 Sanctuary Pkwy., Suite 515
Alpharetta, Georgia 30009

Distributor

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, Pennsylvania 19456

Legal Counsel

Morgan, Lewis & Bockius LLP

2222 Market Street

Philadelphia, Pennsylvania 19103

More information about the Fund is available, without charge, through the following:

Statement of Additional Information (“SAI”): The SAI, dated [Date], as it may be amended from time to time, includes detailed information about the Fund and The Advisors’ Inner Circle Fund. The SAI is on file with the U.S. Securities and Exchange Commission (the “SEC”) and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.

Annual and Semi-Annual Reports (When Available): Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports to shareholders and in Form N-CSR filed with the SEC. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. In Form N-CSR, you will find the Fund’s annual and semi-annual financial statements.

To Obtain an SAI, Annual or Semi-Annual Report, Fund Financial Statements, or More Information:

By Telephone:	[phone number]

By Mail:	[Sands Capital AI ETF c/o SEI Investments Distribution Co. One Freedom Valley Drive Oaks, Pennsylvania 19456]

By Internet:	[website]

From the SEC: You can also obtain the SAI or the Annual and Semi-Annual Reports, as well as other information about The Advisors’ Inner Circle Fund, from the EDGAR Database on the SEC’s website at: http://www.sec.gov. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

The Trust’s Investment Company Act registration number is 811-06400.

[INVENTORY CODE]

SUBJECT TO COMPLETION

THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

PRELIMINARY STATEMENT OF ADDITIONAL INFORMATION DATED OCTOBER 2, 2026

STATEMENT OF ADDITIONAL INFORMATION

Sands Capital AI ETF

Ticker Symbol: [XX]

Principal Listing Exchange: [XX]

a series of THE ADVISORS’ INNER CIRCLE FUND

[Date]

Investment Adviser:

SANDS CAPITAL MANAGEMENT, LLC

Investment Sub-Adviser:

VIDENT ADVISORY, LLC (d/b/a VIDENT ASSET MANAGEMENT)

This Statement of Additional Information (“SAI”) is not a prospectus. This SAI is intended to provide additional information regarding the activities and operations of The Advisors’ Inner Circle Fund (the “Trust”) and the Sands Capital AI ETF (the “Fund”). This SAI is incorporated by reference into and should be read in conjunction with the Fund’s prospectus dated [DATE], as it may be amended from time to time (the “Prospectus”). Capitalized terms not defined herein are defined in the Prospectus. Shareholders may obtain copies of the Prospectus, the Fund's annual or semi-annual report, and other information such as the Fund's financial statements, when available, free of charge by writing to the Fund at [address] or by calling [phone number].

 Page

TABLE OF CONTENTS

THE TRUST	[XX]
ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVE AND POLICIES	[XX]
DESCRIPTION OF PERMITTED INVESTMENTS	[XX]
INVESTMENT LIMITATIONS	[XX]
EXCHANGE LISTING AND TRADING	[XX]
THE ADVISER AND SUB-ADVISER	[XX]
THE PORTFOLIO MANAGERS	[XX]
THE ADMINISTRATOR	[XX]
THE DISTRIBUTOR	[XX]
PAYMENTS TO FINANCIAL INTERMEDIARIES	[XX]
THE TRANSFER AGENT	[XX]
THE CUSTODIAN	[XX]
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	[XX]
LEGAL COUNSEL	[XX]
SECURITIES LENDING	[XX]
FINANCIAL INDUSTRY RELATIONSHIPS	[XX]
TRUSTEES AND OFFICERS OF THE TRUST	[XX]
BOOK ENTRY ONLY SYSTEM	[XX]
PURCHASE AND REDEMPTION OF SHARES IN CREATION UNITS	[XX]
DETERMINATION OF NET ASSET VALUE	[XX]
DIVIDENDS AND DISTRIBUTIONS	[XX]
TAXES	[XX]
FUND TRANSACTIONS	[XX]
PORTFOLIO HOLDINGS	[XX]
DESCRIPTION OF SHARES	[XX]
SHAREHOLDER LIABILITY	[XX]
LIMITATION OF TRUSTEES’ LIABILITY	[XX]
PROXY VOTING	[XX]
CODES OF ETHICS	[XX]
PRINCIPAL SHAREHOLDERS AND CONTROL PERSONS	[XX]
APPENDIX A – DESCRIPTION OF RATINGS	A-1
APPENDIX B – PROXY VOTING POLICIES AND PROCEDURES	B-1

[DATE]	[INVENTORY CODE]

THE TRUST

General. The Fund is a series of the Trust. The Trust is an open-end investment management company established under Massachusetts law as a Massachusetts voluntary association (commonly known as a business trust) under a Declaration of Trust dated July 18, 1991, as amended and restated February 18, 1997 and amended May 15, 2012 and August 18, 2020 (the “Declaration of Trust”). The Declaration of Trust permits the Trust to offer separate series (“funds”) of shares of beneficial interest (“shares”). The Trust reserves the right to create and issue shares of additional funds. Each fund is a separate mutual fund or exchange traded fund ("ETF"), and each share of each fund represents an equal proportionate interest in that fund. All consideration received by the Trust for shares of any fund and all assets of such fund belong solely to that fund and would be subject to liabilities related thereto. Each fund pays its (i) operating expenses, including fees of its service providers, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering its shares under federal and state securities laws, pricing and insurance expenses, brokerage costs, interest charges, taxes and organization expenses, and (ii) pro rata share of the fund’s other expenses, including audit and legal expenses. Expenses attributable to a specific fund shall be payable solely out of the assets of that fund. Expenses not attributable to a specific fund are allocated across all of the funds on the basis of relative net assets. The other funds of the Trust are described in one or more separate SAIs.

Exchange Traded Fund Structure. The Fund operates as an ETF. Sands Capital Management, LLC (the “Adviser”) serves as the investment adviser to the Fund. Vident Advisory, LLC (d/b/a Vident Asset Management) (the “Sub-Adviser” or “Vident Asset Management”) serves as the sub-adviser to the Fund. The Fund is an actively-managed ETF that seeks long-term capital appreciation.

As an ETF, the Fund offers and issues shares at their net asset value (“NAV”) only in aggregations of a specified number of shares (each, a “Creation Unit”). The Fund generally offers and issues shares in exchange for a basket of securities (“Deposit Securities”) together with the deposit of a specified cash payment (“Cash Component”). The Trust reserves the right to permit or require the substitution of a “cash in lieu” amount (“Deposit Cash”) to be added to the Cash Component to replace any Deposit Security. The Fund’s shares are listed on the [XX] (the “Exchange”) and trade on the Exchange at market prices. These prices may differ from the Fund’s NAV per share. The Fund’s shares are redeemable only in Creation Unit aggregations, and generally in exchange for portfolio securities and a specified cash payment.

Voting Rights. Each shareholder of record is entitled to one vote for each share held on the record date for the meeting. The Fund will vote separately on matters relating solely to it. As a Massachusetts voluntary association, the Trust is not required, and does not intend, to hold annual meetings of shareholders. Approval of shareholders will be sought, however, for certain changes in the operation of the Trust and for the election of the Board of Trustees of the Trust (each, a “Trustee” and collectively, the “Board”) under certain circumstances. Under the Declaration of Trust, the Trustees have the power to liquidate the Fund without shareholder approval. While the Trustees have no present intention of exercising this power, they may do so if the Fund fails to reach a viable size within a reasonable amount of time or for such other reasons as may be determined by the Board.

In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

Any series of the Trust created on or after November 11, 1996 may reorganize or merge with one or more other series of the Trust or of another investment company. Any such reorganization or merger shall be pursuant to the terms and conditions specified in an agreement and plan of reorganization authorized and approved by the Trustees and entered into by the relevant series in connection therewith. In addition, such reorganization or merger may be authorized by vote of a majority of the Trustees then in office and, to the extent permitted by applicable law and the Declaration of Trust, without the approval of shareholders of any series.

ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVE AND POLICIES

The Fund’s investment objective and principal investment strategies are described in the Prospectus. The following information supplements, and should be read in conjunction with, the Prospectus. For a description of certain permitted investments discussed below, see “Description of Permitted Investments” in this SAI.

Non-Diversification. The Fund is classified as a “non-diversified” investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), which means that a relatively high percentage of assets of the Fund may be invested in obligations of a limited number of issuers. The value of the shares of the Fund may be more susceptible to any single economic, political or regulatory occurrence than the shares of a diversified investment company would be. The Fund intends to satisfy the diversification requirements necessary to qualify as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the “Code”). For more information, see "Taxes" below.

DESCRIPTION OF PERMITTED INVESTMENTS

The Fund may invest in any of the following instruments or engage in any of the following investment practices unless such investment or activity is inconsistent with or is not permitted by the Fund’s stated investment policies, including those stated below.

Derivatives

Derivatives are financial instruments whose value is based on an underlying asset (such as a stock or a bond), an underlying economic factor (such as an interest rate) or a market benchmark. Unless otherwise stated in the Prospectus, the Fund may use derivatives for a number of purposes including managing risk, gaining exposure to various markets in a cost-efficient manner, reducing transaction costs, remaining fully invested and speculating. The Fund may also invest in derivatives with the goal of protecting itself from broad fluctuations in market prices, interest rates or foreign currency exchange rates (a practice known as “hedging”). When hedging is successful, the Fund will have offset any depreciation in the value of its portfolio securities by the appreciation in the value of the derivative position. Although techniques other than the sale and purchase of derivatives could be used to control the exposure of the Fund to market fluctuations, the use of derivatives may be a more effective means of hedging this exposure. In the future, to the extent such use is consistent with the Fund’s investment objective and is legally permissible, the Fund may use instruments and techniques that are not presently contemplated, but that may be subsequently developed.

There can be no assurance that a derivative strategy, if employed, will be successful. Because many derivatives have a leverage or borrowing component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself.

Rule 18f-4 under the 1940 Act. Rule 18f-4 under the 1940 Act (the “Derivatives Rule”) provides a comprehensive framework for the use of derivatives by registered investment companies. The Derivatives Rule permits a registered investment company, subject to various conditions described below, to enter into derivatives transactions and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. Section 18 of the 1940 Act, among other things, prohibits open-end funds, including the Fund, from issuing or selling any “senior security,” other than borrowing from a bank (subject to a requirement to maintain 300% “asset coverage”).

Registered investment companies that don’t qualify as “limited derivatives users” as defined below, are required by the Derivatives Rule to, among other things, (i) adopt and implement a derivatives risk management program (“DRMP”) and new testing requirements; (ii) comply with a relative or absolute limit on fund leverage risk calculated based on value-at-risk (“VaR”); and (iii) comply with new requirements related to Board and SEC reporting. The DRMP is administered by a “derivatives risk manager,” who is appointed by the Board and periodically reviews the DRMP and reports to the Board.

The Derivatives Rule provides an exception from the DRMP, VaR limit and certain other requirements for a registered investment company that limits its “derivatives exposure” to no more than 10% of its net assets (as calculated in accordance with the Derivatives Rule) (a “limited derivatives user”), provided that the registered investment company establishes appropriate policies and procedures reasonably designed to manage derivatives risks, including the risk of exceeding the 10% “derivatives exposure” threshold.

The requirements of the Derivatives Rule may limit the Fund’s ability to engage in derivatives transactions as part of its investment strategies. These requirements may also increase the cost of the Fund’s investments and cost of doing business, which could adversely affect the value of the Fund’s investments and/or the performance of the Fund. The rule also may not be effective to limit the Fund’s risk of loss. In particular, measurements of VaR rely on historical data and may not accurately measure the degree of risk reflected in the Fund’s derivatives or other investments. There may be additional regulation of the use of derivatives transactions by registered investment companies, which could significantly affect their use. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives transactions may make them more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets.

CFTC Regulations. Pursuant to rules adopted under the Commodity Exchange Act (“CEA”) by the Commodity Futures Trading Commission (“CFTC”), the Fund must either operate within certain guidelines and restrictions with respect to the Fund's use of futures, options on such futures, commodity options and certain swaps, or the Adviser will be subject to registration with the CFTC as a “commodity pool operator” (“CPO”).

Consistent with the CFTC’s regulations, the Adviser, on behalf of the Fund, has filed or will file prior to the commencement of the Fund’s operations a notice of exclusion from the definition of the term CPO under the CEA pursuant to CFTC Rule 4.5 with respect to the Fund's operation. Therefore, the Fund is not subject to regulation as a commodity pool under the CEA and the Adviser is not subject to registration or regulation as a CPO under the CEA with respect to the Fund. As a result, the Fund will be limited in its ability to use futures, options on such futures, commodity options and certain swaps. Complying with the limitations may restrict the Adviser’s ability to implement the Fund’s investment strategies and may adversely affect the Fund’s performance.

Types of Derivatives:

Futures. A futures contract is an agreement between two parties whereby one party agrees to sell and the other party agrees to buy a specified amount of a financial instrument at an agreed upon price and time. The financial instrument underlying the contract may be a stock, stock index, bond, bond index, interest rate, foreign exchange rate or other similar instrument. Agreeing to buy the underlying financial instrument is called buying a futures contract or taking a long position in the contract. Likewise, agreeing to sell the underlying financial instrument is called selling a futures contract or taking a short position in the contract.

Futures contracts are traded in the United States on commodity exchanges or boards of trade (known as “contract markets”) approved for such trading and regulated by the CFTC. These contract markets standardize the terms, including the maturity date and underlying financial instrument, of all futures contracts.

Unlike other securities, the parties to a futures contract do not have to pay for or deliver the underlying financial instrument until some future date (the “delivery date”). Contract markets require both the purchaser and seller to deposit “initial margin” with a futures broker, known as a futures commission merchant or custodian bank, when they enter into the contract. Initial margin deposits are typically equal to a percentage of the contract’s value. Initial margin is similar to a performance bond or good faith deposit on a contract and is returned to the depositing party upon termination of the futures contract if all contractual obligations have been satisfied. After they open a futures contract, the parties to the transaction must compare the purchase price of the contract to its daily market value. If the value of the futures contract changes in such a way that a party’s position declines, that party must make additional “variation margin” payments so that the margin payment is adequate. On the other hand, the value of the contract may change in such a way that there is excess margin on deposit, possibly entitling the party that has a gain to receive all or a portion of this amount. This process is known as “marking to the market.” Variation margin does not represent a borrowing or loan by a party but is instead a settlement between the party and the futures broker of the amount one party would owe the other if the futures contract terminated. In computing daily net asset value (“NAV”), each party marks to market its open futures positions.

Although the terms of a futures contract call for the actual delivery of and payment for the underlying security, in many cases the parties may close the contract early by taking an opposite position in an identical contract. If the sale price upon closing out the contract is less than the original purchase price, the party closing out the contract will realize a loss. If the sale price upon closing out the contract is more than the original purchase price, the party closing out the contract will realize a gain. Conversely, if the purchase price upon closing out the contract is more than the original sale price, the party closing out the contract will realize a loss. If the purchase price upon closing out the contract is less than the original sale price, the party closing out the contract will realize a gain.

The Fund may incur commission expenses when it opens or closes a futures position.

Options. An option is a contract between two parties for the purchase and sale of a financial instrument for a specified price (known as the “strike price” or “exercise price”) at any time during the option period. Unlike a futures contract, an option grants a right (not an obligation) to buy or sell a financial instrument. Generally, a seller of an option can grant a buyer two kinds of rights: a “call” (the right to buy the security) or a “put” (the right to sell the security). Options have various types of underlying instruments, including specific securities, indices of securities prices, foreign currencies, interest rates and futures contracts. Options may be traded on an exchange (exchange-traded options) or may be customized agreements between the parties (over-the-counter or “OTC” options). Like futures, a financial intermediary, known as a clearing corporation, financially backs exchange-traded options. However, OTC options have no such intermediary and are subject to the risk that the counterparty will not fulfill its obligations under the contract. The principal factors affecting the market value of an option include supply and demand, interest rates, the current market value of the underlying instrument relative to the exercise price of the option, the volatility of the underlying instrument, and the time remaining until the option expires.

▪	Purchasing Put and Call Options

When the Fund purchases a put option, it buys the right to sell the instrument underlying the option at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the “option premium”). The Fund may purchase put options to offset or hedge against a decline in the market value of its securities (“protective puts”) or to benefit from a decline in the price of securities that it does not own. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs. However, if the price of the underlying instrument does not fall enough to offset the cost of purchasing the option, a put buyer would lose the premium and related transaction costs.

Call options are similar to put options, except that the Fund obtains the right to purchase, rather than sell, the underlying instrument at the option’s strike price. The Fund would normally purchase call options in anticipation of an increase in the market value of securities it owns or wants to buy. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying instrument exceeded the exercise price plus the premium paid and related transaction costs. Otherwise, the Fund would realize either no gain or a loss on the purchase of the call option.

The purchaser of an option may terminate its position by:

▪	Allowing it to expire and losing its entire premium;

▪	Exercising the option and either selling (in the case of a put option) or buying (in the case of a call option) the underlying instrument at the strike price; or

▪	Closing it out in the secondary market at its current price.

▪	Selling (Writing) Put and Call Options

When the Fund writes a call option it assumes an obligation to sell specified securities to the holder of the option at a fixed strike price if the option is exercised at any time before the expiration date. Similarly, when the Fund writes a put option it assumes an obligation to purchase specified securities from the option holder at a fixed strike price if the option is exercised at any time before the expiration date. The Fund may terminate its position in an exchange-traded put option before exercise by buying an option identical to the one it has written. Similarly, the Fund may cancel an OTC option by entering into an offsetting transaction with the counterparty to the option.

The Fund could try to hedge against an increase in the value of securities it would like to acquire by writing a put option on those securities. If security prices rise, the Fund would expect the put option to expire and the premium it received to offset the increase in the security’s value. If security prices remain the same over time, the Fund would hope to profit by closing out the put option at a lower price. If security prices fall, the Fund may lose an amount of money equal to the difference between the value of the security and the premium it received. Writing covered put options may deprive the Fund of the opportunity to profit from a decrease in the market price of the securities it would like to acquire.

The characteristics of writing call options are similar to those of writing put options, except that call writers expect to profit if prices remain the same or fall. The Fund could try to hedge against a decline in the value of securities it already owns by writing a call option. If the price of that security falls as expected, the Fund would expect the option to expire and the premium it received to offset the decline of the security’s value. However, the Fund must be prepared to deliver the underlying instrument in return for the strike price, which may deprive it of the opportunity to profit from an increase in the market price of the securities it holds.

The Fund is permitted to write only “covered” options. At the time of selling a call option, the Fund may cover the option by owning, among other things:

▪	The underlying security (or securities convertible into the underlying security without additional consideration), index, interest rate, foreign currency or futures contract;

▪	A call option on the same security or index with the same or lesser exercise price;

▪	Cash or liquid securities equal to at least the market value of the optioned securities, interest rate, foreign currency or futures contract; or

▪	In the case of an index, the portfolio of securities that corresponds to the index.

At the time of selling a put option, the Fund may cover the option by, among other things:

▪	Entering into a short position in the underlying security;

▪	Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with the same or greater exercise price; or

▪	Maintaining the entire exercise price in liquid securities.

▪	Options on Securities Indices

Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

▪	Options on Credit Default Swaps

An option on a credit default swap (“CDS”) gives the holder the right to enter into a CDS at a specified future date and under specified terms in exchange for a purchase price or premium. The writer of the option bears the risk of any unfavorable move in the value of the CDS relative to the market value on the exercise date, while the purchaser may allow the option to expire unexercised.

▪	Options on Futures

An option on a futures contract provides the holder with the right to buy a futures contract (in the case of a call option) or sell a futures contract (in the case of a put option) at a fixed time and price. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option (in the case of a call option) or a corresponding long position (in the case of a put option). If the option is exercised, the parties will be subject to the futures contracts. In addition, the writer of an option on a futures contract is subject to initial and variation margin requirements on the option position. Options on futures contracts are traded on the same contract market as the underlying futures contract.

The buyer or seller of an option on a futures contract may terminate the option early by purchasing or selling an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader’s profit or loss on the transaction.

The Fund may purchase put and call options on futures contracts instead of selling or buying futures contracts. The Fund may buy a put option on a futures contract for the same reasons it would sell a futures contract. It also may purchase such a put option in order to hedge a long position in the underlying futures contract. The Fund may buy a call option on a futures contract for the same purpose as the actual purchase of a futures contract, such as in anticipation of favorable market conditions.

The Fund may write a call option on a futures contract to hedge against a decline in the prices of the instrument underlying the futures contracts. If the price of the futures contract at expiration were below the exercise price, the Fund would retain the option premium, which would offset, in part, any decline in the value of its portfolio securities.

The writing of a put option on a futures contract is similar to the purchase of the futures contracts, except that, if the market price declines, the Fund would pay more than the market price for the underlying instrument. The premium received on the sale of the put option, less any transaction costs, would reduce the net cost to the Fund.

▪	Options on Foreign Currencies

A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. The Fund may purchase or write put and call options on foreign currencies for the purpose of hedging against changes in future currency exchange rates.

The Fund may use foreign currency options given the same circumstances under which it could use forward foreign currency exchange contracts. For example, a decline in the U.S. dollar value of a foreign currency in which the Fund’s securities are denominated would reduce the U.S. dollar value of the securities, even if their value in the foreign currency remained constant. In order to hedge against such a risk, the Fund may purchase a put option on the foreign currency. If the value of the currency then declined, the Fund could sell the currency for a fixed amount in U.S. dollars and thereby offset, at least partially, the negative effect on its securities that otherwise would have resulted. Conversely, if the Fund anticipates a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated, the Fund may purchase call options on the currency in order to offset, at least partially, the effects of negative movements in exchange rates. If currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options.

▪	Combined Positions

The Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts or swap agreements, to adjust the risk and return characteristics of the overall position. For example, the Fund could construct a combined position whose risk and return characteristics are similar to selling a futures contract by purchasing a put option and writing a call option on the same underlying instrument. Alternatively, the Fund could write a call option at one strike price and buy a call option at a lower price to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Forward Foreign Currency Exchange Contracts. A forward foreign currency contract involves an obligation to purchase or sell a specific amount of currency at a future date or date range at a specific price. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. Unlike futures contracts, forward contracts:

▪	Do not have standard maturity dates or amounts (i.e., the parties to the contract may fix the maturity date and the amount);

▪

Are typically traded directly between currency traders (usually large commercial banks) and their customers in the inter-bank markets, as opposed to on exchanges regulated by the CFTC (note, however, that under definitions adopted by the CFTC and SEC, many non-deliverable foreign currency forwards will be considered swaps for certain purposes, including determination of whether such instruments must be traded on exchanges and centrally cleared);

▪	Do not require an initial margin deposit; and

▪	May be closed by entering into a closing transaction with the currency trader who is a party to the original forward contract, as opposed to with a commodities exchange.

▪	Foreign Currency Hedging Strategies

A “settlement hedge” or “transaction hedge” is designed to protect the Fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars “locks in” the U.S. dollar price of the security. The Fund may also use forward contracts to purchase or sell a foreign currency when it anticipates purchasing or selling securities denominated in foreign currency, even if it has not yet selected the specific investments.

The Fund may use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. Such a hedge, sometimes referred to as a “position hedge,” would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Fund could also hedge the position by selling another currency expected to perform similarly to the currency in which the Fund’s investment is denominated. This type of hedge, sometimes referred to as a “proxy hedge,” could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that the Fund owns or intends to purchase or sell. They simply establish a rate of exchange that one can achieve at some future point in time. Additionally, these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency and to limit any potential gain that might result from the increase in value of such currency.

The Fund may enter into forward contracts to shift its investment exposure from one currency into another. Such transactions may call for the delivery of one foreign currency in exchange for another foreign currency, including currencies in which its securities are not then denominated. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a “cross-hedge,” will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased. Cross-hedges may protect against losses resulting from a decline in the hedged currency but will cause the Fund to assume the risk of fluctuations in the value of the currency it purchases. Cross-hedging transactions also involve the risk of imperfect correlation between changes in the values of the currencies involved.

It is difficult to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, the Fund may have to purchase additional foreign currency on the spot (cash) market if the market value of a security it is hedging is less than the amount of foreign currency it is obligated to deliver. Conversely, the Fund may have to sell on the spot market some of the foreign currency it received upon the sale of a security if the market value of such security exceeds the amount of foreign currency it is obligated to deliver.

Swap Agreements. A swap agreement is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swap agreements are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, foreign currency rates, mortgage securities, corporate borrowing rates, security prices or inflation rates.

Swap agreements may increase or decrease the overall volatility of the investments of the Fund and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty’s creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses.

Generally, swap agreements have a fixed maturity date that will be agreed upon by the parties. The agreement can be terminated before the maturity date under certain circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. The Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counterparty is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, the Fund may not be able to recover the money it expected to receive under the swap agreement. The Fund will not enter into any swap agreement unless the Adviser believes that the counterparty to the transaction is creditworthy.

A swap agreement can be a form of leverage, which can magnify the Fund’s gains or losses.

▪	Equity Swaps

In a typical equity swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that the Fund will be committed to pay.

▪	Total Return Swaps

Total return swaps are contracts in which one party agrees to make payments of the total return from a reference instrument—which may be a single asset, a pool of assets or an index of assets—during a specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying reference instrument. The total return includes appreciation or depreciation on the underlying asset, plus any interest or dividend payments. Payments under the swap are based upon an agreed upon principal amount but, since the principal amount is not exchanged, it represents neither an asset nor a liability to either counterparty, and is referred to as notional. Total return swaps are marked to market daily using different sources, including quotations from counterparties, pricing services, brokers or market makers. The unrealized appreciation or depreciation related to the change in the valuation of the notional amount of the swap is combined with the amount due to the Fund at termination or settlement. The primary risks associated with total return swaps are credit risks (if the counterparty fails to meet its obligations) and market risk (if there is no liquid market for the swap or unfavorable changes occur to the underlying reference instrument).

▪	Interest Rate Swaps

Interest rate swaps are financial instruments that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future. Some of the different types of interest rate swaps are “fixed-for-floating rate swaps,” “termed basis swaps” and “index amortizing swaps.” Fixed-for-floating rate swaps involve the exchange of fixed interest rate cash flows for floating rate cash flows. Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different. Index amortizing swaps are typically fixed-for-floating rate swaps where the notional amount changes if certain conditions are met.

As with a traditional investment in a debt security, the Fund could lose money by investing in an interest rate swap if interest rates change adversely. For example, if the Fund enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, the Fund may have to pay more money than it receives. Similarly, if the Fund enters into a swap where it agrees to exchange a fixed rate of interest for a floating rate of interest, the Fund may receive less money than it has agreed to pay.

▪	Currency Swaps

A currency swap is an agreement between two parties in which one party agrees to make interest rate payments in one currency and the other promises to make interest rate payments in another currency. The Fund may enter into a currency swap when it has one currency and desires a different currency. Typically, the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the agreement and returned at the end of the agreement. Changes in foreign exchange rates and changes in interest rates, as described above, may negatively affect currency swaps.

▪	Inflation Swaps

Inflation swaps are fixed-maturity, over-the-counter derivatives where one party pays a fixed rate in exchange for payments tied to an inflation index, such as the Consumer Price Index. The fixed rate, which is set by the parties at the initiation of the swap, is often referred to as the “breakeven inflation” rate and generally represents the current difference between treasury yields and Treasury Inflation Protected Securities yields of similar maturities at the initiation of the swap agreement. Inflation swaps are typically designated as “zero coupon,” where all cash flows are exchanged at maturity. The value of an inflation swap is expected to fluctuate in response to changes in the relationship between nominal interest rates and the rate of inflation. An inflation swap can lose value if the realized rate of inflation over the life of the swap is less than the fixed market implied inflation rate (the breakeven inflation rate) the investor agreed to pay at the initiation of the swap.

▪	Credit Default Swaps

A credit default swap is an agreement between a “buyer” and a “seller” for credit protection. The credit default swap agreement may have as reference obligations one or more securities that are not then held by the Fund. The protection buyer is generally obligated to pay the protection seller an upfront payment and/or a periodic stream of payments over the term of the agreement until a credit event on a reference obligation has occurred. If no default occurs, the seller would keep the stream of payments and would have no payment obligations. If a credit event occurs, the seller generally must pay the buyer the full notional amount (the “par value”) of the swap.

▪	Caps, Collars and Floors

Caps and floors have an effect similar to buying or writing options. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level. The seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Risks of Derivatives:

While transactions in derivatives may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance of the Fund than if it had not entered into any derivatives transactions. Derivatives may magnify the Fund’s gains or losses, causing it to make or lose substantially more than it invested.

When used for hedging purposes, increases in the value of the securities the Fund holds or intends to acquire should offset any losses incurred with a derivative. Purchasing derivatives for purposes other than hedging could expose the Fund to greater risks.

Use of derivatives involves transaction costs, which may be significant, and may also increase the amount of taxable income to shareholders.

Correlation of Prices. The Fund’s ability to hedge its securities through derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant securities. In the case of poor correlation, the price of the securities the Fund is hedging may not move in the same amount, or even in the same direction as the hedging instrument. The Adviser will try to minimize this risk by investing in only those contracts whose behavior it expects to correlate with the behavior of the portfolio securities it is trying to hedge. However, if the Adviser’s prediction of interest and currency rates, market value, volatility or other economic factors is incorrect, the Fund may lose money, or may not make as much money as it expected.

Derivative prices can diverge from the prices of their underlying instruments, even if the characteristics of the underlying instruments are very similar to the derivative. Listed below are some of the factors that may cause such a divergence:

▪	current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract;

▪

a difference between the derivatives and securities markets, including different levels of demand, how the instruments are traded, the imposition of daily price fluctuation limits or discontinued trading of an instrument; and

▪	differences between the derivatives, such as different margin requirements, different liquidity of such markets and the participation of speculators in such markets.

Derivatives based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than derivatives based on a broad market index. Since narrower indices are made up of a smaller number of securities, they are more susceptible to rapid and extreme price fluctuations because of changes in the value of those securities.

While currency futures and options values are expected to correlate with exchange rates, they may not reflect other factors that affect the value of the investments of the Fund. A currency hedge, for example, should protect a yen-denominated security from a decline in the yen, but will not protect the Fund against a price decline resulting from deterioration in the issuer’s creditworthiness. Because the value of the Fund’s foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the Fund’s investments precisely over time.

Lack of Liquidity. Before a futures contract or option is exercised or expires, the Fund can terminate it only by entering into a closing purchase or sale transaction. Moreover, the Fund may close out a futures contract only on the exchange the contract was initially traded. Although the Fund intends to purchase options and futures only where there appears to be an active market, there is no guarantee that such a liquid market will exist. If there is no secondary market for the contract, or the market is illiquid, the Fund may not be able to close out its position. In an illiquid market, the Fund may:

▪	have to sell securities to meet its daily margin requirements at a time when it is disadvantageous to do so;

▪	have to purchase or sell the instrument underlying the contract;

▪	not be able to hedge its investments; and/or

▪	not be able to realize profits or limit its losses.

Derivatives may become illiquid (i.e., difficult to sell at a desired time and price) under a variety of market conditions. For example:

▪	an exchange may suspend or limit trading in a particular derivative instrument, an entire category of derivatives or all derivatives, which sometimes occurs because of increased market volatility;

▪	unusual or unforeseen circumstances may interrupt normal operations of an exchange;

▪	the facilities of the exchange may not be adequate to handle current trading volume;

▪	equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other occurrences may disrupt normal trading activity; or

▪	investors may lose interest in a particular derivative or category of derivatives.

Management Risk. Successful use of derivatives by the Fund is subject to the ability of the Adviser to forecast stock market and interest rate trends. If the Adviser incorrectly predicts stock market and interest rate trends, the Fund may lose money by investing in derivatives. For example, if the Fund were to write a call option based on the Adviser’s expectation that the price of the underlying security would fall, but the price were to rise instead, the Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if the Fund were to write a put option based on the Adviser’s expectation that the price of the underlying security would rise, but the price were to fall instead, the Fund could be required to purchase the security upon exercise at a price higher than the current market price.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the Fund has valued its securities too high, shareholders may end up paying too much for Fund shares when they buy into the Fund. If the Fund underestimates its price, shareholders may not receive the full market value for their Fund shares when they sell.

Margin. Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to the Fund and it may lose more than it originally invested in the derivative.

If the price of a futures contract changes adversely, the Fund may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement. The Fund may lose its margin deposits if a broker-dealer with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.

Volatility and Leverage. The Fund’s use of derivatives may have a leveraging effect. Leverage generally magnifies the effect of any increase or decrease in value of an underlying asset and results in increased volatility, which means the Fund will have the potential for greater gains, as well as the potential for greater losses, than if the Fund does not use derivative instruments that have a leveraging effect. The prices of derivatives are volatile (i.e., they may change rapidly, substantially and unpredictably) and are influenced by a variety of factors, including:

▪	actual and anticipated changes in interest rates;

▪	fiscal and monetary policies; and

▪	national and international political events.

Most exchanges limit the amount by which the price of a derivative can change during a single trading day. Daily trading limits establish the maximum amount that the price of a derivative may vary from the settlement price of that derivative at the end of trading on the previous day. Once the price of a derivative reaches this value, the Fund may not trade that derivative at a price beyond that limit. The daily limit governs only price movements during a given day and does not limit potential gains or losses. Derivative prices have occasionally moved to the daily limit for several consecutive trading days, preventing prompt liquidation of the derivative.

Government Regulation. The regulation of derivatives markets in the U.S. is a rapidly changing area of law and is subject to modification by government and judicial action. For example, the Dodd-Frank Wall Street Reform and Consumer Protection Act, signed into law in 2010, granted significant new authority to the SEC and the CFTC to impose comprehensive regulations on the over-the-counter and cleared derivatives markets. These regulations include, but are not limited to, mandatory clearing of certain derivatives and requirements relating to disclosure, margin and trade reporting. The law and regulations may negatively impact the Fund by increasing transaction and/or regulatory compliance costs, limiting the availability of certain derivatives or otherwise adversely affecting the value or performance of the derivatives the Fund trades.

In addition, the SEC adopted the Derivatives Rule on October 28, 2020. Since its compliance date of August 19, 2022, the Derivatives Rule has replaced prior SEC and staff guidance with an updated, comprehensive framework for registered funds’ use of derivatives. See “Derivatives – Rule 18f-4 under the 1940 Act” above for additional information on the requirements imposed on registered funds by the Derivatives Rule. Complying with the Derivatives Rule may increase the cost of the Fund's investments and cost of doing business, which could adversely affect investors. Other potentially adverse regulatory obligations can develop suddenly and without notice.

Market Access Products

The Fund may invest in privately issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or “basket” of securities, or sometimes a single stock (referred to as “market access products”). These securities are used for many of the same purposes as derivative instruments and share many of the same risks. Market access products may be considered illiquid and thus subject to the Fund’s restrictions on investments in illiquid investments.

▪

Participatory Notes (“P-Notes”). P-Notes are participation interest notes that are issued by banks or broker-dealers and are designed to offer a return linked to a particular underlying equity, debt, currency or market. When purchasing a P-Note, the posting of margin is not required because the full cost of the P-Note (plus commission) is paid at the time of purchase. When the P-Note matures, the issuer will pay to, or receive from, the purchaser the difference between the nominal value of the underlying instrument at the time of purchase and that instrument's value at maturity. Investments in P-Notes involve the same risks associated with a direct investment in the underlying foreign companies or foreign securities markets that they seek to replicate.

In addition, there can be no assurance that the trading price of P-Notes will equal the underlying value of the foreign companies or foreign securities markets that they seek to replicate. The holder of a P-Note that is linked to a particular underlying security is entitled to receive any dividends paid in connection with an underlying security or instrument. However, the holder of a P-Note does not receive the same voting rights as it would if it directly owned the underlying security or instrument. P-Notes are generally traded over-the-counter. P-Notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them. There is also counterparty risk associated with these investments because the Fund is relying on the creditworthiness of such counterparty and has no rights under a P-Note against the issuer of the underlying security. In addition, the Fund will incur transaction costs as a result of investment in P-Notes.

▪

Low Exercise Price Warrants (“LEPWs”). The Fund may invest in low exercise price warrants, which are warrants with an exercise price that is very low relative to the market price of the underlying instrument at the time of issue (e.g., one cent or less). The buyer of a low exercise price warrant effectively pays the full value of the underlying common stock at the outset. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the price of the common stock relating to exercise or the settlement date is determined, during which time the price of the underlying security could change significantly. These warrants entail substantial credit risk, since the issuer of the warrant holds the purchase price of the warrant (approximately equal to the value of the underlying investment at the time of the warrant’s issue) for the life of the warrant.

Equity Securities (U.S. and Foreign)

Equity securities represent ownership interests in a company and consist of common stocks, preferred stocks, warrants to acquire common stock, and securities convertible into common stock. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the NAV of the Fund to fluctuate. The Fund purchases equity securities traded in the United States and in foreign markets on registered or regulated exchanges, over-the-counter markets, or in privately negotiated transactions. Equity securities are described in more detail below:

•

Common Stock. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

•

Preferred Stock. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

•

Rights and Warrants. A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued. Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy proportionate amount of common stock at a specified price. Warrants are freely transferable and are traded on major exchanges. Unlike rights, warrants normally have a life that is measured in years and entitles the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Corporations often issue warrants to make the accompanying debt security more attractive.

An investment in warrants and rights may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. Investing in rights and warrants increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.

•

Convertible Securities. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by the Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party. The Fund may invest in convertible securities issued by private companies, including convertible debt securities that may convert into equity securities of the issuer.

Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at a price above their “conversion value,” which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

•

AI Companies. To the extent the Fund invests in companies that are involved in various aspects of AI, the Fund will be affected by the risks of those types of companies, including changes in business cycles, world economic growth, technological progress, and changes in government regulation. Rapid change to technologies that affect a company's products could have a material adverse effect on such company's operating results. Companies that are extensively involved in AI also may rely heavily on a combination of patents, copyrights, trademarks, and trade secret laws to establish and protect their proprietary rights in their products and technologies. There can be no assurance that the steps taken by these companies to protect their proprietary rights will be adequate to prevent the misappropriation of their technology or that competitors will not independently develop technologies that are substantially equivalent or superior to such companies' technology. Further, because of the innovative nature of the AI market, outpaced advancement by one company or increasing market share by one company could result in rapid and substantial declines in the value of competing companies. In addition, market reaction to the potential impact of AI could result in excess demand for access to AI-related investments, thereby resulting in accelerated growth in the market value of such companies, which may then be subject to sharp resets in the wake of news or other information that tempers expectations of AI or of particular AI-related companies.

•

Large and Medium Capitalization Issuers. Large capitalization companies may lag the performance of smaller capitalization companies because large capitalization companies may experience slower rates of growth than smaller capitalization companies and may not respond as quickly to market changes and opportunities. Investing in equity securities of medium capitalization companies often involves greater risk than is customarily associated with investments in larger capitalization companies. This increased risk may be due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management. The securities of smaller companies are often traded in the over-the-counter market and even if listed on a national securities exchange may not be traded in volumes typical for that exchange. Consequently, the securities of smaller companies are less likely to be liquid, may have limited market stability, and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.

•

Initial Public Offerings (“IPOs”). The Fund may invest a portion of its assets in securities of companies offering shares in IPOs. IPOs may have a magnified performance impact on a fund with a small asset base. The Fund may hold IPO shares for a very short period of time, which may increase the turnover of the Fund’s portfolio and may lead to increased expenses for the Fund, such as commissions and transaction costs. By selling IPO shares, the Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Holders of IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

The Fund’s investment in IPO shares may include the securities of unseasoned companies (companies with less than three years of continuous operations), which presents risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines.

Foreign Securities

Foreign securities are debt and equity securities of issuers organized or located outside of the United States. The markets in which these securities are traded can be developed or emerging. Consistent with its investment strategies, the Fund can invest in foreign securities in a number of ways:

▪	It can invest directly in foreign securities denominated in a foreign currency;

▪	It can invest in American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and other similar global instruments; and

▪	It can invest in investment funds.

Types of Foreign Securities:

American Depositary Receipts. ADRs as well as other “hybrid” forms of ADRs, including EDRs and Global Depositary Receipts (“GDRs”), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. A custodian bank or similar financial institution in the issuer’s home country holds the underlying shares in trust. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. ADRs are subject to many of the risks associated with investing directly in foreign securities. European Depositary Receipts are similar to ADRs, except that they are typically issued by European banks or trust companies.

ADRs can be sponsored or unsponsored. While these types are similar, there are differences regarding a holder's rights and obligations and the practices of market participants. A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depository requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipts holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and information to the depositary receipt holders at the underlying issuer’s request. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.

Emerging and Frontier Markets. Emerging and frontier market countries generally include any country that is not classified as a developed market by MSCI Inc. (“MSCI”), including any country not included in the MSCI Developed Market Indices, or that is not included in another comparable index of developed markets selected by the Adviser for this purpose. MSCI’s classification of markets takes into account criteria relating to economic development, market size and liquidity, and market accessibility. Emerging and frontier market countries generally include countries other than the United States, Canada, Japan, Australia, Hong Kong, Singapore, New Zealand and most countries located in Western Europe.

Investing in emerging and frontier markets involves additional risks and special considerations not typically associated with investing in other more established economies or markets. Such risks may include (i) increased risk of nationalization or expropriation of assets or confiscatory taxation; (ii) greater social, economic and political uncertainty, including war; (iii) higher dependence on exports and the corresponding importance of international trade; (iv) greater volatility, less liquidity and smaller capitalization of markets; (v) greater volatility in currency exchange rates; (vi) greater risk of inflation; (vii) greater controls on foreign investment and limitations on realization of investments, repatriation of invested capital and on the ability to exchange local currencies for U.S. dollars; (viii) increased likelihood of governmental involvement in and control over the economy; (ix) governmental decisions to cease support of economic reform programs or to impose centrally planned economies; (x) differences in auditing and financial reporting standards which may result in the unavailability of material information about issuers; (xi) less extensive regulation of the markets; (xii) longer settlement periods for transactions and less reliable clearance and custody arrangements; (xiii) less developed corporate laws regarding fiduciary duties of officers and directors and the protection of investors; (xiv) certain considerations regarding the maintenance of the Fund’s securities with local brokers and securities depositories and (xv) the imposition of withholding or other taxes on dividends, interest, capital gains, other income or gross sale or disposition proceeds.

Repatriation of investment income, assets and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging and frontier market countries. The Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for such repatriation or by withholding taxes imposed by emerging and frontier market countries on interest or dividends paid on securities held by the Fund or gains from the disposition of such securities.

In emerging and frontier markets, there is often less government supervision and regulation of business and industry practices, stock exchanges, over-the-counter markets, brokers, dealers, counterparties and issuers than in other more established markets. Any regulatory supervision that is in place may be subject to manipulation or control. Some emerging and frontier market countries do not have mature legal systems comparable to those of more developed countries. Moreover, the process of legal and regulatory reform may not be proceeding at the same pace as market developments, which could result in investment risk. Legislation to safeguard the rights of private ownership may not yet be in place in certain areas, and there may be the risk of conflict among local, regional and national requirements. In certain cases, the laws and regulations governing investments in securities may not exist or may be subject to inconsistent or arbitrary appreciation or interpretation. Both the independence of judicial systems and their immunity from economic, political or nationalistic influences remain largely untested in many countries. The Fund may also encounter difficulties in pursuing legal remedies or in obtaining and enforcing judgments in local courts.

Frontier market countries generally have smaller economies and less developed capital markets than traditional emerging market countries and, as a result, the risks of investing in emerging market countries may be magnified in frontier countries. Frontier markets generally have lower trading volumes and may exhibit greater price volatility and illiquidity. A small number of large investments in these markets may affect these markets to a greater degree than more developed markets. Frontier market countries may also be affected by government activities to a greater degree than more developed countries. For example, the governments of frontier market countries may exercise substantial influence within the private sector or subject investments to government approval, and governments of other countries may impose or negotiate trade barriers, exchange controls, adjustments to relative currency values and other measures that adversely affect a frontier market country. Governments of other countries may also impose sanctions or embargoes on frontier market countries.

Investment Funds. Some emerging and frontier countries currently prohibit direct foreign investment in the securities of their companies. Certain emerging and frontier countries, however, permit indirect foreign investment in the securities of companies listed and traded on their stock exchanges through investment funds that they have specifically authorized. Investments in these investment funds are subject to the provisions of the 1940 Act. If the Fund invests in such investment funds, shareholders will bear not only their proportionate share of the expenses (including operating expenses and the fees of the Adviser), but also will indirectly bear similar expenses of the underlying investment funds. In addition, these investment funds may trade at a premium over their NAV.

Risks of Foreign Securities:

Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.

Political and Economic Factors. Local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments may affect the value of foreign investments. To the extent the Fund focuses its investments in certain countries or regions, it may be more susceptible to adverse developments in such countries or regions. Listed below are some of the more important political and economic factors that could negatively affect an investment in foreign securities:

▪

The economies of foreign countries may differ from the economy of the United States in such areas as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, budget deficits and national debt;

▪

Foreign governments sometimes participate to a significant degree, through ownership interests or regulation, in their respective economies. Actions by these governments could significantly influence the market prices of securities and payment of dividends;

▪

The economies of many foreign countries are dependent on international trade and their trading partners and they could be severely affected if their trading partners were to enact protective trade barriers and economic conditions;

▪

The internal policies of a particular foreign country may be less stable than in the United States. Other countries face significant external political risks, such as possible claims of sovereignty by other countries or tense and sometimes hostile border clashes;

▪

A foreign government may act adversely to the interests of U.S. investors, including expropriation or nationalization of assets, confiscatory taxation and other restrictions on U.S. investment. A country may restrict or control foreign investments in its securities markets. These restrictions could limit the Fund’s ability to invest in a particular country or make it very expensive for the Fund to invest in that country. Some countries require prior governmental approval or limit the types or amount of securities or companies in which a foreigner can invest. Other countries may restrict the ability of foreign investors to repatriate their investment income and capital gains; and

▪

Periodic U.S. Government restrictions on investments in issuers from certain foreign countries may result in the Fund having to sell such prohibited securities at inopportune times. Such prohibited securities may have less liquidity as a result of such U.S. Government designation and the market price of such prohibited securities may decline, which may cause the Fund to incur losses.

Given the increasing interdependence among global economies and markets, conditions in one country, region or market might adversely affect financial conditions or issuers in other countries, regions or markets. For example, on January 31, 2020, the United Kingdom (the “UK”) formally withdrew from the EU (commonly referred to as “Brexit”). Following a transition period, the UK and the EU signed a post-Brexit trade agreement governing their future economic relationship on December 30, 2020. This agreement became effective on a provisional basis on January 1, 2021 and formally entered into force on May 1, 2021. While the full impact of Brexit is unknown, Brexit has already resulted in volatility in European and global markets. The effects of Brexit on the UK and EU economies and the broader global economy could be significant, resulting in negative impacts, such as business and trade disruptions, increased volatility and illiquidity, and potentially lower economic growth of markets in the UK, EU and globally, which could negatively impact the value of the Fund investments. Brexit could also lead to legal uncertainty and politically divergent national laws and regulations while the new relationship between the UK and EU is further defined and the UK determines which EU laws to replace or replicate. Additionally, depreciation of the British pound sterling and/or the euro in relation to the U.S. dollar following Brexit could adversely affect Fund investments denominated in the British pound sterling and/or the euro, regardless of the performance of the investment.

In addition, on February 24, 2022, Russian military forces invaded Ukraine, significantly amplifying already existing geopolitical tensions among Russia, Ukraine, Europe, NATO, and the West. Following Russia’s actions, various countries, including the U.S., Canada, the United Kingdom, Germany, and France, as well as the European Union, issued broad-ranging economic sanctions against Russia. The sanctions consist of the prohibition of trading in certain Russian securities and engaging in certain private transactions, the prohibition of doing business with certain Russian corporate entities, large financial institutions, officials and oligarchs, and the freezing of Russian assets. The extent and duration of the war in Ukraine and the longevity and severity of sanctions remain unknown, but they could have a significant adverse impact on the European economy as well as the price and availability of certain commodities, including oil and natural gas, throughout the world. These sanctions, and the resulting disruption of the Russian economy, may cause volatility in other regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Fund, even if the Fund does not have direct exposure to securities of Russian issuers.

Whether or not the Fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the Fund's investments due to the interconnected nature of the global economy and capital markets.

Similarly, armed conflict between Israel and Hamas and other militant groups in the Middle East and related events could cause significant market disruptions and volatility. This conflict could disrupt regional trade and supply chains, potentially affecting U.S. businesses with exposure to the region. Additionally, the Middle East plays a pivotal role in the global energy sector, and prolonged instability could impact oil prices, leading to increased costs for businesses and consumers. These and any related events could significantly impact the Fund’s performance and the value of an investment in the Fund, even if the Fund does not have direct exposure to affected issuers.

Information and Supervision. There is generally less publicly available information about foreign companies than companies based in the United States. For example, there are often no reports and ratings published about foreign companies comparable to the ones written about U.S. companies. Foreign companies are typically not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The lack of comparable information makes investment decisions concerning foreign companies more difficult and less reliable than those concerning domestic companies.

Stock Exchange and Market Risk. The Adviser anticipates that in most cases an exchange or over-the-counter market located outside of the United States will be the best available market for foreign securities. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as the markets in the United States. Foreign stock markets tend to differ from those in the United States in a number of ways.

Foreign stock markets:

▪	are generally more volatile than, and not as developed or efficient as, those in the United States;

▪	have substantially less volume;

▪	trade securities that tend to be less liquid and experience rapid and erratic price movements;

▪	have generally higher commissions and are subject to set minimum rates, as opposed to negotiated rates;

▪	employ trading, settlement and custodial practices less developed than those in U.S. markets; and

▪	may have different settlement practices, which may cause delays and increase the potential for failed settlements.

Foreign markets may offer less protection to shareholders than U.S. markets because:

▪	foreign accounting, auditing, and financial reporting requirements may render a foreign corporate balance sheet more difficult to understand and interpret than one subject to U.S. law and standards;

▪	adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis;

▪	in general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States;

▪	over-the-counter markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated;

▪	economic or political concerns may influence regulatory enforcement and may make it difficult for shareholders to enforce their legal rights; and

▪

restrictions on transferring securities within the United States or to U.S. persons may make a particular security less liquid than foreign securities of the same class that are not subject to such restrictions.

Foreign Currency Risk. While the Fund denominates its NAV in U.S. dollars, the securities of foreign companies are frequently denominated in foreign currencies. Thus, a change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in value of securities denominated in that currency. Some of the factors that may impair the investments denominated in a foreign currency are:

▪	It may be expensive to convert foreign currencies into U.S. dollars and vice versa;

▪	Complex political and economic factors may significantly affect the values of various currencies, including U.S. dollars, and their exchange rates;

▪

Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces;

▪

There may be no systematic reporting of last sale information for foreign currencies or regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis;

▪

Available quotation information is generally representative of very large round-lot transactions in the inter-bank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable; and

▪

The inter-bank market in foreign currencies is a global, around-the-clock market. To the extent that a market is closed while the markets for the underlying currencies remain open, certain markets may not always reflect significant price and rate movements.

Taxes. Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries it is possible for the Fund to recover a portion of these taxes, the portion that cannot be recovered will reduce the income the Fund receives from its investments.

Investment in the People’s Republic of China (“China”)

Investments in China. China is an emerging market, and as a result, investments in securities of companies organized and listed in China may be subject to liquidity constraints and significantly higher volatility, from time to time, than investments in securities of more developed markets. China may be subject to considerable government intervention and varying degrees of economic, political and social instability.

These factors may result in, among other things, a greater risk of stock market, interest rate, and currency fluctuations, as well as inflation. Accounting, auditing and financial reporting standards in China are different from U.S. standards and, therefore, disclosure of certain material information may not be made, may be less available, or may be less reliable. It may also be difficult or impossible for the Fund to obtain or enforce a judgment in a Chinese court. In addition, periodically there may be restrictions on investments in Chinese companies. For example, on November 12, 2020, the President of the United States signed an Executive Order (the “November 2020 Executive Order”) prohibiting U.S. persons from purchasing or investing in publicly-traded securities of companies identified by the U.S. Government as “Communist Chinese military companies” or in instruments that are derivative of, or are designed to provide investment exposure to, those companies. In addition, on August 9, 2023, the President of the United States signed an Executive Order (the “August 2023 Executive Order” and, together with the November 2020 Executive Order, the “Executive Orders”) directing the U.S. Department of the Treasury (the “Treasury”) to promulgate regulations requiring notification of, or restricting, investments in China in certain categories of national security technologies, including semiconductors and microelectronics, quantum information, and certain artificial intelligence technologies. On October 28, 2024, the Treasury released a final rule implementing the China-focused outbound investment program introduced by the August 2023 Executive Order.

The universe of securities affected by the Executive Orders and any related rules can change from time to time. As a result of an increase in the number of investors looking to sell such securities, or because of an inability to participate in an investment that the Adviser otherwise believes is attractive, the Fund may incur losses. Certain securities that are or become designated as prohibited securities may have less liquidity as a result of such designation and the market price of such prohibited securities may decline, potentially causing losses to the Fund. In addition, the market for securities of other Chinese-based issuers may also be negatively impacted, resulting in reduced liquidity and price declines.

The economy of China is in a state of transition from a planned economy to a more market oriented economy and investments may be sensitive to changes in law and regulation together with political, social or economic policy which includes possible government intervention.

The Fund may incur losses due to limited investment capabilities, or may not be able to fully implement or pursue its investment objective or strategy, due to local investment restrictions, illiquidity of the Chinese domestic securities market, and/or delay or disruption in execution and settlement of trades.

Investments in China A Shares. The Fund may invest in equity securities of certain Chinese companies or exchange-traded funds (“ETFs”) in China (such securities, collectively referred to as “China A Shares”) through the Shanghai-Hong Kong Stock Connect program or Shenzhen-Hong Kong Stock Connect program (collectively, “Stock Connect”) subject to any applicable regulatory limits. Stock Connect is a securities trading and clearing linked program developed by Hong Kong Exchanges and Clearing Limited (“HKEx”), the Hong Kong Securities Clearing Company Limited (“HKSCC”), Shanghai Stock Exchange (“SSE”), Shenzhen Stock Exchange (“SZSE”) and China Securities Depository and Clearing Corporation Limited (“ChinaClear”) with the aim of achieving mutual stock market access between China and Hong Kong. This program allows foreign investors to trade certain SSE-listed or SZSE-listed China A Shares through their Hong Kong based brokers. All Hong Kong and overseas investors in Stock Connect will trade and settle SSE or SZSE securities in the offshore Renminbi (“CNH”) only. The Fund will be exposed to any fluctuation in the exchange rate between the U.S. Dollar and CNH in respect of such investments.

By seeking to invest in the domestic securities markets of China via Stock Connect the Fund is subject to the following additional risks:

General Risks. The relevant regulations and legal structures are relatively untested and subject to change. There is no certainty as to how the regulations will be applied, which could adversely affect the Fund. The program requires use of new cross-border information technology systems which are subject to operational risk. If the relevant systems fail to function properly, trading in both Hong Kong and Chinese markets through the program could be disrupted. Stock Connect will only operate on days when both the Chinese and Hong Kong markets are open for trading and settlement. There may be occasions when it is a normal trading day for the Chinese market but Stock Connect is not trading. As a result, the Fund may be subject to the risk of price fluctuations in China A Shares when the Fund cannot carry out any China A Shares trading. Moreover, cross-border investment arrangements may be more sensitive to political risks, including political interventions leading to delisting of shares or suspension of trading or other actions that could lead to the Fund experiencing losses. Political, regulatory and diplomatic events could have an adverse effect on the Chinese or Hong Kong economies and on investments made through Stock Connect, and thus could adversely impact the Fund investing through Stock Connect. There can be no assurance the Stock Connect program will continue to operate and remain available to the Fund, including for purposes of liquidating investments made through the program.

Foreign Shareholding Restrictions. The trading, acquisition, disposal and holding of securities under Stock Connect are subject at all times to applicable law, which imposes purchasing and holding limits. These limitations and restrictions may have the effect of restricting an investor’s ability to purchase, subscribe for or hold any China A Shares or to take up any entitlements in respect of such shares, or requiring an investor to reduce its holding in any securities, whether generally or at a particular point of time, and whether by way of forced sale or otherwise. As such, investors may incur loss arising from such limitations, restrictions and/or forced sale.

Clearing and Settlement Risk. HKSCC and ChinaClear have established the clearing links and each will become a participant of each other to facilitate clearing and settlement of cross-boundary trades. For cross-boundary trades initiated in a market, the clearing house of that market will on one hand clear and settle with its own clearing participants and on the other hand undertake to fulfill the clearing and settlement obligations of its clearing participants with the counterparty clearing house. In the event ChinaClear defaults, HKSCC’s liabilities under its market contracts with clearing participants may be limited to assisting clearing participants with claims. It is anticipated that HKSCC will act in good faith to seek recovery of the outstanding stocks and monies from ChinaClear through available legal channels or the liquidation of ChinaClear. Regardless, the process of recovery could be delayed and the Fund may not fully recover its losses or its Stock Connect securities.

Legal/Beneficial Ownership. Where securities are held in custody on a cross-border basis there are specific legal and beneficial ownership risks linked to the compulsory requirements of the local central securities depositaries, HKSCC and ChinaClear. As in other emerging markets, the Chinese legislative framework is only beginning to develop the concept of legal/formal ownership and of beneficial ownership or interest in securities. In addition, HKSCC, as nominee holder, does not guarantee the title to Stock Connect securities held through it and is under no obligation to enforce title or other rights associated with ownership on behalf of beneficial owners. Consequently, the courts may consider that any nominee or custodian as registered holder of Stock Connect securities would have full ownership thereof, and that those Stock Connect securities would form part of the pool of assets of such entity available for distribution to creditors of such entities and/or that a beneficial owner may have no rights whatsoever in respect thereof. Consequently, neither the Fund nor its custodian can ensure that the Fund’s ownership of these securities or title thereto is assured. To the extent that HKSCC is deemed to be performing safekeeping functions with respect to assets held through it, it should be noted that the Fund and its custodian may have no legal relationship with HKSCC and may have no or limited legal recourse against HKSCC in the event that the Fund suffers losses resulting from the performance or insolvency of HKSCC. In the event of the insolvency of HKSCC, the Fund may not have any proprietary interest in the China A Shares traded through the Stock Connect program and may be an unsecured general creditor in respect of any claim the Fund may have in respect of them. Consequently, the value of the Fund’s investment in China A Shares and the amount of its income and gains could be adversely affected.

Operational Risk. The HKSCC provides clearing, settlement, nominee functions and other related services in respect of trades executed by Hong Kong market participants. Chinese regulations which include certain restrictions on selling and buying will apply to all market participants. In the case of a sale, absent a special segregated account (SPSA) pre-delivery of shares to the broker is required, increasing counterparty risk. As a result, the Fund may not be able to purchase and/or dispose of holdings of China A Shares in a timely manner.

Day Trading Restrictions. Day (turnaround) trading is not permitted through Stock Connect. Investors buying A Shares on day T can only sell the shares on and after day T+1 subject to any Stock Connect rules.

Quota Limitations. The Stock Connect program is subject to daily quota limitations which may restrict the Fund’s ability to invest in China A Shares through the program on a timely basis.

Investor Compensation. The Fund will not benefit from the China Securities Investor Protection Fund in mainland China. The China Securities Investor Protection Fund is established to pay compensation to investors in the event that a securities company in mainland China is subject to compulsory regulatory measures (such as dissolution, closure, bankruptcy, and administrative takeover by the China Securities Regulatory Commission). Since the Fund is carrying out trading of China A Shares through securities brokers in Hong Kong, but not mainland China brokers, therefore, it is not protected by the China Securities Investor Protection Fund. That said, if the Fund suffers losses due to default matters of its securities brokers in Hong Kong in relation to the investment of China A Shares through the Stock Connect program, it would be compensated by Hong Kong’s Investor Compensation Fund.

Tax within China. Uncertainties in Chinese tax rules governing taxation of income and gains from investments in A Shares via Stock Connect could result in unexpected tax liabilities for the Fund. The Fund’s investments in securities, including A Shares, issued by Chinese companies may cause the Fund to become subject to withholding and other taxes imposed by China.

If the Fund were considered to be a tax resident of China, it would be subject to Chinese corporate income tax at the rate of 25% on its worldwide taxable income. If the Fund were considered to be a non-resident enterprise with a “permanent establishment” in China, it would be subject to Chinese corporate income tax of 25% on the profits attributable to the permanent establishment. The Adviser intends to operate the Fund in a manner that will prevent it from being treated as a tax resident of China and from having a permanent establishment in China. It is possible, however, that China could disagree with that conclusion, or that changes in Chinese tax law could affect the Chinese corporate income tax status of the Fund. China generally imposes withholding income tax at a rate of 10% on dividends, premiums, interest and capital gains originating in China and paid to a company that is not a resident of China for tax purposes and that has no permanent establishment in China. The withholding is in general made by the relevant Chinese tax resident company making such payments. In the event the relevant Chinese tax resident company fails to withhold the relevant Chinese withholding income tax or otherwise fails to pay the relevant withholding income tax to Chinese tax authorities, the competent tax authorities may, at their sole discretion, impose tax obligations on the Fund.

The Ministry of Finance of China, the State Administration of Taxation of China and the China Securities Regulatory Commission issued Caishui No. 81 on October 31, 2014 (“Notice 81”) and Caishui [2016] No. 127 on November 5, 2016 (“Notice 127”), both of which state that the capital gain from disposal of China A Shares by foreign investors enterprises via Stock Connect will be temporarily exempt from withholding income tax. Notice 81 and Notice 127 also state that the dividends derived from A Shares by foreign investors enterprises is subject to a 10% withholding income tax.

There is no indication of how long the temporary exemption will remain in effect and the Fund may be subject to such withholding income tax in the future. If, in the future, China begins applying tax rules regarding the taxation of income from investments through Stock Connect and/or begins collecting capital gains taxes on such investments, the Fund could be subject to withholding income tax liability if the Fund determines that such liability cannot be reduced or eliminated by applicable tax treaties. The Chinese tax authorities may in the future issue further guidance in this regard and with potential retrospective effect. The negative impact of any such tax liability on the Fund’s return could be substantial.

In light of the uncertainty as to how gains or income that may be derived from the Fund’s investments in China will be taxed, the Fund reserves the right to provide for withholding tax on such gains or income and withhold tax for the account of the Fund. Withholding tax may already be withheld at a broker/custodian level.

Any tax provision, if made, will be reflected in the net asset value of the Fund at the time the provision is used to satisfy tax liabilities. If the actual applicable tax levied by the Chinese tax authorities is greater than that provided for by the Fund so that there is a shortfall in the tax provision amount, the net asset value of the Fund may suffer as the Fund will have to bear additional tax liabilities. In this case, then existing and new shareholders in the Fund will be disadvantaged. If the actual applicable tax levied by Chinese tax authorities is less than that provided for by the Fund so that there is an excess in the tax provision amount, shareholders who redeemed Fund shares before the Chinese tax authorities’ ruling, decision or guidance may have been disadvantaged as they would have borne any loss from the Fund’s overprovision. In this case, the then existing and new shareholders in the Fund may benefit if the difference between the tax provision and the actual taxation liability can be returned to the account of the Fund as assets thereof. Any excess in the tax provision amount shall be treated as property of the Fund, and shareholders who previously transferred or redeemed their Fund shares will not be entitled or have any right to claim any part of the amount representing the excess.

Stamp duty under the Chinese laws generally applies to the execution and receipt of taxable documents, which include contracts for the sale of A Shares traded on Chinese stock exchanges. In the case of such contracts, the stamp duty is currently imposed on the seller but not on the purchaser, at the rate of 0.1%. According to the announcement jointly issued by the Ministry of Finance and the State Administration of Taxation of China, starting from August 28, 2023, the stamp duty on securities transactions is reduced by half. The sale or other transfer by the Adviser of A Shares will accordingly be subject to Chinese stamp duty, but the Fund will not be subject to Chinese stamp duty when it acquires A Shares. The Fund will not be required to pay stamp duty arising from the transactions of SSE-listed and SZSE-listed ETFs for Northbound Trading Link under the Stock Connect.

The Fund may also potentially be subject to Chinese value added tax at the rate of 6% on capital gains derived from trading of A Shares and interest income (if any). Existing guidance provides a temporary value added tax exemption for Hong Kong and overseas investors in respect of their gains derived from the trading of Chinese securities through Stock Connect. Because there is no indication how long the temporary exemption will remain in effect, the Fund may be subject to such value added tax in the future. In addition, urban maintenance and construction tax (currently at rates ranging from 1% to 7%), educational surcharge (currently at the rate of 3%) and local educational surcharge (currently at the rate of 2%) (collectively, the “surtaxes”) are imposed based on value added tax liabilities, so if the Fund were liable for value added tax it would also be required to pay the applicable surtaxes.

The Chinese rules for taxation of Stock Connect are evolving, and certain of the tax regulations to be issued by the State Administration of Taxation of China and/or Ministry of Finance of China to clarify the subject matter may apply retrospectively, even if such rules are adverse to the Fund and its shareholders. The imposition of taxes, particularly on a retrospective basis, could have a material adverse effect on the Fund’s returns. Before further guidance is issued and is well established in the administrative practice of the Chinese tax authorities, the practices of the Chinese tax authorities that collect Chinese taxes relevant to the Fund may differ from, or be applied in a manner inconsistent with, the practices with respect to the analogous investments described herein or any further guidance that may be issued. The value of the Fund’s investment in China and the amount of its income and gains could be adversely affected by an increase in tax rates or change in the taxation basis.

The above information is only a general summary of the potential Chinese tax consequences that may be imposed on the Fund and its shareholders either directly or indirectly and should not be taken as a definitive, authoritative or comprehensive statement of the relevant matter. Shareholders should seek their own tax advice on their tax position with regard to their investment in the Fund.

The Chinese government has implemented a number of tax reform policies in recent years. The current tax laws and regulations may be revised or amended in the future. Any revision or amendment in tax laws and regulations may affect the after-taxation profit of Chinese companies and foreign investors in such companies, such as the Fund.

Money Market Securities. Money market securities include short‑term U.S. government securities; custodial receipts evidencing separately traded interest and principal components of securities issued by the U.S. Treasury; commercial paper rated in the highest short‑term rating category by a nationally recognized statistical ratings organizations (“NRSRO”), such as S&P Global Ratings (“S&P”) or Moody’s Investors Service, Inc. (“Moody’s”), or determined by the Adviser to be of comparable quality at the time of purchase; short‑term bank obligations (certificates of deposit, time deposits and bankers’ acceptances) of U.S. commercial banks with assets of at least $1 billion as of the end of their most recent fiscal year; and repurchase agreements involving such securities. Each of these money market securities are described below. For a description of ratings, see “Appendix A – Description of Ratings” to this SAI.

Debt Securities

U.S. Government Securities. The Fund may invest in U.S. government securities. Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one-year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity. Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, obligations of U.S. government agencies or instrumentalities such as the Federal National Mortgage Association (“Fannie Mae”), the Government National Mortgage Association (“Ginnie Mae”), the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation (Farmer Mac).

Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, Ginnie Mae pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by Fannie Mae, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency. Additionally, some obligations are issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, which are supported by the right of the issuer to borrow from the U.S. Treasury. While the U.S. government provides financial support to such U.S. government-sponsored federal agencies, no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law. Guarantees of principal by U.S. government agencies or instrumentalities may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of the Fund’s shares.

On September 7, 2008, the U.S. Treasury announced a federal takeover of Fannie Mae and the Federal Home Loan Mortgage Corporation (“Freddie Mac”), placing the two federal instrumentalities in conservatorship. Under the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality (the “Senior Preferred Stock Purchase Agreement” or “Agreement”). Under the Agreement, the U.S. Treasury pledged to provide up to $200 billion per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event their liabilities exceed their assets. This was intended to ensure that the instrumentalities maintain a positive net worth and meet their financial obligations, preventing mandatory triggering of receivership. On December 24, 2009, the U.S. Treasury announced that it was amending the Agreement to allow the $200 billion cap on the U.S. Treasury’s funding commitment to increase as necessary to accommodate any cumulative reduction in net worth through the end of 2012.

On August 17, 2012, the U.S. Treasury announced that it was again amending the Agreement to terminate the requirement that Fannie Mae and Freddie Mac each pay a 10 percent annual dividend. Instead, the companies will transfer to the U.S. Treasury on a quarterly basis all profits earned during a quarter that exceed a capital reserve amount. The capital reserve amount was $3 billion in 2013, and decreased by $600 million in each subsequent year through 2017. It is believed that this amendment put Fannie Mae and Freddie Mac in a better position to service their debt because it eliminated the need for the companies to have to borrow from the U.S. Treasury to make fixed dividend payments. As part of the new terms, Fannie Mae and Freddie Mac also will be required to reduce their investment portfolios over time. On December 21, 2017, the U.S. Treasury announced that it was again amending the Agreement to reinstate the $3 billion capital reserve amount. On September 30, 2019, the U.S. Treasury announced that it was further amending the Agreement, permitting Fannie Mae and Freddie Mac to retain earnings beyond the $3 billion capital reserves previously allowed through the 2017 amendment.

Under a letter agreement entered into in January 2021, each company is permitted to retain earnings and raise private capital to enable them to meet the minimum capital requirements under the FHFA’s Enterprise Regulatory Capital Framework (“ERCF”). The letter agreement also permits each company to develop a plan to exit conservatorship, but may not do so until all litigation involving the conservatorships is resolved and each company has the minimum capital required by FHFA’s rules.

Fannie Mae and Freddie Mac are continuing to operate while in conservatorship and each remains liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. The Agreement is intended to enhance each of Fannie Mae’s and Freddie Mac’s ability to meet its obligations. The FHFA has indicated that the conservatorship of each company will end when the director of FHFA determines that FHFA’s plan to restore the company to a safe and solvent condition has been completed. Under amendments to the ERCF, Fannie Mae and Freddie Mac have published capital disclosures which provide additional information about their capital position and capital requirements on a quarterly basis since the first quarter of 2023 and delivered their first capital plans to FHFA in May 2023. The FHFA finalized amendments to certain provisions of the ERCF in November 2023 that modify various capital requirements for Freddie Mac and Fannie Mae. Should Fannie Mae and Freddie Mac be taken out of conservatorship, it is unclear whether the U.S. Treasury would continue to enforce its rights or perform its obligations under the Agreement. It is also unclear how the capital structure of Fannie Mae and Freddie Mac would be constructed post-conservatorship, and what effects, if any, the privatization of Fannie Mae and Freddie Mac will have on their creditworthiness and guarantees of certain mortgage-backed securities. The ERCF requires Fannie Mae and Freddie Mac, upon exit from conservatorship, to maintain higher levels of capital than prior to conservatorship to satisfy their risk-based capital requirements, leverage ratio requirements and prescribed buffer amounts. Accordingly, should the FHFA take Fannie Mae and Freddie Mac out of conservatorship, there could be an adverse impact on the value of their securities, which could cause the Fund’s investments to lose value.

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U.S. Treasury Obligations. U.S. Treasury obligations consist of direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, and separately traded interest and principal component parts of such obligations, including those transferable through the Federal book‑entry system known as Separate Trading of Registered Interest and Principal of Securities (“STRIPS”). The STRIPS program lets investors hold and trade the individual interest and principal components of eligible Treasury notes and bonds as separate securities. Under the STRIPS program, the principal and interest components are separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts separately.

Commercial Paper. Commercial paper is the term used to designate unsecured short‑term promissory notes issued by corporations and other entities. Maturities on these issues vary from a few to 270 days.

Bank Obligations. The Fund may invest in obligations issued by banks and other savings institutions. Investments in bank obligations include obligations of domestic branches of foreign banks and foreign branches of domestic banks. Such investments in domestic branches of foreign banks and foreign branches of domestic banks may involve risks that are different from investments in securities of domestic branches of U.S. banks. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on the securities held by the Fund. Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of U.S. banks. Bank obligations include the following:

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Bankers’ Acceptances. Bankers’ acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Corporations use bankers’ acceptances to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

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Certificates of Deposit. Certificates of deposit are interest-bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit with penalties for early withdrawal will be considered illiquid.

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Time Deposits. Time deposits are non‑negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty or that mature in more than seven days are considered to be illiquid investments.

Repurchase Agreements. The Fund may enter into repurchase agreements with financial institutions in order to increase its income. A repurchase agreement is an agreement under which a fund acquires a fixed income security (generally a security issued by the U.S. government or an agency thereof, a banker’s acceptance, or a certificate of deposit) from a commercial bank, broker, or dealer, and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally, the next business day). Because the security purchased constitutes collateral for the repurchase obligation, a repurchase agreement may be considered a loan that is collateralized by the security purchased. The acquisition of a repurchase agreement may be deemed to be an acquisition of the underlying securities as long as the obligation of the seller to repurchase the securities is collateralized fully. The Fund follows certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with creditworthy financial institutions whose condition will be continually monitored by the Adviser. The repurchase agreements entered into by the Fund will provide that the underlying collateral at all times shall have a value at least equal to 102% of the resale price stated in the agreement and consist only of securities permissible under Section 101(47)(A)(i) of the Bankruptcy Code (the Adviser monitors compliance with this requirement). Under all repurchase agreements entered into by the Fund, the custodian or its agent must take possession of the underlying collateral. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund’s right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. The Fund may enter into “tri-party” repurchase agreements. In “tri-party” repurchase agreements, an unaffiliated third party custodian maintains accounts to hold collateral for the Fund and its counterparties and, therefore, the Fund may be subject to the credit risk of those custodians. The investments of the Fund in repurchase agreements, at times, may be substantial when, in the view of the Adviser, liquidity or other considerations so warrant.

Exchange Traded Funds (“ETFs”). ETFs are investment companies whose shares are bought and sold on a securities exchange. An “index ETF” holds a portfolio of securities designed to track a particular market segment or index. An “actively managed ETF” holds a portfolio of securities and other investments selected by the ETF’s investment adviser in seeking to achieve the ETF’s investment objective, rather than seeking to track the performance of a particular market segment or index. The Fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or foreign market while awaiting an opportunity to purchase securities directly. The risks of owning an ETF generally reflect the risks of directly owning the securities comprising the index which an index ETF is designed to track or the other holdings of an actively managed or index ETF. An actively managed ETF is also subject to management risk because its performance depends in part on the investment adviser’s ability to select investments and implement the ETF’s investment strategy successfully. Lack of liquidity in an ETF could result in it being more volatile than the tracked index or underlying holdings, and ETFs have management fees that increase their costs versus the costs of owning the underlying holdings directly. See also “Securities of Other Investment Companies” below.

Securities of Other Investment Companies. The Fund may invest in shares of other investment companies, to the extent permitted by applicable law, subject to certain restrictions. These investment companies typically incur fees that are separate from those fees incurred directly by the Fund. The Fund’s purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying the Fund’s expenses.

Generally, the federal securities laws limit the extent to which the Fund can invest in securities of other investment companies, subject to certain exceptions. For example, Section 12(d)(1)(A) of the 1940 Act prohibits a fund from (i) acquiring more than 3% of the voting shares of any one investment company, (ii) investing more than 5% of its total assets in any one investment company, and (iii) investing more than 10% of its total assets in all investment companies combined, including its ETF investments.

The Fund may rely on Section 12(d)(1)(F) of the 1940 Act, which provides an exemption from Section 12(d)(1) that allows the Fund to invest all of its assets in other registered funds, including ETFs, if, among other conditions, the Fund, together with its affiliates, acquires no more than 3% of the outstanding voting stock of any acquired fund. The Fund may also rely on Rule 12d1-4 under the 1940 Act. Rule 12d1-4, which became effective on January 19, 2021, permits the Fund to invest in other investment companies beyond the statutory limits, subject to certain conditions specified in the Rule including, among other conditions, that the Fund and its advisory group will not control (individually or in the aggregate) an acquired fund (e.g., hold more than 25% of the outstanding voting securities of an acquired fund that is a registered open-end management investment company). In addition, the Fund may be able to rely on certain other rules under the 1940 Act to invest in shares of money market funds or other investment companies beyond the statutory limits noted above, but subject to certain conditions.

For hedging or other purposes, the Fund may invest in investment companies that seek to track the composition and/or performance of specific indexes or portions of specific indexes. Certain of these investment companies, known as ETFs, are traded on a securities exchange. (See “Exchange-Traded Funds” above). The market prices of index-based investments will fluctuate in accordance with changes in the underlying portfolio securities of the investment company and also due to supply and demand of the investment company’s shares on the exchange upon which the shares are traded. Index-based investments may not replicate or otherwise match the composition or performance of their specified index due to transaction costs, among other things.

Illiquid Investments. Illiquid investments are investments that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Because of their illiquid nature, illiquid investments must be priced at fair value as determined in good faith by the Adviser, subject to Board oversight. Despite such good faith efforts to determine fair value prices, the Fund’s illiquid investments are subject to the risk that the investment’s fair value price may differ from the actual price which the Fund may ultimately realize upon its sale or disposition. Difficulty in selling illiquid investments may result in a loss or may be costly to the Fund. Under the oversight of the Board, the Adviser determines the liquidity of the Fund’s investments. The Fund may not acquire an illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets.

Restricted Securities. Restricted securities are securities that may not be sold freely to the public absent registration under the U.S. Securities Act of 1933, as amended (the “1933 Act”) or an exemption from registration. The Fund may invest in Section 4(a)(2) commercial paper, which is issued in reliance on an exemption from registration under Section 4(a)(2) of the 1933 Act and is generally sold to institutional investors who purchase for investment. Any resale of such commercial paper must be in an exempt transaction, usually to an institutional investor through the issuer or investment dealers who make a market in such commercial paper.

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Private Investments in Public Equity. The Fund may purchase private investments in public equity ("PIPEs"), which are equity securities in a private placement that are issued by issuers that have outstanding publicly-traded equity securities of the same class. Shares in PIPEs generally are not publicly registered until after a certain time period from the date the private sale is completed, which can last many months. Until the public registration process is completed, PIPEs are restricted as to resale and cannot be freely traded. Generally, such restrictions cause PIPEs to be illiquid during this restricted period. PIPEs may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered or that the registration will remain in effect.

Securities Lending. The Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Board. These loans, if and when made, may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral). The Fund will not lend portfolio securities to the Adviser or its affiliates unless permissible under the 1940 Act and the rules and promulgations thereunder. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. government securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund.

The Fund may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated third party for acting as the Fund's securities lending agent, but will bear all of any losses from the investment of collateral.

By lending its securities, the Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. government securities or letters of credit are used as collateral. The Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed above from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan on demand; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable fees in connection with the loan (which fees may include fees payable to the lending agent, the borrower, the Fund's administrator and the custodian); and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. The Board has adopted procedures reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon the Fund's ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

Legal, Tax, and Regulatory Risks. Legal, tax and regulatory changes and developments may adversely affect the Fund. New or modified laws, regulations, rules, legislation or similar guidance may be issued by U.S. or foreign regulators or other government authorities or self-regulatory organizations that oversee the financial markets. Such new or modified laws, regulations, rules or similar guidance may have an adverse effect on the investments and the performance of the Fund.

Special Risks of Cyber Attacks. As with any entity that conducts business through electronic means in the modern marketplace, the Fund, and its service providers, may be susceptible to operational and information security risks resulting from cyber attacks. Cyber attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized monitoring, release, misuse, loss, destruction or corruption of confidential information, unauthorized access to relevant systems, compromises to networks or devices that the Fund and its service providers use to service the Fund’s operations, ransomware, operational disruption or failures in the physical infrastructure or operating systems that support the Fund and its service providers, or various other forms of cyber security breaches. Cyber attacks affecting the Fund or the Adviser, the Fund’s distributor, custodian, or any other of the Fund’s intermediaries or service providers may adversely impact the Fund and its shareholders, potentially resulting in, among other things, financial losses or the inability of Fund shareholders to transact business. For instance, cyber attacks may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential business information, impede trading, subject the Fund to regulatory fines or financial losses and/or cause reputational damage. The Fund may also incur additional costs for cyber security risk management purposes designed to mitigate or prevent the risk of cyber attacks. Such costs may be ongoing because threats of cyber attacks are constantly evolving as cyber attackers become more sophisticated and their techniques become more complex. Similar types of cyber security risks are also present for issuers of securities in which the Fund may invest, which could result in material adverse consequences for such issuers and may cause the Fund’s investments in such companies to lose value. There can be no assurance that the Fund, the Fund’s service providers, or the issuers of the securities in which the Fund invests will not suffer losses relating to cyber attacks or other information security breaches in the future.

General Market and Geopolitical Risk. Geopolitical events, such as war (including ongoing armed conflict between Ukraine and Russia in Europe and Israel and Hamas in the Middle East), terrorism, social unrest, government defaults, government shutdowns, economic uncertainty, sanctions or the threat of sanctions, trade disputes with key trading partners and the imposition of associated tariffs, natural and environmental disasters, the spread of infectious illness, widespread disease or other public health issues such as pandemics and epidemics (including those caused by COVID-19), and/or systemic market dislocations (including due to events outside of such countries or regions) have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on the U.S. and world economies and markets generally. Whether or not the Fund invests in securities of issuers located in countries impacted by such events, these and other events could negatively affect the value and liquidity of the Fund's investments due to the interconnected nature of the global economy and capital markets, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund.

INVESTMENT LIMITATIONS

Fundamental Policies

The following are fundamental policies of the Fund. Fundamental policies cannot be changed without the consent of the holders of a majority of the Fund’s outstanding shares. The phrase “majority of the outstanding shares” means the vote of (i) 67% or more of the Fund’s shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the Fund’s outstanding shares, whichever is less.

The Fund may not:

1.

Concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time; provided, however, that the Fund will concentrate its investments in the technology group of industries.

2.

Borrow money or issue senior securities (as defined under the 1940 Act), except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

3.

Make loans, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

4.

Purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

5.

Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

Non-Fundamental Policies

In addition to the investment objective of the Fund, the following investment limitations of the Fund are non-fundamental and may be changed by the Board without shareholder approval:

The Fund may not:

1.

Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Fund may: (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) engage in securities lending, as described in its SAI.

2.

Purchase or sell real estate, physical commodities, or commodities contracts, except that the Fund may purchase: (i) marketable securities issued by companies which own or invest in real estate (including real estate investment trusts (“REITs”)), commodities, or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

Except with respect to Fund policies concerning borrowing, if a percentage restriction is adhered to at the time of an investment, a later increase or decrease in percentage resulting from changes in values or assets will not constitute a violation of such restriction. With respect to the limitation on borrowing, in the event that a subsequent change in net assets or other circumstances cause the Fund to exceed its limitation, the Fund will take steps to bring the aggregate amount of borrowing back within the limitations within three days thereafter (not including Sundays and holidays).

The following descriptions of the 1940 Act may assist investors in understanding the above policies and restrictions:

Diversification. Under the 1940 Act, a diversified investment management company, as to 75% of its total assets, may not purchase securities of any issuer (other than securities issued or guaranteed by the U.S. Government, its agents or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be held by the fund.

Concentration. The 1940 Act requires that every investment company have a fundamental investment policy regarding concentration. The SEC staff has defined concentration as investing 25% or more of an investment company’s total assets in an industry or group of industries, with certain exceptions. For purposes of the Fund’s concentration policy, the Fund may classify and re-classify companies in a particular industry and define and re-define industries in any reasonable manner, consistent with SEC and SEC staff guidance.

Borrowing. The 1940 Act presently allows a fund to borrow from any bank in an amount up to 33 1/3% of its total assets (including the amount borrowed) and to borrow for temporary purposes in an amount not exceeding 5% of the value of its total assets.

Senior Securities. Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although the 1940 Act does provide allowances for certain borrowings. In addition, Rule 18f-4 under the 1940 Act permits a fund to enter into derivatives transactions, notwithstanding the prohibitions and restrictions on the issuance of senior securities under the 1940 Act, provided that the fund complies with the conditions of Rule 18f-4.

Lending. Under the 1940 Act, a fund may only make loans if expressly permitted by its investment policies.

Underwriting. Under the 1940 Act, underwriting securities involves a fund purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Under the 1940 Act, a diversified fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets.

Commodities and Real Estate. The 1940 Act does not directly restrict an investment company’s ability to invest in commodities or real estate, but does require that every investment company have a fundamental investment policy governing such investments.

EXCHANGE LISTING AND TRADING

A discussion of exchange listing and trading matters associated with an investment in the Fund is contained in the Prospectus. The discussion below supplements, and should be read in conjunction with, the Prospectus.

The shares of the Fund are approved for listing and trading on the Exchange. The Fund’s shares trade on the Exchange at prices that may differ to some degree from its NAV. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of shares of the Fund will continue to be met.

The Exchange will consider the suspension of trading in, and will initiate delisting procedures of, the shares of the Fund under any of the following circumstances: (1) if the Exchange becomes aware that the Fund is no longer eligible to operate in reliance on Rule 6c-11 under the 1940 Act; (2) if any of the continued listing requirements set forth in the Exchange’s rules are not continuously maintained; (3) following the initial twelve-month period beginning upon the commencement of trading of the Fund, there are fewer than 50 record and/or beneficial holders of the shares of the Fund; or (4) such other event occurs or condition exists that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. In addition, the Exchange will remove the shares from listing and trading upon termination of the Trust or the Fund.

The Trust reserves the right to adjust the share price of the Fund in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund.

As in the case of other publicly traded securities, brokers’ commissions on transactions will be based on negotiated commission rates at customary levels.

The base currency and trading currency of the Fund are both the U.S. dollar. The base currency is the currency in which the Fund’s NAV per share is calculated and the trading currency is the currency in which shares of the Fund are listed and traded on the Exchange.

THE ADVISER AND SUB-ADVISER

Investment Adviser and Investment Advisory Agreement

General. Sands Capital Management, LLC (“Sands Capital” or the “Adviser”) is an independent investment management firm, ultimately controlled by Frank M. Sands, Sands Capital’s Chief Executive Officer and Chief Investment Officer. Frank M. Sands controls Sands Capital by virtue of his position as, among other things, trustee, manager, or officer, respectively, of various intermediate holding entities and trusts through which voting or management rights with respect to Sands Capital are held and/or exercised. Sands Capital is registered with the SEC under the Investment Advisers Act of 1940, as amended. Sands Capital was initially formed as a Sub-Chapter S-Corporation in 1992 and converted to a Delaware limited liability company in 2005. Its principal place of business is located at 1000 Wilson Boulevard, Suite 3000, Arlington, Virginia 22209. As of [DATE], Sands had approximately $[XX] billion in discretionary assets under management in the firm's public equity strategies.

Advisory Agreement with the Trust. The Trust and the Adviser have entered into an investment advisory agreement (the “Advisory Agreement”) with respect to the Fund. Under the Advisory Agreement, the Adviser serves as the investment adviser and makes investment decisions for the Fund and continuously reviews, supervises and administers the investment program of the Fund, subject to the oversight of, and policies established by, the Board.

After the initial two-year term, the continuance of the Advisory Agreement must be specifically approved at least annually: (i) by the vote of the Trustees or by a vote of the majority of the outstanding voting securities of the Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Board or by a majority of the outstanding voting securities of the Fund, or by the Adviser on not less than 30 days’ nor more than 60 days’ written notice to the Trust. As used in the Advisory Agreement, the terms “majority of the outstanding voting securities,” “interested persons” and “assignment” have the same meaning as such terms in the 1940 Act.

Advisory Fees Paid to the Adviser. For its services under the Advisory Agreement, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.60% of the average daily net assets of the Fund.

The Adviser has contractually agreed to waive fees and reimburse expenses to the extent necessary to keep total annual Fund operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles, and extraordinary expenses (collectively, “excluded expenses”)) from exceeding 0.70% of the average daily net assets of the Fund until March 31, 2028 (the “contractual expense limit”). In addition, the Adviser may receive from the Fund the difference between the total annual Fund operating expenses (not including excluded expenses) and the contractual expense limit to recoup all or a portion of its prior fee waivers or expense reimbursements made during the rolling three-year period preceding the recoupment if at any point total annual Fund operating expenses (not including excluded expenses) are below the contractual expense limit (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment. This agreement may be terminated by the Board at any time, or by the Adviser, upon ninety (90) days’ prior written notice, effective as of the close of business on March 31, 2028.

Sub-Adviser and Investment Sub-Advisory Agreement

General. Vident Advisory, LLC (d/b/a Vident Asset Management), a Delaware limited liability company, serves as the sub-adviser to the Fund (the “Sub-Adviser”). The Sub-Adviser’s principal place of business is located at 1125 Sanctuary Pkwy., Suite 515, Alpharetta, Georgia 30009. The Sub-Adviser is owned by Vident Capital Holdings, LLC, which is controlled by MM VAM, LLC. MM VAM, LLC is owned by Casey Crawford. As of [DATE], the Sub-Adviser had approximately $[XX] in assets under management.

Sub-Advisory Agreement. The Adviser has entered into an investment sub-advisory agreement with the Sub-Adviser with respect to the Fund (the “Sub-Advisory Agreement”). Pursuant to the Sub-Advisory Agreement, the Sub-Adviser is responsible for trading portfolio securities on behalf of the Fund, including selecting broker-dealers to execute purchase and sale transactions as instructed by the Adviser or in connection with any rebalancing or reconstitution of the Fund’s portfolio, pre- and post-trade compliance, and monitoring of Fund trading activity, subject to the oversight of the Adviser and the Board.

After the initial two-year term, the continuance of the Sub-Advisory Agreement must be specifically approved at least annually: (i) by the vote of the Trustees or by a vote of the majority of the outstanding voting securities of the Fund and (ii) by the vote of a majority of the Trustees who are not parties to the Sub-Advisory Agreement or “interested persons” of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Sub-Advisory Agreement will terminate automatically in the event of its assignment or in the event of the termination of the Advisory Agreement, and is terminable at any time without penalty by the Board.

Sub-Advisory Fees. For its services, the Sub-Adviser is entitled to a fee from the Adviser, which is calculated daily and paid monthly at the following rates based on the average daily net assets of the Fund: [____].

THE PORTFOLIO MANAGERS

This section includes information about the Fund’s portfolio managers, including information about other accounts managed, the dollar range of the Fund shares owned and how the portfolio managers are compensated.

Sands Capital Management LLC

Compensation. The Adviser seeks to align the interests of its investment professionals with those of its clients through a compensation program consisting of fixed and variable components. Portfolio managers receive a base salary and are eligible to receive annual incentive compensation. For investment professionals, annual incentive compensation includes both qualitative and investment results components. The qualitative component is based on each individual's responsibilities and achievement of individual annual objectives. The investment results component is based on each strategy's value added relative to its benchmark over one-, three-, and five-year measurement periods, with greater weight placed on longer-term performance. Portfolio managers also participate in the Adviser's retirement and profit-sharing programs. In addition, investment professionals with appropriate tenure and experience may be offered the opportunity to purchase, or may be awarded, limited partnership interests in the Adviser's parent entity, subject to applicable vesting requirements.

Fund Shares Owned by Portfolio Managers. Because the Fund is new, as of the date of this SAI, the portfolio managers did not beneficially own shares of the Fund.

Other Accounts. In addition to the Fund, the portfolio managers may also be responsible for the day-to-day management of certain other accounts, as indicated by the following table. The information below is provided as of [DATE].

	Registered Investment Companies (excluding the Fund)		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts	Total Assets (in Millions)	Number of Accounts	Total Assets (in Millions)	Number of Accounts	Total Assets (in Millions)
Benjamin Betcher, CFA	[XX]	$[XX]	[XX]	$[XX]	[XX]	$[XX]
Daniel Pilling	[XX]	$[XX]	[XX]	$[XX]	[XX]	$[XX]

[*	Includes [XX] accounts that are subject to a performance-based advisory fee with approximately $[XX] million in aggregated assets under management.]

Conflicts of Interest. The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have similar, different, or overlapping investment objectives and strategies as the Fund, and such accounts may be managed by one, or any combination of portfolio managers. Therefore, a potential conflict of interest may arise as a result of the similar, different, or overlapping investment objectives and strategies, whereby the portfolio managers could favor one account over another. Another potential conflict could include the portfolio managers’ knowledge about the size, timing and possible market impact of the Fund’s trades, whereby a portfolio manager could use this information to the advantage of other accounts and to the disadvantage of the Fund. However, the Adviser has adopted policies and procedures designed to address these conflicts, including policies governing trade aggregation and allocation, compliance with the Adviser's Code of Ethics, and oversight intended to promote the fair and equitable allocation of investment opportunities among clients over time.

Vident Asset Management

Compensation. The Sub-Adviser's portfolio managers receive a fixed base salary and discretionary bonus that are not tied to the performance of the Funds.

Fund Shares Owned by Portfolio Managers. Because the Fund is new, as of the date of this SAI, the portfolio managers did not beneficially own shares of the Fund.

Other Accounts. In addition to the Fund, the portfolio managers may also be responsible for the day-to-day management of certain other accounts, as indicated by the following table. The information below is provided as of [DATE].

	Registered Investment Companies (excluding the Fund)		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts	Total Assets (in Millions)	Number of Accounts	Total Assets (in Millions)	Number of Accounts	Total Assets (in Millions)
[Portfolio Manager]	[XX]	$[XX]	[XX]	$[XX]	[XX]	$[XX]
[Portfolio Manager]	[XX]	$[XX]	[XX]	$[XX]	[XX]	$[XX]

[*	Includes [XX] accounts that are subject to a performance-based advisory fee with approximately $[XX] million in aggregated assets under management.]

Conflicts of Interest. A portfolio manager's management of "other accounts" may give rise to potential conflicts of interest in connection with the portfolio manager's management of the Funds' investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objectives as a Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby a portfolio manager could favor one account over another. Another potential conflict could include a portfolio manager's knowledge about the size, timing and possible market impact of Fund trades, whereby a portfolio manager could use this information to the advantage of other accounts and to the disadvantage of the Funds. However, the Sub-Adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts the Sub-Adviser manages are fairly and equitably allocated.

Conflicts may also arise because portfolio decisions regarding the Funds may benefit other accounts managed by the Sub-Adviser or its affiliates. For example, the sale of a long position or establishment of a short position by a fund sub-advised by the Sub-Adviser may impair the price of the same security sold short by (and therefore benefit) one or more other funds sub-advised by the Sub-Adviser, and the purchase of a security or covering of a short position in a security by a Fund may increase the price of the same security held by (and therefore benefit) one or more other funds sub-advised by the Sub-Adviser.

Conflicts may also arise when selecting other funds sub-advised by the Sub-Adviser as investments for a Fund because (i) the fees paid by the Adviser to the Sub-Adviser for sub-advising certain other funds may be higher than the fees paid by the Funds or another fund and (ii) the fees received by the Sub-Adviser and its affiliates as index provider may be higher for some funds than for another fund.

THE ADMINISTRATOR

General. SEI Investments Global Funds Services (the “Administrator”), a Delaware statutory trust, has its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456. SEI Investments Management Corporation (“SIMC”), a wholly owned subsidiary of SEI Investments Company (“SEI Investments”), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of fund evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to other mutual funds.

Administration Agreement with the Trust. The Trust and the Administrator have entered into an amended and restated administration agreement dated November 13, 2018, as amended (the “Administration Agreement”). Under the Administration Agreement, the Administrator provides the Trust with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder.

Administration Fees Paid to the Administrator. For its services under the Administration Agreement, the Administrator is paid a fee, which varies based on the average daily net assets of the Fund, subject to certain minimums.

THE DISTRIBUTOR

The Trust and SEI Investments Distribution Co. (the “Distributor”), a wholly owned subsidiary of SEI Investments and an affiliate of the Administrator, are parties to a distribution agreement dated November 14, 1991, as amended and restated November 14, 2005 and as amended August 30, 2010 and November 13, 2018 (the “Distribution Agreement”), whereby the Distributor acts as principal underwriter for the Trust’s shares. The principal business address of the Distributor is One Freedom Valley Drive, Oaks, Pennsylvania 19456.

The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the majority of the outstanding voting securities of the Trust and (ii) by the vote of a majority of the Trustees who are not “interested parties” of the Trust and have no direct or indirect financial interest in the operation of the Distribution Agreement or any related agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Board or by a majority of the outstanding voting securities of the Trust, or by the Distributor, upon not less than 60 days’ written notice to the other party.

PAYMENTS TO FINANCIAL INTERMEDIARIES

Distribution Plan. The Trust has adopted a Distribution Plan applicable to the Fund in accordance with the provisions of Rule 12b-1 under the 1940 Act, which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. Continuance of the Plan must be approved annually by a majority of the Trustees and by a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust and have no direct or indirect financial interest in the Plan or in any agreements related to the Plan (“Qualified Trustees”). The Plan requires that quarterly written reports of amounts spent under the Plan and the purposes of such expenditures be furnished to and reviewed by the Trustees. The Plan may not be amended to increase materially the amount that may be spent thereunder without approval by a majority of the outstanding shares of the Fund. All material amendments of the Plan will require approval by a majority of the Trustees and of the Qualified Trustees.

The Plan provides a method of paying for distribution and shareholder services, which may help the Fund grow or maintain asset levels to provide operational efficiencies and economies of scale, provided by the Distributor or other financial intermediaries that enter into agreements with the Distributor. The Fund may make payments to financial intermediaries, such as banks, savings and loan associations, insurance companies, investment counselors, broker-dealers, fund “supermarkets” and the Distributor’s affiliates and subsidiaries, as compensation for services, reimbursement of expenses incurred in connection with distribution assistance or provision of shareholder services. The Distributor may, at its discretion, retain a portion of such payments to compensate itself for distribution services and distribution related expenses such as the costs of preparation, printing, mailing or otherwise disseminating sales literature, advertising, and prospectuses (other than those furnished to current shareholders of the Fund), promotional and incentive programs, and such other marketing expenses that the Distributor may incur.

Under the Plan, the Distributor or financial intermediaries may receive up to 0.25% of the average daily net assets of Fund shares as compensation for distribution and shareholder services. The Plan is characterized as a compensation plan since the distribution fee will be paid to the Distributor without regard to the distribution or shareholder service expenses incurred by the Distributor or the amount of payments made to financial intermediaries. The Trust intends to operate the Plan in accordance with its terms and with FINRA rules concerning sales charges.

No Rule 12b-1 fees are currently paid by the Fund, and there are no plans to impose these fees. Because Rule 12b-1 fees are paid out of the Fund’s assets, over time, these fees increase the cost of your investment and they may cost you more than certain other types of sales charges.

Payments by the Adviser. The Adviser and/or its affiliates, in their discretion, may make payments from their own resources and not from Fund assets to affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Fund, its service providers or their respective affiliates, as incentives to help market and promote the Fund and/or in recognition of their distribution, marketing, administrative services, and/or processing support.

These additional payments may be made to financial intermediaries that sell Fund shares or provide services to the Fund, the Distributor or shareholders of the Fund through the financial intermediary’s retail distribution channel and/or fund supermarkets. Payments may also be made through the financial intermediary’s retirement, qualified tuition, fee-based advisory, wrap fee bank trust, or insurance (e.g., individual or group annuity) programs. These payments may include, but are not limited to, placing the Fund in a financial intermediary’s retail distribution channel or on a preferred or recommended fund list; providing business or shareholder financial planning assistance; educating financial intermediary personnel about the Fund; providing access to sales and management representatives of the financial intermediary; promoting sales of Fund shares; providing marketing and educational support; maintaining share balances and/or for sub-accounting, administrative or shareholder transaction processing services. A financial intermediary may perform the services itself or may arrange with a third party to perform the services.

The Adviser and/or its affiliates may also make payments from their own resources to financial intermediaries for costs associated with the purchase of products or services used in connection with sales and marketing, participation in and/or presentation at conferences or seminars, sales or training programs, client and investor entertainment and other sponsored events. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Revenue sharing payments may be negotiated based on a variety of factors, including the level of sales, the amount of Fund assets attributable to investments in the Fund by financial intermediaries’ customers, a flat fee or other measures as determined from time to time by the Adviser and/or its affiliates. A significant purpose of these payments is to increase the sales of Fund shares, which in turn may benefit the Adviser through increased fees as Fund assets grow.

Investors should understand that some financial intermediaries may also charge their clients fees in connection with purchases of shares or the provision of shareholder services.

THE TRANSFER AGENT

Brown Brothers Harriman & Co., 50 Post Office Square, Boston, Massachusetts 02100 (the “Transfer Agent”), serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Trust.

THE CUSTODIAN

Brown Brothers Harriman & Co., 50 Post Office Square, Boston, Massachusetts 02100, serves as the custodian of the Fund (the “Custodian”). The Custodian holds cash, securities and other assets of the Fund as required by the 1940 Act.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[____] serves as independent registered public accounting firm for the Fund.

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP, 2222 Market Street, Philadelphia, Pennsylvania 19103-3007, serves as legal counsel to the Trust.

SECURITIES LENDING

Because the Fund is new, as of the date of this SAI, the Fund has not engaged in securities lending activities.

FINANCIAL INDUSTRY RELATIONSHIPS

SEI Investments, along with its subsidiaries and affiliates (including, but not limited to, the Administrator, the Distributor and SIMC) (collectively, “SEI”), provides a range of services to various financial market participants and has a broad network of relationships with financial services companies, including investment funds, asset managers, broker-dealers and other intermediaries, accounting firms, banks and transfer agents. Although SEI’s various business units largely operate independently of one another, their customers and relationships may, and often will, overlap. For example, a particular asset manager might be a sub-adviser to an investment fund that is managed primarily by SIMC, may sponsor a fund that is registered on the Advisors Inner Circle platform, and/or may manage a fund in which SEI Investments is an investor (with its own capital). From time to time, one SEI business unit may introduce or refer a third-party to another SEI business unit for additional potential services. These various relationships may give rise to actual or perceived conflicts of interest. However, understanding the duties and responsibilities that SEI owes its customers under law and under contract, SEI keeps such actual or perceived conflicts of interest front-of-mind on an ongoing basis and, where appropriate, works with the compliance function, as well as internal and external counsel, to identify and mitigate or eliminate such conflicts, including through appropriate disclosure to applicable governing boards.

TRUSTEES AND OFFICERS OF THE TRUST

Board Responsibilities. The management and affairs of the Trust and its series, including the Fund described in this SAI, are overseen by the Trustees. The Board has approved contracts, as described above, under which certain companies provide essential management services to the Trust.

Like most mutual funds, the day-to-day business of the Trust, including the management of risk, is performed by third party service providers, such as the Adviser, the Distributor and the Administrator. The Trustees are responsible for overseeing the Trust’s service providers and, thus, have oversight responsibility with respect to risk management performed by those service providers. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the funds. The funds and their service providers employ a variety of processes, procedures and controls to identify various possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Trust’s business (e.g., the Adviser is responsible for the day-to-day management of the Fund’s portfolio investments) and, consequently, for managing the risks associated with that business. The Board has emphasized to the funds’ service providers the importance of maintaining vigorous risk management.

The Trustees’ role in risk oversight begins before the inception of a fund, at which time certain of the fund’s service providers present the Board with information concerning the investment objectives, strategies and risks of the fund as well as proposed investment limitations for the fund. Additionally, the fund’s adviser provides the Board with an overview of, among other things, its investment philosophy, brokerage practices and compliance infrastructure. Thereafter, the Board continues its oversight function as various personnel, including the Trust’s Chief Compliance Officer, as well as personnel of the adviser and other service providers, such as the fund’s independent accountants, make periodic reports to the Audit Committee or to the Board with respect to various aspects of risk management. The Board and the Audit Committee oversee efforts by management and service providers to manage risks to which the funds may be exposed.

The Board is responsible for overseeing the nature, extent and quality of the services provided to the funds by the adviser and receives information about those services at its regular meetings. In addition, on an annual basis, in connection with its consideration of whether to renew the advisory agreement with the adviser, the Board meets with the adviser to review such services. Among other things, the Board regularly considers the adviser’s adherence to the funds’ investment restrictions and compliance with various fund policies and procedures and with applicable securities regulations. The Board also reviews information about the funds’ investments, including, for example, reports on the adviser’s use of derivatives in managing the funds, if any, as well as reports on the funds’ investments in other investment companies, if any.

The Trust’s Chief Compliance Officer reports regularly to the Board to review and discuss compliance issues and fund and adviser risk assessments. At least annually, the Trust’s Chief Compliance Officer provides the Board with a report reviewing the adequacy and effectiveness of the Trust’s policies and procedures and those of its service providers, including the adviser. The report addresses the operation of the policies and procedures of the Trust and each service provider since the date of the last report; any material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and any material compliance matters since the date of the last report.

The Board receives reports from the funds’ service providers regarding operational risks and risks related to the valuation and liquidity of portfolio securities. The Adviser makes regular reports to the Board concerning investments for which market quotations are not readily available. Annually, the independent registered public accounting firm reviews with the Audit Committee its audit of the funds’ financial statements, focusing on major areas of risk encountered by the funds and noting any significant deficiencies or material weaknesses in the funds’ internal controls. Additionally, in connection with its oversight function, the Board oversees fund management’s implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Trust in its periodic reports with the SEC are recorded, processed, summarized, and reported within the required time periods. The Board also oversees the Trust's internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Trust's financial reporting and the preparation of the Trust's financial statements.

From their review of these reports and discussions with the adviser, the Chief Compliance Officer, the independent registered public accounting firm and other service providers, the Board and the Audit Committee learn in detail about the material risks of the funds, thereby facilitating a dialogue about how management and service providers identify and mitigate those risks.

The Board recognizes that not all risks that may affect the funds can be identified and/or quantified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the funds’ goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information. Most of the funds’ investment management and business affairs are carried out by or through the funds’ adviser and other service providers, each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the funds’ and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board’s ability to monitor and manage risk, as a practical matter, is subject to limitations.

Members of the Board. There are seven members of the Board, five of whom are not interested persons of the Trust, as that term is defined in the 1940 Act (“independent Trustees”). Robert Nesher, an interested person of the Trust, serves as Chairman of the Board. Joseph T. Grause, Jr., an independent Trustee, serves as the lead independent Trustee. The Trust has determined its leadership structure is appropriate given the specific characteristics and circumstances of the Trust. The Trust made this determination in consideration of, among other things, the fact that the independent Trustees constitute more than two-thirds of the Board, the fact that the chairperson of each Committee of the Board is an independent Trustee, the amount of assets under management in the Trust, and the number of funds (and classes of shares) overseen by the Board. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the independent Trustees from fund management.

The Board has two standing committees: the Audit Committee and the Governance Committee. The Audit Committee and the Governance Committee are chaired by an independent Trustee and composed of all of the independent Trustees. In addition, the Board has a lead independent Trustee.

In his role as lead independent Trustee, Mr. Grause, among other things: (i) presides over Board meetings in the absence of the Chairman of the Board; (ii) presides over executive sessions of the independent Trustees; (iii) along with the Chairman of the Board, oversees the development of agendas for Board meetings; (iv) facilitates communication between the independent Trustees and management, and among the independent Trustees; (v) serves as a key point person for dealings between the independent Trustees and management; and (vi) has such other responsibilities as the Board or independent Trustees determine from time to time.

Set forth below are the names, years of birth, position with the Trust and length of time served, and principal occupations and other directorships held during at least the last five years of each of the persons currently serving as a Trustee. There is no stated term of office for the Trustees. Nevertheless, an independent Trustee must retire from the Board as of the end of the calendar year in which such independent Trustee first attains the age of seventy-five years; provided, however, that, an independent Trustee may continue to serve for one or more additional one calendar year terms after attaining the age of seventy-five years (each calendar year a “Waiver Term”) if, and only if, prior to the beginning of such Waiver Term: (1) the Governance Committee (a) meets to review the performance of the independent Trustee; (b) finds that the continued service of such independent Trustee is in the best interests of the Trust; and (c) unanimously approves excepting the independent Trustee from the general retirement policy set out above; and (2) a majority of the Trustees approves excepting the independent Trustee from the general retirement policy set out above. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456.

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in the Past 5 Years	Other Directorships Held in the Past 5 Years
Interested Trustees
Robert Nesher (Born: 1946)	Chairman of the Board of Trustees[1] (since 1991)

SEI employee 1974 to present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. President, Chief Executive Officer and Trustee of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Asset Allocation Trust, Adviser Managed Trust, New Covenant Funds, SEI Catholic Values Trust, SEI Exchange Traded Funds and SEI Alternative Income Fund. President and Director of SEI Structured Credit Fund, LP. Vice Chairman of Winton Series Trust to 2017. Vice Chairman of Winton Diversified Opportunities Fund (closed-end investment company), The Advisors’ Inner Circle Fund III, Gallery Trust, Schroder Series Trust and Schroder Global Series Trust to 2018.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, Frost Family of Funds, Catholic Responsible Investments Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Catholic Values Trust, SEI Exchange Traded Funds and SEI Alternative Income Fund. Director of SEI Structured Credit Fund, LP, SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments—Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC and SEI Global Nominee Ltd.

Former Directorships: Trustee of The KP Funds to 2022.

N. Jeffrey Klauder (Born: 1952)	Trustee[1] (since 2018)	Senior Advisor of SEI Investments since 2018. Executive Vice President and General Counsel of SEI Investments, 2004 to 2018.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and Catholic Responsible Investments Funds. Director of SEI Private Trust Company, SEI Global Fund Services Ltd., SEI Investments Global Limited, SEI Global Master Fund, SEI Global Investments Fund, SEI Global Assets Fund and SEI Investments - Guernsey Limited.

Former Directorships: Trustee of SEI Investments Management Corporation, SEI Trust Company, SEI Investments (South Africa), Limited and SEI Investments (Canada) Company to 2018. Trustee of The KP Funds to 2022.

Independent Trustees
Kathleen Gaffney (Born: 1961)	Trustee (since 2022)	Retired since 2019. Vice President and Portfolio Manager, Eaton Vance Management from 2012 to 2019.	Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and Catholic Responsible Investments Funds.
Joseph T. Grause, Jr. (Born: 1952)	Trustee (since 2011) Lead Independent Trustee (since 2018)

Self-Employed Consultant since 2012. Director of Endowments and Foundations, Morningstar Investment Management, Morningstar, Inc., 2010 to 2011. Director of International Consulting and Chief Executive Officer of Morningstar Associates Europe Limited, Morningstar, Inc., 2007 to 2010. Country Manager – Morningstar UK Limited, Morningstar, Inc., 2005 to 2007.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, Frost Family of Funds, and Catholic Responsible Investments Funds.

Former Directorships: Trustee of The KP Funds to 2022.

Robert Mulhall (Born: 1958)	Trustee (since 2019)	Partner, Ernst & Young LLP, from 1998 to 2018.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, Frost Family of Funds and Catholic Responsible Investments Funds.

Former Directorships: Trustee of Villanova University Alumni Board of Directors to 2018. Trustee of The KP Funds to 2022.

Bruce Speca (Born: 1956)	Trustee (since 2011)

Global Head of Asset Allocation, Manulife Asset Management (subsidiary of Manulife Financial), 2010 to 2011. Executive Vice President – Investment Management Services, John Hancock Financial Services (subsidiary of Manulife Financial), 2003 to 2010.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, Frost Family of Funds and Catholic Responsible Investments Funds.

Former Directorships: Trustee of The KP Funds to 2022. Director of Stone Harbor Investments Funds (8 Portfolios), Stone Harbor Emerging Markets Income Fund (closed-end fund) and Stone Harbor Emerging Markets Total Income Fund (closed-end fund) to 2022.

Monica Walker (Born: 1958)	Trustee (since 2022)

Retired. Private Investor since 2017. Co-Founder (1991-2017), Chairman and Chief Executive Officer (2009 to 2017) and Chief Investment Officer – Equity (2007 to 2017) of Holland Capital Management, LLC (Chicago).

Current Directorships: Trustee of The Advisors' Inner Circle Fund II, Bishop Street Funds and Catholic Responsible Investments Funds.

[1]	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.

Individual Trustee Qualifications

The Trust has concluded that each of the Trustees should serve on the Board because of their ability to review and understand information about the Fund provided to them by management, to identify and request other information they may deem relevant to the performance of their duties, to question management and other service providers regarding material factors bearing on the management and administration of the Fund, and to exercise their business judgment in a manner that serves the best interests of the Fund’s shareholders. The Trust has concluded that each of the Trustees should serve as a Trustee based on their own experience, qualifications, attributes and skills as described below.

The Trust has concluded that Mr. Nesher should serve as Trustee because of the experience he has gained in his various roles with SEI Investments, which he joined in 1974, his knowledge of and experience in the financial services industry, and the experience he has gained serving as a trustee of the Trust since 1991.

The Trust has concluded that Mr. Klauder should serve as Trustee because of the experience he has gained in his various roles with SEI Investments, which he joined in 2004, his knowledge of and experience in the financial services industry, and the experience he gained serving as a partner of a large law firm.

The Trust has concluded that Ms. Gaffney should serve as Trustee because of the experience she gained serving as a vice president and portfolio manager for a large asset management company, her experience in and knowledge of the asset management industry, and the experience she has gained serving in board and leadership positions in a variety of nonprofit and civic organizations.

The Trust has concluded that Mr. Grause should serve as Trustee because of the knowledge and experience he gained in a variety of leadership roles with different financial institutions, his knowledge of the mutual fund and investment management industries, his past experience as an interested trustee and chair of the investment committee for a multi-managed investment company, and the experience he has gained serving as a trustee of the Trust since 2011.

The Trust has concluded that Mr. Mulhall should serve as Trustee because of the knowledge and experience he gained in a variety of leadership roles with an audit firm and various financial services firms, his experience in and knowledge of the financial services industry, and his experience serving in a variety of leadership capacities for non-profit organizations.

The Trust has concluded that Mr. Speca should serve as Trustee because of the knowledge and experience he gained serving as president of a mutual fund company and portfolio manager for a $95 billion complex of asset allocation funds, his over 25 years of experience working in a management capacity with mutual fund boards, and the experience he has gained serving as a trustee of the Trust since 2011.

The Trust has concluded that Ms. Walker should serve as Trustee because of the experience she gained in a variety of leadership roles with an asset management company that she co-founded, her experience in and knowledge of the financial services industry, and the experience she has gained in various other corporate accounting, finance and investment roles.

In its periodic assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the funds.

Board Committees. The Board has established the following standing committees:

•

Audit Committee. The Board has a standing Audit Committee that is composed of each of the independent Trustees. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: (i) recommending which firm to engage as each fund’s independent registered public accounting firm and whether to terminate this relationship; (ii) reviewing the independent registered public accounting firm’s compensation, the proposed scope and terms of its engagement, and the firm’s independence; (iii) pre-approving audit and non-audit services provided by each fund’s independent registered public accounting firm to the Trust and certain other affiliated entities; (iv) serving as a channel of communication between the independent registered public accounting firm and the Trustees; (v) reviewing the results of each external audit, including any qualifications in the independent registered public accounting firm’s opinion, any related management letter, management’s responses to recommendations made by the independent registered public accounting firm in connection with the audit, reports submitted to the Committee by the internal auditing department of the Administrator that are material to the Trust as a whole, if any, and management’s responses to any such reports; (vi) reviewing each fund’s audited financial statements and considering any significant disputes between the Trust’s management and the independent registered public accounting firm that arose in connection with the preparation of those financial statements; (vii) considering, in consultation with the independent registered public accounting firm and the Trust’s senior internal accounting executive, if any, the independent registered public accounting firms’ reports on the adequacy of the Trust’s internal financial controls; (viii) reviewing, in consultation with each fund’s independent registered public accounting firm, major changes regarding auditing and accounting principles and practices to be followed when preparing each fund’s financial statements; and (ix) other audit related matters. Ms. Gaffney, Mr. Grause, Mr. Mulhall, Mr. Speca and Ms. Walker currently serve as members of the Audit Committee. Mr. Mulhall serves as the Chairman of the Audit Committee. The Audit Committee meets periodically, as necessary, and met four (4) times during the most recently completed fiscal year.

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Governance Committee. The Board has a standing Governance Committee (formerly the Nominating Committee) that is composed of each of the independent Trustees. The Governance Committee operates under a written charter approved by the Board. The principal responsibilities of the Governance Committee include: (i) considering and reviewing Board governance and compensation issues; (ii) conducting a self-assessment of the Board’s operations; (iii) selecting and nominating all persons to serve as independent Trustees; and (iv) reviewing shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Trust’s office. Ms. Gaffney, Mr. Grause, Mr. Mulhall, Mr. Speca and Ms. Walker currently serve as members of the Governance Committee. Mr. Speca serves as the Chairman of the Governance Committee. The Governance Committee meets periodically, as necessary, and met one (1) time during the most recently completed fiscal year.

Fund Shares Owned by Board Members. The following table shows the dollar amount range of each Trustee’s “beneficial ownership” of shares of the Fund as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act. The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust.

Name	Dollar Range of Fund Shares (Fund)[1]	Aggregate Dollar Range of Shares (All Funds in the Family of Investment Companies)[1,2]
Interested Trustees
Nesher	[None]	[None]
Klauder	[None]	[None]
Independent Trustees
Gaffney	[None]	[None]
Grause	[None]	[None]
Mulhall	[None]	[None]
Speca	[None]	[None]
Walker	[None]	[None]

1	Valuation date is [DATE].

2	The Fund and the Sands Capital Global Growth Fund are the only funds in the family of investment companies.

Board Compensation. The Trust paid the following fees to the Trustees during the Fund’s most recently completed fiscal year.

Name	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Trust and Fund Complex[1]
Interested Trustees
Nesher	$0	N/A	N/A	$0 for service on one (1) board
Klauder	$0	N/A	N/A	$0 for service on one (1) board
Independent Trustees
Gaffney	$[XX]	N/A	N/A	$[XX] for service on one (1) board
Grause	$[XX]	N/A	N/A	$[XX] for service on one (1) board
Mulhall	$[XX]	N/A	N/A	$[XX] for service on one (1) board
Speca	$[XX]	N/A	N/A	$[XX] for service on one (1) board
Walker	$[XX]	N/A	N/A	$[XX] for service on one (1) board

[1]	All funds in the Fund Complex are series of the Trust.

Trust Officers. Set forth below are the names, years of birth, position with the Trust and length of time served, and principal occupations for the last five years of each of the persons currently serving as executive officers of the Trust. There is no stated term of office for officers of the Trust. Unless otherwise noted, the business address of each officer is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456. The Chief Compliance Officer is the only officer who receives compensation from the Trust for his services.

Certain officers of the Trust also serve as officers of one or more mutual funds for which SEI Investments or its affiliates act as investment manager, administrator or distributor.

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in Past 5 Years
Michael Beattie (Born: 1965)	President (since 2011)	Managing Director, SEI Investments, since 2021. Director of Client Service, SEI Investments, from 2004 to 2021.
John Bourgeois (Born: 1973)	Assistant Treasurer (since 2017)	Fund Accounting Manager, SEI Investments, since 2000.
Eric C. Griffith (Born: 1969)	Vice President and Assistant Secretary (since 2019)	Counsel at SEI Investments since 2019. Vice President and Assistant General Counsel, JPMorgan Chase & Co., from 2012 to 2018.
Matthew M. Maher (Born: 1975)	Vice President (since 2018) Secretary (since 2020)

Counsel at SEI Investments since 2018. Attorney, Blank Rome LLP, from 2015 to 2018. Assistant Counsel & Vice President, Bank of New York Mellon, from 2013 to 2014. Attorney, Dilworth Paxson LLP, from 2006 to 2013.

Andrew Metzger (Born: 1980)	Treasurer, Controller and Chief Financial Officer (since 2021)	Director of Fund Accounting, SEI Investments, since 2020. Senior Director, Embark, from 2019 to 2020. Senior Manager, PricewaterhouseCoopers LLP, from 2002 to 2019.
Marci M. Morgan (Born: 1971)	Anti-Money Laundering Compliance Officer and Privacy Officer (since 2025)

Director of Anti-Money Laundering Compliance at SEI Investments since May 2025. Director of Global Due Diligence at SEI Investments from October 2023 to May 2025. Vice President of Regulatory Management at BNY Mellon Investment Servicing (formerly PNC Global Investment Servicing) from December 2001 to January 2006 and from April 2010 to February 2023

Robert Morrow (Born: 1968)	Vice President (since 2017)	Account Manager, SEI Investments, since 2007.

Stephen F. Panner (Born: 1970)	Chief Compliance Officer (since 2022)

Chief Compliance Officer of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Catholic Values Trust, SEI Exchange Traded Funds, SEI Structured Credit Fund LP, The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, The Advisors’ Inner Circle Fund III, Bishop Street Funds, Frost Family of Funds, Gallery Trust, Wilshire Private Assets Master Fund, Wilshire Private Assets Fund and Catholic Responsible Investments Funds since September 2022. Chief Compliance Officer of SEI Alternative Income Fund since May 2023. Chief Compliance Officer of Symmetry Panoramic Trust since December 2023. Fund Compliance Officer of SEI Investments Company from February 2011 to September 2022. Fund Accounting Director and CFO and Controller for the SEI Funds from July 2005 to February 2011.

Alexander F. Smith (Born: 1977)	Vice President and Assistant Secretary (since 2020)	Counsel at SEI Investments since 2020. Associate Counsel & Manager, Vanguard, 2012 to 2020. Attorney, Stradley Ronon Stevens & Young, LLP, 2008 to 2012.

BOOK ENTRY ONLY SYSTEM

Depository Trust Company (“DTC”) acts as securities depositary for the Fund’s shares. Shares of the Fund are represented by securities registered in the name of DTC or its nominee, Cede & Co., and deposited with, or on behalf of, DTC. Except in limited circumstances set forth below, certificates will not be issued for shares.

DTC is a limited-purpose trust company that was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the NYSE and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers, and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

Beneficial ownership of shares of the Fund is limited to DTC Participants, Indirect Participants, and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares of the Fund (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of shares of the Fund. The Trust recognizes DTC or its nominee as the record owner of all shares of the Fund for all purposes. Beneficial Owners of shares of the Fund are not entitled to have such shares registered in their names, and will not receive or be entitled to physical delivery of share certificates. Each Beneficial Owner must rely on the procedures of DTC and any DTC Participant and/or Indirect Participant through which such Beneficial Owner holds its interests, to exercise any rights of a holder of shares of the Fund.

Conveyance of all notices, statements, and other communications to Beneficial Owners is effected as follows. DTC will make available to the Trust upon request and for a fee a listing of shares of the Fund held by each DTC Participant. The Trust shall obtain from each such DTC Participant the number of Beneficial Owners holding shares of the Fund, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement, or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all shares of the Fund. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in the Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares of the Fund held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in the Fund’s shares, or for maintaining, supervising, or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may determine to discontinue providing its service with respect to the Fund at any time by giving reasonable notice to the Fund and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Fund shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such replacement is unavailable, to issue and deliver printed certificates representing ownership of shares of the Fund, unless the Trust makes other arrangements with respect thereto satisfactory to the Exchange.

PURCHASE AND REDEMPTION OF SHARES IN CREATION UNITS

The Fund issues and redeems its shares on a continuous basis, at NAV, only in a large, specified number of shares called a “Creation Unit,” either principally in-kind for securities or in cash for the value of such securities. The NAV of the Fund’s shares is determined once each business day, as described below under “Determination of Net Asset Value.” The Creation Unit size may change. Authorized Participants will be notified of such change.

Custom Baskets. The basket is generally representative of the Fund’s portfolio, and together with a cash balancing amount, is equal to the NAV of the Fund shares comprising the Creation Unit. However, Rule 6c-11 under the 1940 Act permits the Fund to utilize “custom baskets” provided the conditions of the rule are met. Rule 6c-11 defines “custom baskets” to include two categories of baskets. First, a basket containing a non-representative selection of the ETF’s portfolio holdings would constitute a custom basket. These types of custom baskets include, but are not limited to, baskets that do not reflect: (i) a pro rata representation of the Fund’s portfolio holdings; (ii) a representative sampling of the Fund’s portfolio holdings; or (iii) changes due to a rebalancing or reconstitution of the Fund’s securities market index, if applicable. Second, if different baskets are used in transactions on the same business day (as defined below), each basket after the initial basket would constitute a custom basket. For example, if the Fund exchanges a basket with either the same or another Authorized Participant that reflects a representative sampling that differs from the initial basket, that basket (and any such subsequent baskets) would be a custom basket. Similarly, if the Fund substitutes cash in lieu of a portion of basket assets for a single Authorized Participant, that basket would be a custom basket.

Purchase (Creation). The Trust issues and sells shares of the Fund only: (i) in Creation Units on a continuous basis through the Distributor, without a sales load (but subject to transaction fees), at their NAV per share next determined after receipt of an order, on any business day, in proper form pursuant to the terms of the Authorized Participant Agreement (“Participant Agreement”); or (ii) pursuant to the dividend reinvestment service (discussed below). The Fund will not issue fractional Creation Units. A business day is, generally, any day on which the Exchange is open for business.

Fund Deposit. The consideration for purchase of a Creation Unit of the Fund generally consists of either (i) the in-kind deposit of a designated portfolio of securities (the “Deposit Securities”) per each Creation Unit, and the Cash Component (defined below), computed as described below, or (ii) the cash value of the Deposit Securities (“Deposit Cash”) and the Cash Component. When accepting purchases of Creation Units for cash, the Fund may incur additional costs associated with the acquisition of Deposit Securities that would otherwise be provided by an in-kind purchaser. These additional costs may be recoverable from the purchaser of Creation Units.

Together, the Deposit Securities or Deposit Cash, as applicable, and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of the Fund. The “Cash Component” is an amount equal to the difference between the NAV of the shares of the Fund (per Creation Unit) and the market value of the Deposit Securities or Deposit Cash, as applicable. If the Cash Component is a positive number (i.e., the NAV per Creation Unit exceeds the market value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such positive amount. If the Cash Component is a negative number (i.e., the NAV per Creation Unit is less than the market value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such negative amount and the creator will be entitled to receive cash in an amount equal to the Cash Component. The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit and the market value of the Deposit Securities or Deposit Cash, as applicable. Computation of the Cash Component excludes any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities, if applicable, which shall be the sole responsibility of the Authorized Participant (as defined below).

The Fund, through National Securities Clearing Corporation (“NSCC”), makes available on each business day, prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time), the list of the names and the required number of shares of each Deposit Security or the required amount of Deposit Cash, as applicable, to be included in the current Fund Deposit (based on information at the end of the previous business day) for the Fund. Such Fund Deposit is subject to any applicable adjustments as described below, in order to effect purchases of Creation Units of the Fund until such time as the next-announced composition of the Deposit Securities or the required amount of Deposit Cash, as applicable, is made available.

The identity and number of shares of the Deposit Securities or the amount of Deposit Cash, as applicable, required for the Fund Deposit for the Fund changes as rebalancing adjustments and corporate action events are reflected from time to time by the Adviser with a view to the investment objective of the Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the component securities of the index the performance of which the Fund seeks to track, if applicable.

The Trust reserves the right to permit or require the substitution of Deposit Cash to replace any Deposit Security, which shall be added to the Cash Component, including, without limitation, in situations where the Deposit Security: (i) may not be available in sufficient quantity for delivery; (ii) may not be eligible for transfer through the systems of DTC for corporate securities and municipal securities or the Federal Reserve System for U.S. Treasury securities; (iii) may not be eligible for trading by an Authorized Participant (as defined below) or the investor for which it is acting; (iv) would be restricted under the securities laws or where the delivery of the Deposit Security to the Authorized Participant would result in the disposition of the Deposit Security by the Authorized Participant becoming restricted under the securities laws; or (v) in certain other situations (collectively, “custom orders”). The Trust also reserves the right to (i) permit or require the substitution of Deposit Securities in lieu of Deposit Cash; and (ii) include or remove Deposit Securities from the basket in anticipation of or implementation of rebalancing changes in the index the performance of which the Fund seeks to track, if applicable. The adjustments described above will reflect changes, known to the Adviser on the date of announcement to be in effect by the time of delivery of a Fund Deposit, in the composition of the index the performance of which the Fund seeks to track, if applicable, or resulting from certain corporate actions.

Cash Purchase Method. The Trust may at its discretion permit full or partial cash purchases of Creation Units of the Fund. When full or partial cash purchases of Creation Units are available or specified for the Fund, they will be effected in essentially the same manner as in-kind purchases thereof. In the case of a full or partial cash purchase, the Authorized Participant must pay the cash equivalent of the Deposit Securities it would otherwise be required to provide through an in-kind purchase, plus the same Cash Component required to be paid by an in-kind purchaser together with a creation transaction fee and non-standard charges, as may be applicable.

Procedures for Purchase of Creation Units. To be eligible to place orders with the Distributor to purchase a Creation Unit of the Fund, an entity must be (i) a “Participating Party”, i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”), a clearing agency that is registered with the SEC; or (ii) a DTC Participant (see “BOOK ENTRY ONLY SYSTEM”). In addition, each Participating Party or DTC Participant (each, an “Authorized Participant”) must execute a Participant Agreement that has been agreed to by the Distributor, and that has been accepted by the Transfer Agent and the Trust, with respect to purchases and redemptions of Creation Units. Each Authorized Participant will agree, pursuant to the terms of a Participant Agreement, on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that it will pay to the Trust, an amount of cash sufficient to pay the Cash Component together with the creation transaction fee and any other applicable fees, taxes, and additional variable charges. The Adviser may retain all or a portion of the creation transaction fee to the extent the Adviser bears the expenses that otherwise would be borne by the Trust in connection with the purchase of a Creation Unit, which the creation transaction fee is designed to cover.

All orders to purchase shares directly from the Fund, including custom orders, must be placed for one or more Creation Units in the manner and by the time set forth in the Participant Agreement and/or applicable order form. The date on which an order to purchase Creation Units (or an order to redeem Creation Units, as set forth below) is received and accepted is referred to as the “Order Placement Date.”

An Authorized Participant may require an investor to make certain representations or enter into agreements with respect to the order (e.g., to provide for payments of cash, when required). Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to purchase shares directly from the Fund in Creation Units have to be placed by the investor’s broker through an Authorized Participant that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement and only a small number of such Authorized Participants may have international capabilities.

On days when the Exchange closes earlier than normal, the Fund may require orders to create Creation Units to be placed earlier in the day. In addition, if a market or markets on which the Fund’s investments are primarily traded is closed, the Fund also will generally not accept orders on such day(s). Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement and in accordance with the AP Handbook or applicable order form. The Distributor will notify the Custodian of such order. The Custodian will then provide such information to the appropriate local sub-custodian(s). Those placing orders through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order to the Distributor by the applicable cut-off time on such business day. Economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Distributor or an Authorized Participant.

Fund Deposits must be delivered by an Authorized Participant through the Federal Reserve System (for cash and U.S. government securities) or through DTC (for corporate securities), through a subcustody agent (for foreign securities) and/or through such other arrangements allowed by the Trust or its agents. With respect to foreign Deposit Securities, the Custodian shall cause the subcustodian of the Fund to maintain an account into which the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, such Deposit Securities (or Deposit Cash for all or a part of such securities, as permitted or required), with any appropriate adjustments as advised by the Trust. Foreign Deposit Securities must be delivered to an account maintained at the applicable local subcustodian. The Fund Deposit transfer must be ordered by the Authorized Participant in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities or Deposit Cash, as applicable, to the account of the Fund or its agents by no later than the Settlement Date. The “Settlement Date” for the Fund is generally the second business day after the

Order Placement Date. All questions as to the number of Deposit Securities or Deposit Cash to be delivered, as applicable, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities or cash, as applicable, will be determined by the Trust, whose determination shall be final and binding. The amount of cash represented by the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian no later than the Settlement Date. If the Cash Component and the Deposit Securities or Deposit Cash, as applicable, are not received by the Custodian in a timely manner by the Settlement Date, the creation order may be cancelled and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. Upon written notice to the Distributor, such canceled order may be resubmitted the following business day using the Fund Deposit as newly constituted to reflect the then current NAV of the Fund.

The order shall be deemed to be received on the business day on which the order is placed provided that the order is placed in proper form prior to the applicable cut-off time and the federal funds in the appropriate amount are deposited by 2:00 p.m., Eastern Time, with the Custodian on the Settlement Date. If the order is not placed in proper form as required, or federal funds in the appropriate amount are not received by 2:00 p.m. Eastern Time on the Settlement Date, then the order may be deemed to be rejected and the Authorized Participant shall be liable to the applicable Fund for losses, if any, resulting therefrom. A creation request is considered to be in “proper form” if all procedures set forth in the Participant Agreement, AP Handbook, order form, and this SAI are properly followed.

Issuance of a Creation Unit. Except as provided herein, Creation Units will not be issued until the transfer of good title to the Trust of the Deposit Securities or payment of Deposit Cash, as applicable, and the payment of the Cash Component have been completed. When the subcustodian has confirmed to the Custodian that the required Deposit Securities (or the cash value thereof) have been delivered to the account of the relevant subcustodian or subcustodians, the Distributor and the Adviser shall be notified of such delivery, and the Trust will issue and cause the delivery of the Creation Units. The delivery of Creation Units so created generally will occur no later than the second business day following the day on which the purchase order is deemed received by the Distributor. However, the Fund reserves the right to settle Creation Unit transactions on a basis other than the second business day following the day on which the purchase order is deemed received by the Distributor in order to accommodate foreign market holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates (that is the last day the holder of a security can sell the security and still receive dividends payable on the security), and in certain other circumstances. The Authorized Participant shall be liable to the Fund for losses, if any, resulting from unsettled orders.

Creation Units may be purchased in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of the shares of the Fund on the date the order is placed in proper form since in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) an additional amount of cash equal to a percentage of the market value as set forth in the Participant Agreement, of the undelivered Deposit Securities (the “Additional Cash Deposit”), which shall be maintained in a separate non-interest bearing collateral account. The Authorized Participant must deposit with the Custodian the Additional Cash Deposit, as applicable, by the time set forth in the Participant Agreement on the Settlement Date. If the Fund or its agents do not receive the Additional Cash Deposit in the appropriate amount, by such time, then the order may be deemed rejected and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to the applicable percentage, as set forth in the Participant Agreement, of the daily marked to market value of the missing Deposit Securities. The Trust may use such Additional Cash Deposit to buy the missing Deposit

Securities at any time. Authorized Participants will be liable to the Trust for all costs, expenses, dividends, income, and taxes associated with missing Deposit Securities, including the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the value of such Deposit Securities on the day the purchase order was deemed received by the Distributor plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by the Trust and deposited into the Trust. In addition, a creation transaction fee as set forth below under “Creation Transaction Fee” may be charged and an additional variable charge may also apply. The delivery of Creation Units so created generally will occur no later than the Settlement Date.

Acceptance of Orders of Creation Units. The Trust reserves the right to reject an order for Creation Units in respect of the Fund at its discretion, including, without limitation, if (a) the order is not in proper form or the Deposit Securities delivered do not consist of the securities that the Custodian specified; (b) the Deposit Securities or Deposit Cash, as applicable, delivered by the Participant are not as disseminated through the facilities of the NSCC for that date by the Custodian; (c) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of the Fund; (d) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (e) the acceptance or receipt of the order for a Creation Unit would, in the opinion of counsel to the Trust, be unlawful; or (f) in the event that circumstances outside the control of the Trust, the Custodian, the Transfer Agent, the Distributor and/or the Adviser make it for all practical purposes not feasible to process orders for Creation Units.

Examples of circumstances outside the control of the foregoing Fund stakeholders include acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Distributor, the Custodian, a sub-custodian, the Transfer Agent, the Adviser, DTC, NSCC, Federal Reserve System, or any other participant in the creation process, and other extraordinary events. The Distributor shall communicate to the Authorized Participant its rejection of the order. The Trust, the Transfer Agent, the Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall either of them incur any liability for the failure to give any such notification. The Trust, the Transfer Agent, the Custodian and the Distributor shall not be liable for the rejection of any purchase order for Creation Units. Given the importance of the ongoing issuance of Creation Units to maintaining a market price that is at or close to the underlying net asset value of the Fund, the Trust is not intending to suspend acceptance of orders for Creation Units.

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.

Creation Transaction Fee. A fixed purchase (i.e., creation) transaction fee may be imposed for the transfer and other transaction costs associated with the purchase of Creation Units (“Creation Order Costs”). The standard creation transaction fee for the Fund, regardless of the number of Creation Units created in the transaction, is set forth in the table below.

Fund	Creation Transaction Fee
Sands Capital AI ETF	[$XX]

The Fund may adjust the creation transaction fee from time to time. The creation transaction fee may be waived on certain orders if the Custodian has determined to waive some or all of the Creation Order Costs associated with the order or another party, such as the Adviser, has agreed to pay such fee.

In addition, a variable fee may be imposed for cash purchases, non-standard orders, or partial cash purchases of Creation Units. The variable fee is primarily designed to cover non-standard charges, e.g., brokerage, taxes, foreign exchange, execution, market impact, and other costs and expenses, related to the execution of trades resulting from such transaction. In all cases, such fees will be limited in accordance with the requirements of the SEC applicable to management investment companies offering redeemable securities. The Fund may determine not to charge a variable fee on certain orders when the Adviser has determined that doing so is in the best interests of Fund shareholders (e.g., for creation orders that facilitate the rebalance of the Fund’s portfolio in a more efficient manner than could have been achieved without such order).

Investors who use the services of an Authorized Participant, broker or other such intermediary may be charged a fee for such services which may include an amount for the creation transaction fee and non-standard charges. Investors are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust. The Adviser may retain all or a portion of the transaction fee to the extent the Adviser bears the expenses that otherwise would be borne by the Trust in connection with the issuance of a Creation Unit, which the transaction fee is designed to cover.

Risks of Purchasing Creation Units. There are certain legal risks unique to investors purchasing Creation Units directly from the Fund. Because the Fund’s shares may be issued on an ongoing basis, a “distribution” of shares could be occurring at any time. Certain activities that a shareholder performs as a dealer could, depending on the circumstances, result in the shareholder being deemed a participant in the distribution in a manner that could render the shareholder a statutory underwriter and subject to the prospectus delivery and liability provisions of the 1933 Act. For example, a shareholder could be deemed a statutory underwriter if it purchases Creation Units from the Fund, breaks them down into the constituent shares, and sells those shares directly to customers, or if a shareholder chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary-market demand for shares. Whether a person is an underwriter depends upon all of the facts and circumstances pertaining to that person’s activities, and the examples mentioned here should not be considered a complete description of all the activities that could cause you to be deemed an underwriter.

Dealers who are not “underwriters” but are participating in a distribution (as opposed to engaging in ordinary secondary-market transactions), and thus dealing with the Fund’s shares as part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the 1933 Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the 1933 Act.

Redemption. Shares of the Fund may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Fund through the Transfer Agent and only on a business day. EXCEPT UPON LIQUIDATION OF THE FUND, THE TRUST WILL NOT REDEEM SHARES IN AMOUNTS LESS THAN CREATION UNITS. Investors must accumulate enough shares of the Fund in the secondary market to constitute a Creation Unit in order to have such shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of shares to constitute a redeemable Creation Unit.

With respect to the Fund, the Custodian, through the NSCC, makes available prior to the opening of business on the Exchange (currently 9:30 a.m. Eastern Time) on each business day, the list of the names and share quantities of the Fund’s portfolio securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day (“Fund Securities”). Fund Securities received on redemption may not be identical to Deposit Securities.

Redemption proceeds for a Creation Unit are paid either in-kind or in cash, or combination thereof, as determined by the Trust. With respect to in-kind redemptions of the Fund, redemption proceeds for a Creation Unit will consist of Fund Securities - as announced by the Custodian on the business day of the request for redemption received in proper form plus cash in an amount equal to the difference between the NAV of the shares of the Fund being redeemed, as next determined after a receipt of a request in proper form, and the value of Fund Securities (the “Cash Redemption Amount”), less any fixed redemption transaction fee as set forth below and any applicable additional variable charge as set forth below. In the event that the Fund’s securities have a value greater than the NAV of the shares of the Fund, a compensating cash payment equal to the differential is required to be made by or through an Authorized Participant by the redeeming shareholder. Notwithstanding the foregoing, at the Trust’s discretion, an Authorized Participant may receive the corresponding cash value of the securities in lieu of the in-kind securities value representing one or more Fund Securities.

Cash Redemption Method. Although the Trust does not ordinarily permit full or partial cash redemptions of Creation Units of the Fund, when full or partial cash redemptions of Creation Units are available or specified for the Fund, they will be effected in essentially the same manner as in-kind redemptions thereof. In the case of full or partial cash redemptions, the Authorized Participant receives the cash equivalent of the Fund Securities it would otherwise receive through an in-kind redemption, plus the same Cash Redemption Amount to be paid to an in-kind redeemer.

Redemption Transaction Fee. A fixed redemption transaction fee may be imposed for the transfer and other transaction costs associated with the redemption of Creation Units (“Redemption Order Costs”). The standard redemption transaction fee for the Fund, regardless of the number of Creation Units redeemed in the transaction, is set forth in the table below.

Fund	Redemption Transaction Fee
Sands Capital AI ETF	[$XX]

The Fund may adjust the redemption transaction fee from time to time. The redemption transaction fee may be waived on certain orders if the Custodian has determined to waive some or all of the Redemption Order Costs associated with the order or another party, such as the Adviser, has agreed to pay such fee.

In addition, a variable fee, payable to the Fund, may be imposed for cash redemptions, non-standard orders, or partial cash redemptions for the Fund. The variable fee is primarily designed to cover non-standard charges (e.g., brokerage, taxes, foreign exchange, execution, market impact, and other costs and expenses, related to the execution of trades resulting from such transaction). In all cases, such fees will be limited in accordance with the requirements of the SEC applicable to management investment companies offering redeemable securities. The Fund may determine not to charge a variable fee on certain orders when the Adviser has determined that doing so is in the best interests of Fund shareholders (e.g., for redemption orders that facilitate the rebalance of the Fund’s portfolio in a more tax efficient manner than could be achieved without such order).

Investors who use the services of an Authorized Participant, broker or other such intermediary may be charged a fee for such services, which may include an amount for the redemption transaction fees and non-standard charges. Investors are responsible for the costs of transferring the securities constituting the Fund Securities to the account of the Trust. The non-standard charges are payable to the Fund as it incurs costs in connection with the redemption of Creation Units, the receipt of Fund Securities and the Cash Redemption Amount and other transactions costs. The Adviser may retain all or a portion of the redemption transaction fee to the extent the Adviser bears the expenses that otherwise would be borne by the Trust in connection with the redemption of a Creation Unit, which the redemption transaction fee is designed to cover.

Procedures for Redemption of Creation Units. Orders to redeem Creation Units must be submitted in proper form to the Transfer Agent prior to the time as set forth in the Participant Agreement. A redemption request is considered to be in “proper form” if (i) an Authorized Participant has transferred or caused to be transferred to the Trust’s Transfer Agent the Creation Unit(s) being redeemed through the book-entry system of DTC so as to be effective by the time as set forth in the Participant Agreement and (ii) a request in form satisfactory to the Trust is received by the Transfer Agent from the Authorized Participant on behalf of itself or another redeeming investor within the time periods specified in the Participant Agreement. If the Transfer Agent does not receive the investor’s shares of the Fund through DTC’s facilities by the times and pursuant to the other terms and conditions set forth in the Participant Agreement, the redemption request shall be rejected, unless, to the extent contemplated by the Participant Agreement, collateral is posted in an amount equal to a percentage of the value of the missing shares of that Fund as specified in the Participant Agreement (and marked to market daily).

The Authorized Participant must transmit the request for redemption, in the form required by the Trust, to the Transfer Agent in accordance with procedures set forth in the Participant Agreement. Investors should be aware that their particular broker may not have executed a Participant Agreement, and that, therefore, requests to redeem Creation Units may have to be placed by the investor’s broker through an Authorized Participant who has executed a Participant Agreement. Investors making a redemption request should be aware that such request must be in the form specified by such Authorized Participant. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an Authorized Participant and transfer of the shares of the Fund to the Trust’s Transfer Agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not Authorized Participants.

Additional Redemption Procedures. In connection with taking delivery of shares of Fund Securities upon redemption of Creation Units, a redeeming shareholder or Authorized Participant acting on behalf of such shareholder must maintain appropriate custody arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the Fund’s securities are customarily traded, to which account such Fund Securities will be delivered. Deliveries of redemption proceeds generally will be made within two business days of the trade date. However, due to the schedule of holidays in certain countries, the different treatment among foreign and U.S. markets of dividend record dates and dividend ex-dates (that is the last date the holder of a security can sell the security and still receive dividends payable on the security sold), and in certain other circumstances, the delivery of in-kind redemption proceeds may take longer than two business days after the day on which the redemption request is received in proper form. If neither the redeeming shareholder nor the Authorized Participant acting on behalf of such redeeming shareholder has appropriate arrangements to take delivery of the Fund Securities in the applicable foreign jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of the Fund Securities in such jurisdiction, the Trust may, in its discretion, exercise its option to redeem such shares in cash, and the redeeming shareholders will be required to receive redemption proceeds in cash.

If it is not possible to effect deliveries of the Fund Securities, the Trust may in its discretion exercise its option to redeem such shares in cash, and the redeeming investor will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that the Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its shares based on the NAV of shares of the Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Trust’s brokerage and other transaction costs associated with the disposition of Fund Securities). The Fund also may, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities but does not differ in

NAV.

Pursuant to the Participant Agreement, an Authorized Participant submitting a redemption request is deemed to make certain representations to the Trust regarding the Authorized Participant’s ability to tender for redemption the requisite number of shares of the Fund. The Trust reserves the right to verify these representations at its discretion, but will typically require verification with respect to a redemption request from the Fund in connection with higher levels of redemption activity and/or short interest in the Fund. If the Authorized Participant, upon receipt of a verification request, does not provide sufficient verification of its representations as determined by the Trust, the redemption request will not be considered to have been received in proper form and may be rejected by the Trust.

Redemptions of shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Fund Securities applicable to the redemption of Creation Units may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming investor of the shares of the Fund to complete an order form or to enter into agreements with respect to such matters as compensating cash payment. Further, an Authorized Participant that is not a “qualified institutional buyer,” (“QIB”) as such term is defined under Rule 144A of the 1933 Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A. An Authorized Participant may be required by the Trust to provide a written confirmation with respect to QIB status in order to receive Fund Securities.

Because the portfolio securities of the Fund may trade on the relevant exchange(s) on days that the Exchange is closed or are otherwise not business days for the Fund, shareholders may not be able to redeem their shares, or to purchase or sell shares on the Exchange, on days when the NAV of the Fund could be significantly affected by events in the relevant foreign markets.

The right of redemption may be suspended or the date of payment postponed with respect to the Fund (1) for any period during which the New York Stock Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the New York Stock Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the securities owned by the Fund or determination of the NAV of the shares is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

DETERMINATION OF NET ASSET VALUE

General Policy. The Fund adheres to Section 2(a)(41), and Rules 2a-4 and 2a-5 thereunder, of the 1940 Act with respect to the valuation of portfolio securities. In general, securities for which market quotations are readily available are valued at current market value, and all other securities are valued at fair value by the Adviser in good faith, and subject to the oversight of the Board. In complying with the 1940 Act, the Trust relies on guidance provided by the SEC and by the SEC staff in various interpretive letters and other guidance.

Equity Securities. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 p.m. Eastern Time if such exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If such prices are not available or determined to not represent the fair value of the security as of the Fund’s pricing time, the security will be valued at fair value as determined in good faith by the Adviser, subject to Board oversight.

Money Market Securities and other Debt Securities. If available, money market securities and other debt securities are priced based upon valuations provided by recognized independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. Money market securities and other debt securities with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. If such prices are not available or determined to not represent the fair value of the security as of the Fund’s pricing time, the security will be valued at fair value as determined in good faith by the Adviser, subject to Board oversight.

Foreign Securities. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Exchange rates are provided daily by recognized independent pricing agents.

Derivatives and Other Complex Securities. Exchange traded options on securities and indices purchased by the Fund generally are valued at their last trade price or, if there is no last trade price, the last bid price. Exchange traded options on securities and indices written by the Fund generally are valued at their last trade price or, if there is no last trade price, the last asked price. In the case of options traded in the over-the-counter market, if the OTC option is also an exchange traded option, the Fund will follow the rules regarding the valuation of exchange traded options. If the OTC option is not also an exchange traded option, the security will be valued at fair value as determined in good faith by the Adviser, subject to Board oversight.

Futures and swaps cleared through a central clearing house (“centrally cleared swaps”) are valued at the settlement price established each day by the board of the exchange on which they are traded. The daily settlement prices for financial futures are provided by an independent source. On days when there is excessive volume or market volatility, or the future or centrally cleared swap does not end trading by the time the Fund calculates NAV, the settlement price may not be available at the time at which the Fund calculates its NAV. On such days, the best available price (which is typically the last sales price) may be used to value the Fund’s futures or centrally cleared swaps position.

Foreign currency forward contracts are valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s spot rate, and the thirty, sixty, ninety and one-hundred eighty day forward rates provided by an independent source.

If available, non-centrally cleared swaps, collateralized debt obligations, collateralized loan obligations and bank loans are priced based on valuations provided by an independent third party pricing agent. If a price is not available from an independent third party pricing agent, the security will be valued at fair value as determined in good faith by the Adviser, subject to Board oversight.

Use of Third-Party Independent Pricing Services. Pursuant to contracts with the Administrator, prices for most securities held by the Fund with readily available market quotations are provided by third-party independent pricing agents. The valuations for these securities are reviewed by the Administrator. In accordance with the Adviser’s Valuation Procedures, the Adviser may also use third-party independent pricing agents (reviewed and approved by the Adviser) to fair value certain securities without readily available market quotations (or where market quotations are unreliable).

Fair Value Procedures. Securities for which market prices are not “readily available” or which cannot be valued using the methodologies described above are valued in accordance with Fair Value Procedures established by the Adviser and implemented through the Adviser's Committee. In establishing a fair value for an investment, the Adviser will use valuation methodologies established by the Adviser and may consider inputs and methodologies provided by, among others, third-party independent pricing agents, independent broker dealers and/or the Adviser’s own personnel (including investment personnel).

Some of the more common reasons that may necessitate a security being valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; trading of the security is subject to local government-imposed restrictions; or a significant event with respect to a security has occurred after the close of the market or exchange on which the security principally trades and before the time the Fund calculates NAV. When a security is valued in accordance with the Fair Value Procedures, the Adviser's Valuation Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

TAXES

The following is only a summary of certain additional U.S. federal income tax considerations generally affecting the Fund and its shareholders that is intended to supplement the discussion contained in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning. In particular, it does not address investors subject to special rules, such as investors who hold shares through an individual retirement account (“IRA”), 401(k) or other tax-advantaged accounts. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations, including their state, local, and foreign tax liabilities.

The following general discussion of certain federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the “Code”), and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Qualification as a Regulated Investment Company. The Fund has elected and intends to continue to qualify to be treated as a regulated investment company (“RIC”). By following such a policy, the Fund expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject. If the Fund qualifies as a RIC, it will generally not be subject to federal income taxes on the net investment income and net realized capital gains that the Fund timely distributes to its shareholders. The Board reserves the right not to maintain the qualification of the Fund as a RIC if it determines such course of action to be beneficial to shareholders.

In order to qualify as a RIC under the Code, the Fund must distribute annually to its shareholders at least 90% of its net investment income (which, includes dividends, taxable interest, and the excess of net short-term capital gains over net long-term capital losses, less operating expenses) and at least 90% of its net tax-exempt interest income, for each tax year, if any (the “Distribution Requirement”) and also must meet certain additional requirements. Among these requirements are the following: (i) at least 90% of the Fund’s gross income each taxable year must be derived from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities, or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies, and net income derived from an interest in a qualified publicly traded partnership (the “Qualifying Income Test”); and (ii) at the close of each quarter of the Fund’s taxable year: (A) at least 50% of the value of the Fund’s total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and that does not represent more than 10% of the outstanding voting securities of such issuer, including the equity securities of a qualified publicly traded partnership, and (B) not more than 25% of the value of the Fund’s total assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, in the securities (other than U.S. government securities or securities of other RICs) of any one issuer or the securities (other than the securities of another RIC) of two or more issuers that the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (the “Asset Test”).

Although the Fund intends to distribute substantially all of its net investment income and may distribute its capital gains for any taxable year, the Fund will be subject to federal income taxation to the extent any such income or gains are not distributed.

If the Fund fails to satisfy the Qualifying Income or Asset Tests in any taxable year, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the diversification requirements where the Fund corrects the failure within a specified period. If the Fund fails to maintain qualification as a RIC for a tax year, and the relief provisions are not available, the Fund will be subject to federal income tax at the regular corporate rate (currently 21%) without any deduction for distributions to shareholders. In such a case, its shareholders would be taxed as if they received ordinary dividends, to the extent of the Fund's current and accumulated earnings and profits, although corporate shareholders could be eligible for the dividends received deduction (subject to certain limitations) and individuals may be able to benefit from the lower tax rates available to qualified dividend income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying as a RIC.

The Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year. A “qualified late year loss” generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (commonly referred to as “post-October losses”) and certain other late-year losses.

The treatment of capital loss carryovers for the Fund is similar to the rules that apply to capital loss carryovers of individuals, which provide that such losses are carried over indefinitely. If the Fund has a “net capital loss” (that is, capital losses in excess of capital gains), the excess of the Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. The carryover of capital losses may be limited under the general loss limitation rules if the Fund experiences an ownership change as defined in the Code.

Federal Excise Tax. Notwithstanding the Distribution Requirement described above, which generally requires the Fund to distribute at least 90% of its annual investment company taxable income and the excess of its exempt interest income (but does not require any minimum distribution of net capital gain), the Fund will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute, by the end of the calendar year, at least 98% of its ordinary income and 98.2% of its capital gain net income (the excess of short- and long-term capital gains over short- and long-term capital losses) for the one-year period ending on October 31 of such year (including any retained amount from the prior calendar year on which the Fund paid no federal income tax). The Fund intends to make sufficient distributions to avoid liability for federal excise tax, but can make no assurances that such tax will be completely eliminated. For example, the Fund may receive delayed or corrected tax reporting statements from its investments that cause the Fund to accrue additional income and gains after the Fund has already made its excise tax distributions for the year. In such a situation, the Fund may incur an excise tax liability resulting from such delayed receipt of such tax information statements. In addition, the Fund may in certain circumstances be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the Adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of the Fund to satisfy the requirement for qualification as a RIC.

Distributions to Shareholders. The Fund receives income generally in the form of dividends and interest on investments. This income, plus net short-term capital gains, if any, less expenses incurred in the operation of the Fund, constitutes the Fund’s net investment income from which dividends may be paid to you. Any distributions by the Fund from such income will be taxable to you as ordinary income or at the lower capital gains rates that apply to individuals receiving qualified dividend income, whether you take them in cash or in additional shares.

Distributions by the Fund are currently eligible for the reduced maximum tax rate to individuals of 20% (lower rates apply to individuals in lower tax brackets) to the extent that the Fund receives qualified dividend income on the securities it holds and the Fund reports the distributions as qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). A dividend will not be treated as qualified dividend income to the extent that: (i) the shareholder has not held the shares on which the dividend was paid for more than 60 days during the 121-day period that begins on the date that is 60 days before the date on which the shares become “ex-dividend” (which is the day on which declared distributions (dividends or capital gains) are deducted from the Fund’s assets before it calculates the NAV) with respect to such dividend; (ii) the Fund has not satisfied similar holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder; (iii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property; or (iv) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the Code. Therefore, if you lend your shares in the Fund, such as pursuant to a securities lending arrangement, you may lose the ability to treat dividends (paid while the shares are held by the borrower) as qualified dividend income. Distributions that the Fund receives from an underlying fund taxable as a RIC will be treated as qualified dividend income only to the extent so reported by such underlying Fund. The Fund’s investment strategy may limit its ability to make distributions eligible for the reduced tax rates applicable to qualified dividend income.

Distributions by the Fund of its net short-term capital gains will be taxable as ordinary income. Capital gain distributions consisting of the Fund’s net capital gains will be taxable as long-term capital gains for individual shareholders currently set at a maximum rate of 20% regardless of how long you have held your shares in the Fund. Distributions from capital gains are generally made after applying any available capital loss carryforwards.

In the case of corporate shareholders, the Fund’s distributions (other than capital gain distributions) generally qualify for the dividends received deduction to the extent such distributions are so reported and do not exceed the gross amount of qualifying dividends received by the Fund for the year. Generally, and subject to certain limitations (including certain holding period limitations), a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation. The Fund’s investment strategies may significantly limit its ability to distribute dividends eligible for the dividends received deduction for corporate shareholders.

To the extent that the Fund makes a distribution of income received by the Fund in lieu of dividends (a “substitute payment”) with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends received deduction for corporate shareholders.

If the Fund’s distributions exceed current and accumulated earnings and profits for the taxable year (as calculated for federal income tax purposes), all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in the Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

A dividend or distribution received shortly after the purchase of shares reduces the NAV of the shares by the amount of the dividend or distribution and, although in effect a return of capital, will be taxable to the shareholder. If the NAV of shares were reduced below the shareholder’s cost by dividends or distributions representing gains realized on sales of securities, such dividends or distributions would be a return of investment though taxable to the shareholder in the same manner as other dividends or distributions.

The Fund (or its administrative agent) will inform you of the amount of your ordinary income dividends, qualified dividend income and capital gain distributions, if any, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held your shares for a full year, the Fund may report and distribute to you, as ordinary income, qualified dividend income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Fund.

Dividends declared to shareholders of record in October, November or December and actually paid in January of the following year will be treated as having been received by shareholders on December 31 of the calendar year in which declared. Under this rule, therefore, a shareholder may be taxed in one year on dividends or distributions actually received in January of the following year.

Sales, Exchanges or Redemptions. Sales, exchanges and redemptions of Fund shares may be taxable transactions for federal and state income tax purposes. Any gain or loss recognized on a sale, exchange or redemption of shares of the Fund by a shareholder who holds Fund shares as a capital asset will generally be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise will be treated as a short-term capital gain or loss. However, if shares on which a shareholder has received a net capital gain distribution are subsequently sold, exchanged or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the net capital gain distribution. In addition, the loss realized on a sale or other disposition of shares will be disallowed to the extent a shareholder repurchases (or enters into a contract to or option to repurchase) shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the shares). This loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period. If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares acquired. For tax purposes, an exchange of your Fund shares for shares of a different fund is the same as a sale.

The Fund (or its administrative agent) must report to the Internal Revenue Service (“IRS”) and furnish to Fund shareholders the cost basis information for the purchase of Fund shares. In addition to the requirement to report gross proceeds from the sale of Fund shares, the Fund (or its administrative agent) is also required to report the cost basis information for such shares and indicate whether these shares had a short-term or long-term holding period. For each sale of Fund shares, the Fund (or its administrative agent) will permit shareholders to elect from among several IRS-accepted cost basis methods, including the average cost basis method. In the absence of an election, the Fund will use the average cost basis method as its default cost basis method. The cost basis method elected by a Fund shareholder (or the cost basis method applied by default) for each sale of Fund shares may not be changed after the settlement date of each such sale of Fund shares. If your shares are held in a brokerage account, your broker may use a different method and you should contact your broker to determine which method it will use. Fund shareholders should consult their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about cost basis reporting. Shareholders also should carefully review the cost basis information provided to them and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

Net Investment Income Tax. U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly), are subject to a 3.8% tax on their “net investment income,” including interest, dividends, and capital gains (including any capital gains realized on the sale or exchange of shares of the Fund).

Foreign Taxes. Dividends and interest received by the Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on the Fund’s stocks or securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors.

If more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of stocks or securities of foreign corporations, the Fund will be eligible to and intends to file an election with the IRS that may enable shareholders, in effect, to receive either the benefit of a foreign tax credit, or a deduction from such taxes, with respect to any foreign and U.S. possessions income taxes paid by the Fund, subject to certain limitations. Pursuant to the election, the Fund will treat those taxes as dividends paid to its shareholders. Each such shareholder will be required to include a proportionate share of those taxes in gross income as income received from a foreign source and must treat the amount so included as if the shareholder had paid the foreign tax directly. The shareholder may then either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating any foreign tax credit they may be entitled to use against the shareholder’s federal income tax liability. If the Fund makes the election, the Fund (or its administrative agent) will report annually to its shareholders the respective amounts per share of the Fund’s income from sources within, and taxes paid to, foreign countries and U.S. possessions. If the Fund does not hold sufficient foreign securities to meet the above threshold, then shareholders will not be entitled to claim a credit or further deduction with respect to foreign taxes paid by the Fund.

A shareholder’s ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by the Fund may be subject to certain limitations imposed by the Code, which may result in a shareholder not receiving a full credit or deduction (if any) for the amount of such taxes. In particular, shareholders must hold their Fund shares (without protection from risk of loss) on the ex-dividend date and for at least 15 additional days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a given dividend. Shareholders who do not itemize on their federal income tax returns may claim a credit (but no deduction) for such foreign taxes. Even if the Fund were eligible to make such an election for a given year, it may determine not to do so. Shareholders that are not subject to U.S. federal income tax, and those who invest in the Fund through tax-advantaged accounts (including those who invest through IRAs or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by the Fund.

Under certain circumstances, if the Fund receives a refund of foreign taxes paid in respect of a prior year, the value of Fund shares could be affected or any foreign tax credits or deductions passed through to shareholders in respect of the Fund’s foreign taxes for the current year could be reduced.

Tax Treatment of Complex Securities. The Fund may invest in complex securities and these investments may be subject to numerous special and complex tax rules. These rules could affect the Fund’s ability to qualify as a RIC, affect whether gains and losses recognized by the Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer the Fund’s ability to recognize losses, and, in limited cases, subject the Fund to U.S. federal income tax on income from certain of its foreign securities. In turn, these rules may affect the amount, timing or character of the income distributed to you by the Fund and may require the Fund to sell securities to mitigate the effect of these rules and prevent disqualification of the Fund as a RIC at a time when the Adviser might not otherwise have chosen to do so.

Certain derivative investments by the Fund, such as exchange-traded products and over-the-counter derivatives, may not produce qualifying income for purposes of the “Qualifying Income Test” described above, which must be met in order for the Fund to maintain its status as a RIC under the Code. In addition, the determination of the value and the identity of the issuer of such derivative investments are often unclear for purposes of the “Asset Test” described above. The Fund intends to carefully monitor such investments to ensure that any non-qualifying income does not exceed permissible limits and to ensure that it is adequately diversified under the Asset Test. The Fund, however, may not be able to accurately predict the non-qualifying income from these investments and there are no assurances that the IRS will agree with the Fund’s determination of the “Asset Test” with respect to such derivatives.

The Fund is required for federal income tax purposes to mark-to-market and recognize as income for each taxable year its net unrealized gains and losses on certain futures and options contracts subject to section 1256 of the Code (“Section 1256 Contracts”) as of the end of the year as well as those actually realized during the year. Gain or loss from Section 1256 Contracts on broad-based indexes required to be marked to market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. The Fund may be required to defer the recognition of losses on Section 1256 Contracts to the extent of any unrecognized gains on offsetting positions held by the Fund. These provisions may also require the Fund to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out), which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the Distribution Requirement and for avoiding the excise tax discussed above. Accordingly, in order to avoid certain income and excise taxes, the Fund may be required to liquidate its investments at a time when the Adviser might not otherwise have chosen to do so.

If the Fund owns shares in certain foreign investment entities, referred to as “passive foreign investment companies” or “PFICs,” the Fund will generally be subject to one of the following special tax regimes: (i) the Fund may be liable for U.S. federal income tax, and an additional interest charge, on a portion of any “excess distribution” from such foreign entity or any gain from the disposition of such shares, even if the entire distribution or gain is paid out by the Fund as a dividend to its shareholders; (ii) if the Fund were able and elected to treat a PFIC as a “qualified electing fund” or “QEF”, the Fund would be required each year to include in income, and distribute to shareholders in accordance with the distribution requirements set forth above, the Fund’s pro rata share of the ordinary earnings and net capital gains of the PFIC, whether or not such earnings or gains are distributed to the Fund; or (iii) the Fund may be entitled to mark-to-market annually shares of the PFIC, and in such event would be required to distribute to shareholders any such mark-to-market gains in accordance with the distribution requirements set forth above. The Fund intends to make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules. Amounts included in income each year by the Fund arising from a QEF election will be “qualifying income” under the Qualifying Income Test (as described above) even if not distributed to the Fund, if the Fund derives such income from its business of investing in stock, securities or currencies.

Certain Foreign Currency Tax Issues. The Fund’s transactions in foreign currencies and forward foreign currency contracts will generally be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require the Fund to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out) which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the Distribution Requirements and for avoiding the excise tax described above. The Fund intends to monitor its transactions, intends to make the appropriate tax elections, and intends to make the appropriate entries in its books and records when it acquires any foreign currency or forward foreign currency contract in order to mitigate the effect of these rules so as to prevent disqualification of the Fund as a RIC and minimize the imposition of income and excise taxes.

The U.S. Treasury Department has authority to issue regulations that would exclude foreign currency gains from the Qualifying Income Test described above if such gains are not directly related to the Fund’s business of investing in stock or securities (or options and futures with respect to stock or securities). Accordingly, regulations may be issued in the future that could treat some or all of the Fund’s non-U.S. currency gains as non-qualifying income, thereby potentially jeopardizing the Fund’s status as a RIC for all years to which the regulations are applicable.

Backup Withholding. The Fund will be required in certain cases to withhold at a 24% withholding rate and remit to the U.S. Treasury the amount withheld on amounts payable to any shareholder who: (i) has provided the Fund either an incorrect tax identification number or no number at all; (ii) is subject to backup withholding by the IRS for failure to properly report payments of interest or dividends; (iii) has failed to certify to the Fund that such shareholder is not subject to backup withholding; or (iv) has failed to certify to the Fund that the shareholder is a U.S. person (including a resident alien). Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

Non-U.S. Investors. Any non-U.S. investors in the Fund may be subject to U.S. withholding and estate tax and are encouraged to consult their tax advisors prior to investing in the Fund. Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from taxable ordinary income. The Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. Short-term capital gain dividends received by a nonresident alien individual who is present in the U.S. for a period or periods aggregating 183 days or more during the taxable year are not exempt from this 30% withholding tax. Gains realized by foreign shareholders from the sale or other disposition of shares of the Fund generally are not subject to U.S. taxation, unless the recipient is an individual who is physically present in the U.S. for 183 days or more per year. Foreign shareholders who fail to provide an applicable IRS form may be subject to backup withholding on certain payments from the Fund. Backup withholding will not be applied to payments that are subject to the 30% (or lower applicable treaty rate) withholding tax described in this paragraph. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.

Under legislation generally known as “FATCA” (the Foreign Account Tax Compliance Act), the Fund is required to withhold 30% of certain ordinary dividends it pays to shareholders that fail to meet prescribed information reporting or certification requirements. In general, no such withholding will be required with respect to a U.S. person or non-U.S. person that timely provides the certifications required by the Fund or its agent on a valid IRS Form W-9 or applicable series of IRS Form W-8, respectively. Shareholders potentially subject to withholding include foreign financial institutions (“FFIs”), such as non-U.S. investment funds, and non-financial foreign entities (“NFFEs”). To avoid withholding under FATCA, an FFI generally must enter into an information sharing agreement with the IRS in which it agrees to report certain identifying information (including name, address, and taxpayer identification number) with respect to its U.S. account holders (which, in the case of an entity shareholder, may include its direct and indirect U.S. owners), and an NFFE generally must identify and provide other required information to the Fund or other withholding agent regarding its U.S. owners, if any. Such non-U.S. shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by regulations and other guidance. A non-U.S. shareholder resident or doing business in a country that has entered into an intergovernmental agreement with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the shareholder and the applicable foreign government comply with the terms of the agreement.

A non-U.S. entity that invests in the Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding. Non-U.S. investors in the Fund should consult their tax advisors in this regard.

Tax-Exempt Shareholders. Certain tax-exempt shareholders, including qualified pension plans, IRAs, salary deferral arrangements, 401(k)s, and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income (“UBTI”). Tax-exempt entities are not permitted to offset losses from one trade or business against the income or gain of another trade or business. Certain net losses incurred prior to January 1, 2018 are permitted to offset gain and income created by an unrelated trade or business, if otherwise available. Under current law, the Fund generally serves to block UBTI from being realized by its tax-exempt shareholders. However, notwithstanding the foregoing, the tax-exempt shareholder could realize UBTI by virtue of an investment in the Fund where, for example: (i) the Fund invests in residual interests of Real Estate Mortgage Investment Conduits (“REMICs”), (ii) the Fund invests in a REIT that is a taxable mortgage pool (“TMP”) or that has a subsidiary that is a TMP or that invests in the residual interest of a REMIC, or (iii) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of section 514(b) of the Code. Charitable remainder trusts are subject to special rules and should consult their tax advisor. The IRS has issued guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult their tax advisors regarding these issues.

The Fund’s shares held in a tax-qualified retirement account will generally not be subject to federal taxation on income and capital gains distributions from the Fund until a shareholder begins receiving payments from their retirement account. Because each shareholder’s tax situation is different, shareholders should consult their tax advisor about the tax implications of an investment in the Fund.

Tax Shelter Reporting Regulations. Under U.S. Treasury regulations, generally, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC such as the Fund are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

State Taxes. Depending upon state and local law, distributions by the Fund to its shareholders and the ownership of such shares may be subject to state and local taxes. Rules of state and local taxation of dividend and capital gains distributions from RICs often differ from the rules for federal income taxation described above. It is expected that the Fund will not be liable for any corporate excise, income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes.

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the Fund. Investment in Ginnie Mae or Fannie Mae securities, banker’s acceptances, commercial paper, and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are different for corporate shareholders. Shareholders are urged to consult their tax advisors regarding state and local taxes applicable to an investment in the Fund.

FUND TRANSACTIONS

The Adviser has engaged the Sub-Adviser to perform certain responsibilities with respect to portfolio transactions and brokerage. The Adviser periodically provides to the Sub-Adviser a model with respect to the Fund. Using such models, the Sub-Adviser may implement changes to the Fund’s portfolio in connection with any rebalancing or reconstitution of the Fund, may trade portfolio securities on behalf of the Fund, and may select broker-dealers to execute purchase and sale transactions. As the Adviser determines necessary and appropriate, the Adviser may execute trades directly on behalf of the Fund, rather than having the Sub-Adviser execute such trades.

Brokerage Transactions. Generally, equity securities, both listed and over-the-counter, are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer’s mark-up or reflect a dealer’s mark-down. Money market securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, the Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer’s mark up or reflect a dealer’s mark down. When the Fund executes transactions in the over-the-counter market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

In addition, the Sub-Adviser may place a combined order for two or more accounts it manages, including the Fund, engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in the best combination of price and execution under the circumstances. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or the Fund may obtain, it is the opinion of the Adviser that the advantages of combined orders generally outweigh the possible disadvantages of combined orders.

Brokerage Selection. The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Sub-Adviser may select a broker based upon brokerage or research services provided to the Sub-Adviser. The Sub-Adviser may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

The Sub-Adviser does not currently use Fund assets for, or participate in, third-party soft dollar arrangements or receive proprietary research from full service brokers. The Sub-Adviser also does not “pay up” for the value of any such proprietary research. If, in the future, the Sub-Adviser were to obtain brokerage and research services from broker-dealers, it would do so in arrangements that are consistent with Section 28(e) of the 1934 Act. Section 28(e) of the 1934 Act permits the Adviser or Sub-Adviser, under certain circumstances, to cause the Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, the Adviser or Sub-Adviser may receive brokerage and research services in connection with certain riskless principal transactions, as defined by the Rules of the Financial Industry Regulatory Authority (“FINRA”), and in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the Adviser and the Sub-Adviser believe that access to independent investment research is beneficial to their investment decision-making processes and, therefore, to the Fund.

To the extent that research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the Adviser or Sub-Adviser might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Adviser or Sub-Adviser may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by the Adviser or Sub-Adviser will be in addition to and not in lieu of the services required to be performed by the Adviser or Sub-Adviser under their Investment Advisory Agreements. Any advisory, sub-advisory or other fees paid to the Adviser or Sub-Adviser are not reduced as a result of the receipt of research services.

In some cases, the Adviser or Sub-Adviser may receive a service from a broker that has both a “research” and a “non-research” use. When this occurs, the Adviser or Sub-Adviser, as applicable, makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Adviser or Sub-Adviser will use their own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Adviser and the Sub-Adviser face a potential conflict of interest, but the Adviser and the Sub-Adviser believe that their respective allocation procedures are reasonably designed to ensure that they appropriately allocate the anticipated use of such services to their research and non-research uses.

From time to time, the Adviser or Sub-Adviser may purchase new issues of securities for clients, including the Fund, in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the Adviser or Sub-Adviser with research services. FINRA has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research “credits” in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

Brokerage with Fund Affiliates. The Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of either the Fund, the Adviser or the Sub-Adviser for a commission in conformity with the 1940 Act and rules promulgated by the SEC. The 1940 Act requires that commissions paid to the affiliate by the Fund for exchange transactions not exceed “usual and customary” brokerage commissions. The rules define “usual and customary” commissions to include amounts which are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.” The Trustees, including those who are not “interested persons” of the Fund, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.]

Securities of “Regular Broker-Dealers.” The Fund is required to identify any securities of its “regular brokers and dealers” (as such term is defined in the 1940 Act) that the Fund held during its most recent fiscal year. Because the Fund is new, as of the date of this SAI, the Fund did not hold any securities of its “regular brokers or dealers.”

Portfolio Turnover Rates. Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the fiscal year by the monthly average value of portfolio securities owned during the fiscal year. Excluded from both the numerator and denominator are amounts relating to securities whose maturities at the time of acquisition were one year or less.

PORTFOLIO HOLDINGS

The Board has adopted a policy regarding the disclosure of information about the Fund’s security holdings. The Fund’s entire portfolio holdings are publicly disseminated each day the Fund is open for business through financial reporting and news services including publicly available internet websites, as well as through the following website: https://www.sandscapital.com. In addition, the composition of the in-kind creation basket and the in-kind redemption basket is publicly disseminated daily prior to the opening of the Exchange via the NSCC.

Greater than daily access to information concerning the Fund’s portfolio holdings will be permitted (i) to certain personnel of service providers to the Fund involved in portfolio management and providing administrative, operational, risk management, or other support to portfolio management, and (ii) to other personnel of the Fund’s service providers who deal directly with, or assist in, functions related to investment management, administration, custody and fund accounting, as may be necessary to conduct business in the ordinary course in a manner consistent with agreements with the Fund, and the terms of the Trust’s current registration statement. From time to time, and in the ordinary course of business, such information may also be disclosed (i) to other entities that provide services to the Fund, including pricing information vendors, and third parties that deliver analytical, statistical or consulting services to the Fund and (ii) generally after it has been disseminated to the NSCC.

The Fund will disclose its complete portfolio holdings in public filings with the SEC on a quarterly basis, based on the Fund’s fiscal year-end, within 60 days of the end of the quarter, and will provide that information to shareholders, as required by federal securities laws and regulations thereunder.

No person is authorized to disclose any of the Fund’s portfolio holdings or other investment positions (whether in writing, by fax, by e-mail, orally, or by other means) except in accordance with this policy. The Trust’s Chief Compliance Officer may authorize disclosure of portfolio holdings. The Board reviews the implementation of this policy on a periodic basis.

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of funds and shares of the fund, each of which represents an equal proportionate interest in that fund with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the fund. Shareholders have no preemptive rights. The Declaration of Trust provides that the Board may create additional series or classes of shares. All consideration received by the Trust for shares of any funds and all assets in which such consideration is invested would belong to that fund and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued. The Fund’s shares, when issued, are fully paid and non-assessable.

SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a “Massachusetts business trust.” Under Massachusetts law, shareholders of such a trust could, under certain circumstances, be held personally liable as partners for the obligations of the trust. Even if, however, the Trust were held to be a partnership, the possibility of the shareholders incurring financial loss for that reason appears remote because the Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Trust property for any shareholder held personally liable for the obligations of the Trust.

LIMITATION OF TRUSTEES’ LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. Nothing contained in this section attempts to disclaim a Trustee’s individual liability in any manner inconsistent with the federal securities laws.

PROXY VOTING

The Board has delegated responsibility for decisions regarding proxy voting for securities held by the Fund to the Adviser. The Adviser will vote such proxies in accordance with its proxy policies and procedures, which are included in Appendix B to this SAI.

The Trust is required to disclose annually the Fund’s complete proxy voting record during the most recent 12-month period ended June 30 on Form N-PX. This voting record is available: (i) without charge, upon request, by calling [1-888-826-5646]; (ii) by visiting [https://www.sandscapital.com] and (iii) on the SEC’s website at http://www.sec.gov.

CODES OF ETHICS

The Board, on behalf of the Trust, has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Adviser, the Distributor and the Administrator have adopted Codes of Ethics pursuant to Rule 17j-1 (each a “Code of Ethics” and together the “Codes of Ethics”). These Codes of Ethics apply to the personal investing activities of trustees, officers and certain employees (“access persons”). Rule 17j-1 and the Codes of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code of Ethics, access persons are permitted to invest in securities, including securities that may be purchased or held by the Fund, but are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons are required to obtain approval before investing in initial public offerings or private placements or are prohibited from making such investments. Copies of these Codes of Ethics are on file with the SEC, and are available to the public.

PRINCIPAL SHAREHOLDERS AND CONTROL PERSONS

Because the Fund is new, as of the date of this SAI, the Fund did not have any principal shareholders or control persons to report.

APPENDIX A

DESCRIPTION OF RATINGS

Description of Ratings

The following descriptions of securities ratings have been published by Moody’s Investors Services, Inc. (“Moody’s”), S&P Global Ratings (“S&P”), and Fitch Ratings (“Fitch”), respectively.

Description of Moody’s Global Ratings

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of eleven months or more and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.

Description of Moody’s Global Long-Term Ratings

Aaa Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B Obligations rated B are considered speculative and are subject to high credit risk.

Caa Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Hybrid Indicator (hyb)

The hybrid indicator (hyb) is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms. By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Description of Moody’s Global Short-Term Ratings

P-1 Ratings of Prime-1 reflect a superior ability to repay short-term obligations.

P-2 Ratings of Prime-2 reflect a strong ability to repay short-term obligations.

P-3 Ratings of Prime-3 reflect an acceptable ability to repay short-term obligations.

NP Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Description of Moody’s U.S. Municipal Short-Term Obligation Ratings

The Municipal Investment Grade (“MIG”) scale is used to rate U.S. municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less.

Moody’s U.S. municipal short-term obligation ratings are as follows:

MIG 1 This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Description of Moody’s Demand Obligation Ratings

For variable rate demand obligations (“VRDOs”), Moody’s assigns both a long-term rating and a short-term payment obligation rating. The long-term rating addresses the issuer’s ability to meet scheduled principal and interest payments. The short-term payment obligation rating addresses the ability of the issuer or the liquidity provider to meet any purchase price payment obligation resulting from optional tenders (“on demand”) and/or mandatory tenders of the VRDO. The short-term payment obligation rating uses the Variable Municipal Investment Grade (“VMIG”) scale. Transitions of VMIG ratings with conditional liquidity support differ from transitions of Prime ratings reflecting the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade. For VRDOs, Moody’s typically assigns a VMIG rating if the frequency of the payment obligation is less than every three years. If the frequency of the payment obligation is less than three years, but the obligation is payable only with remarketing proceeds, the VMIG short-term rating is not assigned and it is denoted as “NR”.

Moody’s demand obligation ratings are as follows:

VMIG 1 This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections.

VMIG 2 This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections.

VMIG 3 This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections.

SG This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural or legal protections.

Description of S&P’s Issue Credit Ratings

An S&P issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term issue credit ratings are generally assigned to those obligations considered short-term in the relevant market, typically with an original maturity of no more than 365 days. Short-term issue credit ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. S&P would typically assign a long-term issue credit rating to an obligation with an original maturity of greater than 365 days. However, the ratings S&P assigns to certain instruments may diverge from these guidelines based on market practices. Medium-term notes are assigned long-term ratings.

Issue credit ratings are based, in varying degrees, on S&P’s analysis of the following considerations:

• The likelihood of payment—the capacity and willingness of the obligor to meet its financial commitments on an obligation in accordance with the terms of the obligation;

• The nature and provisions of the financial obligation, and the promise S&P imputes; and

• The protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

An issue rating is an assessment of default risk but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

NR indicates that a rating has not been assigned or is no longer assigned.

Description of S&P’s Long-Term Issue Credit Ratings*

AAA An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

AA An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

A An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

BBB An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

BB; B; CCC; CC; and C Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

B An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

CCC An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within the next five business days in the absence of a stated grace period or within the earlier of the stated grace period or the next 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.

* Ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

Description of S&P’s Short-Term Issue Credit Ratings

A-1 A short-term obligation rated ‘A-1’ is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.

A-2 A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

A-3 A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

B A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

C A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

D A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.

Description of S&P’s Municipal Short-Term Note Ratings

An S&P U.S. municipal note rating reflects S&P’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P’s analysis will review the following considerations:

• Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

• Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

S&P’s municipal short-term note ratings are as follows:

SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 Speculative capacity to pay principal and interest.

D ‘D’ is assigned upon failure to pay the note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

Description of Fitch’s Credit Ratings

Fitch’s credit ratings relating to issuers are forward looking opinions on the relative ability of an entity or obligation to meet financial commitments. Credit ratings relating to securities and obligations of an issuer can include a recovery expectation. Credit ratings are used as indications of the likelihood of repayment in accordance with the terms of the issuance.

Fitch’s credit rating scale for issuers and issues is expressed using the categories ‘AAA’ to ‘BBB’ (investment grade) and ‘BB’ to ‘D’ (speculative grade) with an additional +/- for AA through CCC levels indicating relative differences of probability of default or recovery for issues. The terms “investment grade” and “speculative grade” are market conventions and do not imply any recommendation or endorsement of a specific security for investment purposes. Investment grade categories indicate relatively low to moderate credit risk, while ratings in the speculative grade categories signal either a higher level of credit risk or that a default has already occurred.

Fitch may also disclose issues relating to a rated issuer that are not and have not been rated. Such issues are also denoted as ‘NR’ on its webpage.

Fitch’s credit ratings do not directly address any risk other than credit risk. Credit ratings do not deal with the risk of market value loss due to changes in interest rates, liquidity and/or other market considerations. However, market risk may be considered to the extent that it influences the ability of an issuer to pay or refinance a financial commitment. Ratings nonetheless do not reflect market risk to the extent that they influence the size or other conditionality of the obligation to pay upon a commitment (for example, in the case of payments linked to performance of an index).

Credit ratings are indications of the likelihood of repayment in accordance with the terms of the issuance. In limited cases, Fitch may include additional considerations (i.e. rate to a higher or lower standard than that implied in the obligation’s documentation).

Description of Fitch’s Long-Term Corporate Finance Obligations Ratings

AAA Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

BB Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B Highly speculative. ‘B’ ratings indicate that material default risk is present.

CCC Substantial credit risk. ‘CCC’ ratings indicate that substantial default risk is present.

CC Very high levels of credit risk. ‘CC’ ratings indicate very high levels of default risk.

C Exceptionally high levels of credit risk. ‘C’ ratings indicate exceptionally high levels of credit risk.

Ratings in the categories of ‘CCC’, ‘CC’ and ‘C’ can also relate to obligations or issuers that are in default. In this case, the rating does not opine on default risk but reflects the recovery expectation only.

Defaulted obligations typically are not assigned ‘RD’ or ‘D’ ratings, but are instead rated in the ‘CCC’ to ‘C’ rating categories, depending on their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Description of Fitch’s Short-Term Ratings

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention (a long-term rating can also be used to rate an issue with short maturity). Typically, this means a timeframe of up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets.

Fitch’s short-term ratings are as follows:

F1 Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2 Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3 Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C High short-term default risk. Default is a real possibility.

RD Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

APPENDIX B – PROXY VOTING POLICIES AND PROCEDURES

Sands Capital Management, LLC

Proxy Voting Policies and Procedures

Most Recent Amendment: May 2025

Implementation Date: November 2006

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PURPOSE

Sands Capital Management, LLC (“Sands Capital Management") and its investment advisory affiliates (“Sands Capital”) have adopted this policy (the “Policy”) to implement written policies and procedures reasonably designed to ensure compliance with applicable law regarding the voting of client proxies, including, without limitation, Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).

POLICY

The scope of Sands Capital’s authority to vote proxies on behalf of clients should be clearly set forth in the advisory or related contracts between Sands Capital and its clients. Where Sands Capital has unrestricted authority to vote proxies on behalf of clients, Sands Capital will vote in the best interests of its clients and in a manner that is consistent with its fiduciary duties. Where Sands Capital’s clients have explicitly confirmed in the advisory or related contracts their agreement that Sands Capital has no authority to vote client proxies, Sands Capital will not vote such client proxies. Where clients have imposed restrictions or guidelines on or issued instructions to Sands Capital with respect to voting proxies, Sands Capital will adhere to such restrictions, guidelines, and/or instructions. Clients with their own general or specific proxy voting and governance policies may wish to have their proxies voted by an independent third party or other named fiduciary or agent at the client’s expense.

Before voting a particular proxy, Sands Capital’s policy is to conduct a reasonable investigation of the associated matter(s), including, where appropriate, by considering the Guidelines (as defined below), to ensure that its voting determination is in the best interests of the relevant clients and is not based on materially inaccurate or incomplete information.

Sands Capital does not automatically support management; however, Sands Capital believes that the recommendation of management on any issue should be given substantial weight in determining how proxy issues are resolved.

For routine matters (e.g., those matters that are not expected to measurably change the structure, management, control or operation of the company and are consistent with customary industry standards and practices, and the laws of the state of incorporation of the applicable company), Sands Capital will vote in accordance with the recommendation of management, unless, in Sands Capital’s opinion, such recommendation is not conducive to long term value creation or otherwise in the best interest of its clients. Non-routine matters (e.g., those matters relating to directors’

liability and indemnity proposals; executive compensation plans; mergers, acquisitions, and other restructurings submitted to a shareholder vote; antitakeover and related provisions; and shareholder proposals) require company-specific and a case-by-case review and analysis.

Sands Capital will vote client proxies in all instances unless it determines that doing so is not in the best interest of the relevant clients, as described under “Voting Abstention” below.

PROXY COMMITTEE

Sands Capital has established a Proxy Committee consisting of

•         the Chief Administrative Officer;

•         the Chief Compliance Officer (“CCO”);

•         a Director of Client Relations;

•         the Director of Stewardship; and

•         the Director of Research.

The Proxy Committee is responsible for:

•	overseeing and administering proxy voting, including developing, authorizing, implementing, and updating this Policy;

•	overseeing the proxy voting process, including reviewing reports on proxy voting activity at least annually and more frequently as necessary to fulfill its responsibilities; and

•

engaging and overseeing third-party service providers, as necessary or appropriate, to ensure Sands Capital receives the applicable proxy statements and/or to provide information, research, or other services to facilitate Sands Capital’s proxy voting.

The Proxy Committee meets at least annually and more frequently as necessary to fulfill its responsibilities. A majority of the members of the Proxy Committee constitute a quorum for the transaction of business. The Director of Stewardship or designee acts as secretary of the Proxy Committee and maintains a record of meetings and actions.

The Proxy Committee has developed criteria (the “Guidelines”), to be considered by Sands Capital Management when evaluating certain proxy issues. While Sands Capital Management's investment advisory affiliates will likely incorporate similar considerations in their proxy voting determinations, if applicable, the Guidelines apply to proxies voted on behalf of clients advised by SCM but do not apply to proxies voted on behalf of clients advised by such affiliates. The Proxy Committee will evaluate and may amend or supplement the Guidelines from time to time. All Guidelines are to be applied generally and not absolutely, such that the evaluation of each proxy incorporates considerations specific to the company whose proxy is being voted and the vote is made in the best interests of the relevant clients.

RETENTION AND OVERSIGHT OF PROXY ADVISORY FIRMS

Sands Capital uses proxy research providers (“Providers”) to help it analyze proxy issues. Sands Capital may consider vote recommendations made by Providers but ultimately votes proxies based on its own determination of what is in the best interests of its clients. In addition to research, Providers may provide vote execution, reporting, and recordkeeping services.

In selecting a Provider, Sands Capital will consider a variety of factors in its evaluation, including, as applicable: (1) the Provider’s capacity and competency to analyze the voting matters for which it is retained; (2) whether the Provider has an effective process for seeking timely input on its voting policies and other relevant matters; (3) whether the Provider has adequately disclosed its methodologies for making voting recommendations; (4) the sources of any third-party information that the Provider uses; and (5) how the Provider will engage with issuers and third parties.

Additionally, Sands Capital will review the Provider’s policies and procedures pertaining to conflicts of interest, including with respect to the:

•         identification, disclosure and mitigation of conflicts arising out of:

o the provision of proxy voting recommendations and services;

o activities other than proxy voting recommendations and services; and

o positions taken by affiliates of the Provider;

•         adequacy of disclosure regarding identified conflicts; and

•         use of technology to disseminate information about conflicts.

Sands Capital conducts periodic reviews on an ongoing basis of its Providers based on the factors discussed above, and evaluates periodically whether any factual errors, incompleteness or methodological weaknesses in the Provider’s analysis materially affected its research or recommendations. Sands Capital may also consider any material relevant changes to the Provider’s business.

CONFLICTS OF INTEREST

Sands Capital’s staff members are responsible for notifying the Director of Stewardship or the CCO of any potential conflict of interest that may impair Sands Capital’s ability to vote proxies in an objective manner. The Director of Stewardship and the CCO will review each potential conflict and notify the Proxy Committee if they determine there is a conflict of interest with respect to the proxy vote. The Proxy Committee will determine whether the conflict is material to that proposal. If the Proxy Committee determines that a conflict is not material, then Sands Capital may vote the proxy. If the Proxy Committee determines that it is material, Sands Capital will vote or abstain from voting per the determination of the Proxy Committee. Prior to voting, Sands Capital may, in accordance with applicable law and/or client instruction: (i) contact an independent third party for its recommendation on how to vote and vote in accordance with that recommendation; or (ii) fully disclose the nature of the conflict to clients and obtain their consent as to how Sands Capital will vote.

Conflicts of interest may arise in many situations. The following examples are designed to help staff members identify potential conflicts:

•	Sands Capital provides investment advice to an issuer (or a plan sponsored by such issuer) and receives a proxy solicitation from that issuer or from a competitor of that issuer.

•	Sands Capital provides investment advice to an officer or director of an issuer and receives a proxy solicitation from that issuer or from a competitor of that issuer.

•	Sands Capital has a financial interest in the outcome of a proxy vote, such as when Sands Capital is asked to vote on a change in Rule 12b-1 fees paid by a mutual fund to Sands Capital.

•	An issuer or another third party offers Sands Capital or a staff member compensation in exchange for voting a proxy in a particular way.

•	A staff member, or a household family member thereof, has a personal or business relationship with an issuer and Sands Capital receives a proxy solicitation from that issuer.

ENVIRONMENTAL, SOCIAL AND GOVERNANCE CONSIDERATIONS

Sands Capital may consider certain environmental, social and governance (“ESG”) factors when evaluating proxy matters so that all risks and opportunities that may materially impact the return profile of an investment over the appropriate time horizon for the relevant strategy are appropriately considered.

PROCEDURES FOR IDENTIFICATION AND VOTING OF PROXIES

The following procedures are designed to provide Sands Capital with necessary information to vote proxies and to mitigate potential conflicts of interest before voting.

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The Investment Operations Teams maintain a list of clients for which Sands Capital votes proxies. The Investment Operations Teams update the list from time to time to reflect the onboarding of new clients and changes in Sands Capital’s authority to vote proxies.

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Where Sands Capital has the authority to vote proxies, the Investment Operations and Proxy Administrator will work with the client to ensure that Sands Capital is designated to receive proxy voting materials from companies or intermediaries when applicable.

•	The Proxy Administrator receives all proxy voting materials and has overall responsibility for ensuring that proxies are voted (or abstained) and submitted in a timely manner.

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Sands Capital’s Investment Research Team (the “Research Team”) is responsible for reviewing proxy proposals for portfolio companies. Prior to a proxy voting deadline, the appropriate Research Team member will conduct a reasonable investigation into the proposal matters and decide how to vote each proxy proposal based on an analysis of the proposal and the best interests of the relevant clients. In evaluating a proxy proposal, a Research Team member may consider the Guidelines (if applicable) as well as information from various sources, including management of the company, shareholder groups, and independent Providers.

•

If the Research Team or Proxy Administrator becomes aware of potential material factual errors, incompleteness, or methodological weaknesses in a Provider’s analysis, they must escalate this issue to the Director of Stewardship or the CCO.

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Sands Capital believes that engagement with portfolio companies is important for good corporate governance and to inform our proxy voting decisions. As part of our ongoing research, Sands Capital may engage with portfolio companies to discuss specific ballot items, to obtain further information or clarification on the proposals, or to discuss our views with management on issues relevant to long-term shareholder value creation. Sands Capital is not an activist investor and generally does not acquire or hold investments for the purpose or effect of changing or influencing the control of its investee companies..

•	Staff members involved in the proxy voting process are responsible for assessing potential conflicts of interest and considering situations identified in this Policy's Conflicts of Interest section.

•	If no potential conflicts of interest have been identified, Sands Capital will vote proxies according to this Policy.

•	Any detection of a potential conflict of interest must be brought to the attention of the Director of Stewardship or the CCO. See the Policy’s Conflicts of Interest section for additional information.

•

Sands Capital is not required to vote every proxy if abstaining is consistent with Sands Capital’s fiduciary obligations. There may be times when refraining from voting is in the best interest of the client, such as when an analysis of a particular client proxy reveals that the cost of voting the proxy may exceed the expected benefit to the client.

•

Sands Capital may process certain proxies without voting them or may systematically vote with management. Examples include proxies issued by companies Sands Capital has exited the position at the strategy level but not yet sold a minimal number of shares due to specific client directed account restrictions, proxies issued for securities that Sands Capital did not select for a client portfolio, and proxies issued by unsupervised or non-managed securities held in a client’s account (such as ETFs), money market securities, or other securities selected by clients or their representatives other than Sands Capital.

•	In the event that Sands Capital votes the same proxy in two directions, it shall maintain documentation to support its votes.

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In instances where Sands Capital is in the process of exiting a client’s ownership position in a security but has the ability to vote a proxy, Sands Capital will vote the proxy provided it is not against the best interests of the client.

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The Director of Stewardship and the applicable Research Team member must report any attempts by Sands Capital’s personnel to influence the voting of client proxies in a manner that is inconsistent with this Policy, as well as any attempts by persons or entities outside Sands Capital seeking to influence the voting of client proxies. Reporting shall be made to the CCO or the General Counsel.

•	All proxy votes will be recorded with the following information:

a. The name of the portfolio company;

b. The security identifier of the portfolio holding.

c. The Council on Uniform Securities Identification Procedures (“CUSIP”) or similar number, in each case, if any, for the security;

d. The shareholder meeting date;

e. The number of shares Sands Capital is voting firm-wide;

f. A brief identification of the matter voted on;

g. Whether the matter was proposed by the portfolio company or by a security holder;

h. Whether or not Sands Capital voted on the matter;

i. The rationale for Sands Capital’s vote or abstention; and

j. Whether any client requested an alternative vote of its proxy.

SECURITIES LENDING

If a client participates in a securities lending program, Sands Capital will not be able to vote the proxy for shares out on loan. Sands Capital will generally not seek to recall for voting the client shares on loan. However, under rare circumstances, for voting issues that may have a particularly significant impact on the investment (a “Significant Event”), Sands Capital may request a client to recall securities that are on loan if Sands Capital determines that the benefit of voting outweighs the costs and lost revenue to the client and the administrative burden of retrieving the securities. The Research Team member responsible for voting the proxy will notify the Proxy Committee in the event they believe a recall of loaned securities is necessary.

In determining whether a recall of a security is warranted, Sands Capital will consider whether the benefit of the vote would be operationally possible, and if so, in the client’s best interest despite the costs and the lost revenue to the client and the administrative burden of retrieving the securities. Sands Capital may use third-party service providers to assist it in identifying and evaluating whether an event constitutes a Significant Event.

VOTING ABSTENTION

Voting proxies of issuers may give rise to a number of administrative or operational issues that may cause Sands Capital to determine that voting such proxies are not in the best interest of its clients or that it is not reasonably possible to determine whether voting such proxies will be in the best interests of its clients. While not exhaustive, the following list of considerations highlights some potential instances in which a proxy vote might not be entered.

•	Sands Capital may receive meeting notices without enough time to fully consider the proxy or after the cut-off date for voting.

•	Sands Capital may be unable to enter an informed vote in certain circumstances due to the lack of information provided in the proxy statement or by the issuer or other resolution sponsor.

•	A market may require Sands Capital to provide local agents with a power of attorney or consularization prior to implementing Sands Capital’s voting instructions.

•	Proxy materials may not be available in English and require a translator or may require traveling to a foreign country to vote the security in person.

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Proxy voting in certain countries may require “share blocking.” In such cases, shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the client’s custodian banks. Absent compelling reasons to the contrary, Sands Capital believes that the benefit to the client of exercising the vote is outweighed by the cost of voting (i.e., not being able to sell the shares during this period). Accordingly, if share blocking is required, Sands Capital generally elects not to vote those shares. The applicable Research Team member, in conjunction with the Proxy Committee, retains the final authority to determine whether to block the shares in the client’s portfolio.

•	Sands Capital may not vote proxies for shares held in non-client accounts, such as proprietary accounts.

DISCLOSURE OF VOTES

Generally, until a vote has been cast and the relevant shareholder meeting has transpired, Sands Capital treats such voting information as confidential. Sands Capital staff may not disclose a vote prior to the meeting or commit to any third party to vote a certain way without the prior consent of the CCO or the General Counsel. However, staff members are permitted to: (1) share with a client how we intend to vote their proxy, as requested by such client; (2) discuss our thoughts, opinions and voting intention with the relevant issuers as part of Sands Capital’s approach to company engagement and stewardship; and (3) prudently express Sands Capital’s thoughts or opinions on relevant topics in discussions with other third parties, including advisors (third-party research providers), and other shareholders prior to voting as a part of ongoing education and engagement.

Once the vote has been cast and the relevant shareholder meeting has transpired, analysts can choose to share how Sands Capital voted with the relevant company or other shareholders, if necessary, as part of Sands Capital’s ongoing engagement with management and the company’s shareholders. All disclosures of votes in response to requests for vote information not originating from the company or a client shareholder must be approved by the Director of Stewardship prior to the disclosure of the vote. The Director of Stewardship or designee will record the identity of the outside third party, the date of the request, and the response. As is consistent with Sands Capital’s Advertising and Marketing Policy, all staff members must refer inquiries from the press to the Head of Marketing and Communications.

PRIVATELY-HELD COMPANIES

There is a heighted risk that conflicts of interest will arise when voting on matter relating to portfolio companies that are privately held. To address this risk, all votes or requests for shareholder consents will be identified to the Compliance Team prior to any decision. The Compliance Team determines whether a conflict of interest exists and, if so, how to mitigate or manage the conflict(s) of interest.

CLASS ACTIONS

In the event a class action is brought to the attention of Sands Capital, and such action may have a material impact on the financial position of a fund sponsored and advised by Sands Capital, Sands Capital will use reasonable efforts to timely complete administrative class-action processes necessary to allow participation. For all other clients, Sands Capital will gather and provide any requisite information it has regarding class action matters at the client’s request, to enable the client to file the class action. Sands Capital does not take proactive measures to monitor for class actions in which its clients may be able to participate. All attorneys’ fees, third-party fees, and expenses related to the class action will be borne by the respective client, including any fund advised by Sands Capital if applicable.

DISCLOSURES TO CLIENTS

Sands Capital is required to disclose to its clients how they can obtain information about how Sands Capital voted their securities. This information is included in Sands Capital’s written brochure under Rule 204-3 of the Advisers Act.

Further, Sands Capital is required to provide clients with a description, and upon request, a copy, of its proxy voting policies and procedures. This information is included in Sands Capital’s written brochure under Rule 204-3 of the Advisers Act.

RECORDKEEPING

Sands Capital must maintain the documentation described in the following section for a period of not less than five years in an easily accessible place, the first two years at its principal place of business. The Proxy Administrator will be responsible for the following procedures and for ensuring that the required documentation is retained.

•	Copies of all policies and procedures required by § 275.206(4)-6.

•

A copy of each proxy statement that Sands Capital receives regarding client securities. Sands Capital may satisfy this requirement by relying on a third party to make and retain, on Sands Capital’s behalf, a copy of a proxy statement (if Sands Capital has obtained an undertaking from the third party to provide a copy of the proxy statement promptly upon request) or may rely on obtaining a copy of a proxy statement from the Commission’s Electronic Data Gathering, Analysis, and Retrieval (“EDGAR”) system.

•

A record of each vote cast by Sands Capital on behalf of a client. Sands Capital may satisfy this requirement by relying on a third party to make and retain a record of the vote cast (provided that Sands Capital has obtained an undertaking from the third party to provide a copy of the record promptly upon request).

•	A copy of any document created by Sands Capital that was material to deciding how to vote proxies on behalf of a client or that memorializes the basis for that decision.

•

A copy of each written client request for information on how Sands Capital voted proxies on behalf of the client and a copy of any written response by Sands Capital to any (written or oral) client request for information on how Sands Capital voted proxies on behalf of the requesting client.

Sands Capital may rely on proxy statements filed on the EDGAR system instead of keeping its own copies.

RESPONSIBILITY

The Director of Stewardship is responsible for overseeing and implementing this Policy.

PART C: OTHER INFORMATION

ITEM 28. EXHIBITS:

(a)(1) Agreement and Declaration of Trust of The Advisors' Inner Circle Fund (the “Registrant”) dated July 18, 1991, as amended and restated February 18, 1997 (the “Agreement and Declaration of Trust”), is incorporated herein by reference to exhibit (a)(1) of Post-Effective Amendment No. 362 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the U.S. Securities and Exchange Commission (the "SEC") via EDGAR Accession No. 0001398344-22-025119 on December 29, 2022.

(a)(2) Amendment No. 1, dated May 15, 2012, to the Agreement and Declaration of Trust, is incorporated herein by reference to exhibit (a)(2) of Post-Effective Amendment No. 190 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000262 on May 23, 2012.

(a)(3) Amendment No. 2, dated August 18, 2020, to the Agreement and Declaration of Trust, is incorporated herein by reference to exhibit (a)(3) of Post-Effective Amendment No. 335 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001398344-21-010106 on May 10, 2021.

(b)(1) Registrant's Second Amended and Restated By-Laws (the “By-Laws”) are incorporated herein by reference to exhibit (b) of Post-Effective Amendment No. 179 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000087 on February 28, 2012.

(b)(2) Amendment No. 1, dated May 20, 2020, to the By-Laws, is incorporated herein by reference to exhibit (b)(2) of Post-Effective Amendment No. 329 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42494), filed with the SEC via EDGAR Accession No. 0001398344-20-011801 on June 1, 2020.

(c) See Article III and Article V of the Agreement and Declaration of Trust, which has been incorporated by reference in Exhibit (a)(1) to this Registration Statement.

(d)(1)(i) Investment Advisory Agreement, dated March 15, 1999, between the Registrant and LSV Asset Management is incorporated herein by reference to exhibit (d)(8) of Post-Effective Amendment No. 46 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-01-500070 on June 22, 2001.

(d)(1)(ii) Amendment, dated December 3, 2024, to the Investment Advisory Agreement, dated March 15, 1999, between the Registrant and LSV Asset Management, is incorporated herein by reference to exhibit (d)(1)(ii) of Post-Effective Amendment No. 370 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001398344-24-023132 on December 11, 2024.

(d)(1)(iii) Investment Advisory Agreement, dated June 24, 2002, between the Registrant and Acadian Asset Management LLC (formerly, Acadian Asset Management, Inc.) is incorporated herein by reference to exhibit (d)(17) of Post-Effective Amendment No. 55 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-02-000263 on August 30, 2002.

(d)(1)(iv) Amended Schedule A, dated July 1, 2022, to the Investment Advisory Agreement, dated June 24, 2002, between the Registrant and Acadian Asset Management LLC (formerly, Acadian Asset Management, Inc.), is incorporated herein by reference to exhibit (d)(1)(iv) of Post-Effective Amendment No. 363 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-02-000263 on January 27, 2023.

(d)(1)(v) Investment Advisory Agreement, dated June 24, 2002, between the Registrant and Cambiar Investors, LLC is incorporated herein by reference to exhibit (d)(19) of Post-Effective Amendment No. 55 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-02-000263 on August 30, 2002.

(d)(1)(vi) Amended Schedule A, dated March 1, 2019, to the Investment Advisory Agreement, dated June 24, 2002, between the Registrant and Cambiar Investors, LLC, is incorporated herein by reference to exhibit (d)(1)(vi) of Post-Effective Amendment No. 305 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001398344-19-003603 on February 28, 2019.

(d)(1)(vii) Investment Advisory Agreement, dated December 1, 2022, between the Registrant and Cambiar Investors, LLC, related to the Cambiar Aggressive Value ETF, is incorporated herein by reference to exhibit (d)(1)(vii) of Post-Effective Amendment No. 363 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001398344-23-001234 on January 27, 2023.

(d)(1)(viii) Investment Advisory Agreement, dated October 10, 2016, between the Registrant and Rice Hall James & Associates LLC is incorporated herein by reference to exhibit (d)(1)(xi) of Post-Effective Amendment No. 277 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-17-000154 on February 28, 2017.

(d)(1)(ix) Investment Advisory Agreement, dated May 28, 2004, between the Registrant and Haverford Investment Management, Inc. is incorporated herein by reference to exhibit (d)(30) of Post-Effective Amendment No. 79 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-05-000093 on February 25, 2005.

(d)(1)(x) Investment Advisory Agreement, dated February 27, 2006, between the Registrant and Edgewood Management LLC is incorporated herein by reference to exhibit (d)(33) of Post-Effective Amendment No. 95 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-07-000007 on January 12, 2007.

(d)(1)(xi) Amendment, dated June 4, 2026, to the Investment Advisory Agreement, dated February 27, 2006, between the Registrant and Edgewood Management LLC, is incorporated herein by reference to exhibit (d)(1)(xi) of Post-Effective Amendment No. 383 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001398344-26-010653 on June 9, 2026.

(d)(1)(xii) Investment Advisory Agreement, dated March 10, 2010, between the Registrant and Sands Capital Management, LLC is incorporated herein by reference to exhibit (d)(30) of Post-Effective Amendment No. 123 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-10-000173 on April 30, 2010.

(d)(1)(xiii) Amendment No. [X], dated [DATE], to the Investment Advisory Agreement between the Registrant and Sands Capital Management, LLC to be filed by amendment.

(d)(1)(xiv) Investment Advisory Agreement, dated June 20, 2011, between the Registrant and Loomis, Sayles & Company, L.P. is incorporated herein by reference to exhibit (d)(37) of Post-Effective Amendment No. 206 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-13-000118 on March 1, 2013.

(d)(1)(xv) Investment Advisory Agreement, dated February 20, 2012, between the Registrant and Hamlin Capital Management, LLC is incorporated herein by reference to exhibit (d)(45) of Post-Effective Amendment No. 183 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000195 on March 29, 2012.

(d)(1)(xvi) Amended Schedule A, dated January 1, 2019, to the Investment Advisory Agreement, dated February 20, 2012, between the Registrant and Hamlin Capital Management, LLC is incorporated herein by reference to exhibit (d)(1)(xxi) of Post-Effective Amendment No. 308 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001398344-19-007375 on April 30, 2019.

(d)(1)(xvii) Investment Advisory Agreement, dated September 3, 2013, between the Registrant and CIBC Private Wealth Advisors, Inc. (formerly, AT Investment Advisers, Inc.) is incorporated herein by reference to exhibit (d)(1)(xxx) of Post-Effective Amendment No. 236 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-14-000442 on June 24, 2014.

(d)(1)(xviii) Amended and Restated Schedule A, dated June 5, 2025, to the Investment Advisory Agreement, dated September 3, 2013, between the Registrant and CIBC Private Wealth Advisors, Inc. (formerly, AT Investment Advisers, Inc.), is incorporated herein by reference to exhibit (d)(1)(xvi) of Post-Effective Amendment No. 375 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001398344-25-011497 on June 6, 2025.

(d)(1)(xix) Investment Advisory Agreement, dated September 23, 2022, between the Registrant and Fayez Sarofim & Co., is incorporated herein by reference to exhibit (d)(1)(xvii) of Post-Effective Amendment No. 363 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001398344-23-001234 on January 27, 2023.

(d)(1)(xx) Investment Advisory Agreement, dated March 31, 2026, between the Registrant and Breckinridge Capital Advisors, Inc., relating to the Breckinridge Municipal Bond Completion Fund, is incorporated herein by reference to exhibit (d)(1)(xix) of Post-Effective Amendment No. 380 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), file with the SEC via EDGAR Accession No. 0001398344-26-006247.

(d)(2)(i) Investment Subadvisory Agreement between [XX] and Sands Capital Management, LLC, to be filed by amendment.

(d)(3)(i) Amended and Restated Expense Limitation Agreement, dated February 13, 2013, between the Registrant and LSV Asset Management, relating to the LSV Value Equity Fund, LSV Conservative Value Equity Fund, LSV Small Cap Value Fund, LSV U.S. Managed Volatility Fund, LSV Global Managed Volatility Fund, LSV Global Value Fund and LSV Emerging Markets Equity Fund, is incorporated herein by reference to exhibit (d)(10) of Post-Effective Amendment No. 206 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-13-000118 on March 1, 2013.

(d)(3)(ii) Amended Schedule A, dated December 1, 2023, to the Amended and Restated Expense Limitation Agreement, dated February 13, 2013, between the Registrant and LSV Asset Management, relating to the LSV Value Equity Fund, LSV Conservative Value Equity Fund, LSV Small Cap Value Fund, LSV U.S. Managed Volatility Fund, LSV Global Managed Volatility Fund, LSV Global Value Fund and LSV Emerging Markets Equity Fund, is incorporated herein by reference to exhibit (d)(2)(ii) of Post-Effective Amendment No. 367 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001398344-24-004827 on February 28, 2024.

(d)(3)(iii) Amended and Restated Expense Limitation Agreement, dated September 1, 2016, between the Registrant and Cambiar Investors, LLC, relating to the Cambiar Opportunity Fund, Cambiar International Equity Fund, Cambiar Small Cap Fund and Cambiar SMID Fund, is incorporated herein by reference to exhibit (d)(3)(iii) of Post-Effective Amendment No. 268 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-16-001670 on September 1, 2016.

(d)(3)(iv) Amended Schedule A, dated March 1, 2019, to the Amended and Restated Expense Limitation Agreement, dated September 1, 2016, between the Registrant and Cambiar Investors, LLC, relating to the Cambiar Opportunity Fund, Cambiar International Equity Fund, Cambiar Small Cap Fund and Cambiar SMID Fund, is incorporated herein by reference to exhibit (d)(3)(iv) of Post-Effective Amendment No. 305 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001398344-19-003603 on February 28, 2019.

(d)(3)(v) Amended and Restated Expense Limitation Agreement, dated February 23, 2016, between the Registrant and Rice Hall James & Associates, LLC, relating to the Rice Hall James Micro Cap Portfolio, is incorporated herein by reference to exhibit (d)(3)(vi) of Post-Effective Amendment No. 263 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-16-001304 on April 29, 2016.

(d)(3)(vi) Expense Limitation Agreement, dated March 1, 2008, between the Registrant and Haverford Investment Management, Inc., relating to the Haverford Quality Growth Stock Fund, is incorporated herein by reference to exhibit (d)(25) of Post-Effective Amendment No. 206 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-13-000118 on March 1, 2013.

(d)(3)(vii) Amended and Restated Expense Limitation Agreement, dated December 31, 2019, between the Registrant and Edgewood Management LLC, relating to the Edgewood Growth Fund, is incorporated herein by reference to exhibit (d)(3)(xiv) of Post-Effective Amendment No. 333 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001398344-21-005168 on February 26, 2021.

(d)(3)(viii) Amended Schedule A, dated January 25, 2022, to the Amended and Restated Expense Limitation Agreement, dated December 31, 2019, between the Registrant and Edgewood Management LLC, relating to the Edgewood Growth Fund, is incorporated herein by reference to exhibit (d)(2)(viii) of Post-Effective Amendment No. 349 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001398344-22-001310 on January 28, 2022.

(d)(3)(ix) Amended and Restated Schedule A, dated June 4, 2026, to the Amended and Restated Expense Limitation Agreement, dated December 31, 2019, between the Registrant and Edgewood Management LLC, relating to the Edgewood Growth Fund and Edgewood Growth ETF, is incorporated herein by reference to exhibit (d)(2)(ix) of Post-Effective Amendment No. 383 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001398344-26-010653 on June 9, 2026.

(d)(3)(x) Expense Limitation Agreement, dated March 31, 2010, between the Registrant and Sands Capital Management, LLC, relating to the Sands Capital Global Growth Fund, is incorporated herein by reference to exhibit (d)(34) of Post-Effective Amendment No. 206 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-13-000118 on March 1, 2013.

(d)(3)(xi) Amendment No. [X], dated [DATE], to the Expense Limitation Agreement between the Registrant and Sands Capital Management, LLC, to be filed by amendment.

(d)(3)(xii) Expense Limitation Agreement, dated December 15, 2011, between the Registrant and Loomis, Sayles & Company, L.P., relating to the Loomis Sayles Full Discretion Institutional Securitized Fund, is incorporated herein by reference to exhibit (d)(38) of Post-Effective Amendment No. 206 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-13-000118 on March 1, 2013.

(d)(3)(xiii) Expense Limitation Agreement, dated February 20, 2012, between the Registrant and Hamlin Capital Management, LLC, relating to the Hamlin High Dividend Equity Fund, is incorporated herein by reference to exhibit (d)(46) of Post-Effective Amendment No. 183 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000195 on March 29, 2012.

(d)(3)(xiv) Amended Schedule A, dated January 1, 2019, to the Expense Limitation Agreement, dated February 20, 2012, between the Registrant and Hamlin Capital Management, LLC, relating to the Hamlin High Dividend Equity Fund, is incorporated herein by reference to exhibit (d)(3)(xv) of Post-Effective Amendment No. 308 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001398344-19-007375 on April 30, 2019.

(d)(3)(xv) Expense Limitation Agreement, dated February 23, 2016, between the Registrant and CIBC Private Wealth Advisors, Inc. (formerly, AT Investment Advisers, Inc.), relating to the CIBC Atlas Disciplined Equity Fund, CIBC Atlas Income Opportunities Fund and CIBC Atlas Mid Cap Equity Fund, is incorporated herein by reference to exhibit (d)(2)(xix) of Post-Effective Amendment No. 261 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-16-001069 on February 26, 2016.

(d)(3)(xvi) Amended and Restated Schedule A, dated June 5, 2025, to the Expense Limitation Agreement, dated February 23, 2016, between the Registrant and CIBC Private Wealth Advisors, Inc. (formerly, AT Investment Advisers, Inc.), relating to the CIBC Atlas Disciplined Equity Fund, CIBC Atlas Income Opportunities Fund, CIBC Atlas Mid Cap Equity Fund, CIBC Atlas International Growth Fund and CIBC Atlas Thematic Solutions Fund, is incorporated herein by reference to exhibit (d)(2)(xiv) of Post-Effective Amendment No. 375 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001398344-25-011497 on June 6, 2025.

(d)(3)(xvii) Expense Limitation Agreement, dated December 13, 2017, between the Registrant and CIBC Private Wealth Advisors, Inc. (formerly, AT Investment Advisers, Inc.), relating to the CIBC Atlas All Cap Growth Fund and CIBC Atlas Equity Income Fund (together with the CIBC Atlas Disciplined Equity Fund, CIBC Atlas Income Opportunities Fund, CIBC Atlas Mid Cap Equity Fund, CIBC Atlas International Growth Fund and CIBC Atlas Thematic Solutions Fund, the “CIBC Atlas Funds”), is incorporated herein by reference to exhibit (d)(3)(xviii) of Post-Effective Amendment No. 288 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-17-001113 on December 13, 2017.

(d)(3)(xviii) Expense Limitation Agreement, effective as of July 3, 2013, between the Registrant and Fayez Sarofim & Co., relating to the Sarofim Equity Fund, is incorporated herein by reference to exhibit (d)(75) of Post-Effective Amendment No. 219 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-13-000386 on July 26, 2013.

(d)(3)(xix) Expense Limitation Agreement, effective as of January 1, 2024, between the Registrant and Acadian Asset Management LLC, is incorporated herein by reference to exhibit (d)(2)(xvii) of Post-Effective Amendment No. 372 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001398344-25-004462 on February 28, 2025.

(d)(3)(xx) Expense Limitation Agreement, effective as of March 31, 2026, between the Registrant and Breckinridge Capital Advisors, Inc., relating to the Breckinridge Municipal Bond Completion Fund, is incorporated herein by reference to exhibit (d)(2)(xix) of Post-Effective Amendment No. 380 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), file with the SEC via EDGAR Accession No. 0001398344-26-006247.

(e)(1)(i) Distribution Agreement, dated November 14, 1991, as amended and restated November 14, 2005, between the Registrant and SEI Investments Distribution Co. (formerly, SEI Financial Services Company) is incorporated herein by reference to exhibit (e)(1)(i) of Post-Effective Amendment No. 252 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-15-000094 on February 27, 2015.

(e)(1)(ii) Amendment No. 1, effective as of August 30, 2010, to the Distribution Agreement, dated November 14, 1991, as amended and restated November 14, 2005, between the Registrant and SEI Investments Distribution Co. (formerly, SEI Financial Services Company), is incorporated herein by reference to exhibit (e)(3) of Post-Effective Amendment No. 158 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-11-000517 on September 16, 2011.

(e)(1)(iii) Amendment No. 2, dated November 13, 2018, to the Distribution Agreement, dated November 14, 1991, as amended and restated November 14, 2005 and as amended August 30, 2010, between the Registrant and SEI Investments Distribution Co. (formerly, SEI Financial Services Company), is incorporated herein by reference to exhibit (e)(1)(iii) of Post-Effective Amendment No. 308 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001398344-19-007375 on April 30, 2019.

(e)(1)(iv) Distribution Services Agreements, dated June 4, 2026, between Edgewood Management LLC and SEI Investments Distribution Co., is incorporated herein by reference to exhibit (e)(1)(iv) of Post-Effective Amendment No. 383 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001398344-26-010653 on June 9, 2026.

(e)(2) Form of Authorized Participant Agreement is incorporated herein by reference to exhibit (e)(2) of Post-Effective Amendment No. 362 to the Registration Statement of The Advisors’ Inner Circle Fund (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001398344-22-025119 on December 29, 2022.

(e)(3) Revised Form of Amended Sub-Distribution and Servicing Agreement for SEI Investments Distribution Co., dated October 2007, is incorporated herein by reference to exhibit (e)(2) of Post-Effective Amendment No. 76 to the Registration Statement of The Advisors' Inner Circle Fund II (File No. 033-50718), filed with the SEC via EDGAR Accession No. 0001135428-08-000222 on May 30, 2008.

(f) Not applicable.

(g)(1)(i) Amended and Restated Custody Agreement, dated February 12, 2013, between the Registrant and U.S. Bank, National Association, is incorporated herein by reference to exhibit (g)(1)(i) of Post-Effective Amendment No. 233 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-14-000296 on April 30, 2014.

(g)(1)(ii) Amendment, dated December 9, 2024, to the Amended and Restated Custody Agreement, dated February 12, 2013, between the Registrant and U.S. Bank, National Association, is incorporated herein by reference to exhibit (g)(1)(ii) of Post-Effective Amendment No. 370 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001398344-24-023132 on December 11, 2024.

(g)(1)(iii) Amendment No. 7 to the Amended and Restated Custody Agreement, dated February 12, 2013, between the Registrant and U.S. Bank, National Association, is incorporated herein by reference to exhibit (g)(1)(iii) of Post-Effective Amendment No. 383 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001398344-26-010653 on June 9, 2026.

(g)(2)(i) Custodian Agreement, dated November 25, 2014, between the Registrant and Brown Brothers Harriman & Co. is incorporated herein by reference to exhibit (g)(3)(i) of Post-Effective Amendment No. 266 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-16-001507 on August 24, 2016.

(g)(2)(ii) Amendment, dated May 12, 2015, to the Custodian Agreement, dated November 25, 2014, between the Registrant and Brown Brothers Harriman & Co. is incorporated herein by reference to exhibit (g)(3)(ii) of Post-Effective Amendment No. 266 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-16-001507 on August 24, 2016.

(g)(2)(iii) Amendment, dated November 6, 2015, to the Custodian Agreement, dated November 25, 2014, between the Registrant and Brown Brothers Harriman & Co. is incorporated herein by reference to exhibit (g)(3)(iii) of Post-Effective Amendment No. 266 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-16-001507 on August 24, 2016.

(g)(2)(iv) Amendment, dated August 25, 2016, to the Custodian Agreement, dated November 25, 2014, between the Registrant and Brown Brothers Harriman & Co. is incorporated herein by reference to exhibit (g)(3)(iv) of Post-Effective Amendment No. 272 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-16-001815 on October 31, 2016.

(g)(2)(v) Amendment, dated April 1, 2026, to the Custodian Agreement, dated November 25, 2014, between the Registrant and Brown Brothers Harriman & Co., is incorporated herein by reference to exhibit (g)(2)(v) of Post-Effective Amendment No. 380 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), file with the SEC via EDGAR Accession No. 0001398344-26-006247.

(g)(3) Custodian and Transfer Agent Agreement, dated January 24, 2023, between the Registrant and Brown Brothers Harriman & Co., is incorporated herein by reference to exhibit (g)(3) of Post-Effective Amendment No. 363 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001398344-23-001234 on January 27, 2023.

(h)(1) Amended and Restated Administration Agreement, dated November 13, 2018, between the Registrant and SEI Investments Global Funds Services, is incorporated herein by reference to exhibit (h)(1) of Post-Effective Amendment No. 305 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001398344-19-003603 on February 28, 2019.

(h)(1)(i) Amendment, dated May 24, 2023, to the Amended and Restated Administration Agreement, dated November 13, 2018, between the Registrant and SEI Investments Global Funds Services, is incorporated herein by reference to exhibit (h)(1)(i) of Post-Effective Amendment No. 366 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001398344-24-001171 on January 26, 2024.

(h)(2)(i) Transfer Agency and Service Agreement, dated January 15, 2003, between the Registrant and State Street Bank and Trust Company is incorporated herein by reference to exhibit (h)(62) of Post-Effective Amendment No. 67 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-03-000495 on August 28, 2003.

(h)(2)(ii) AML Delegation Amendment, dated June 18, 2003, to the Transfer Agency and Service Agreement, dated January 15, 2003, between the Registrant and State Street Bank and Trust Company is incorporated herein by reference to exhibit (h)(65) of Post-Effective Amendment No. 68 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-03-000630 on December 29, 2003.

(h)(2)(iii) Amendment to and Assignment of Transfer Agency and Service Agreement, dated March 8, 2018, between the Registrant and State Street Bank and Trust Company, is incorporated herein by reference to exhibit (h)(2)(iii) of Post-Effective Amendment No. 294 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001398344-18-006346 on April 30, 2018.

(h)(2)(iv) Agency Agreement, dated April 1, 2006, between the Registrant and SS&C Global Investor & Distribution Solutions, Inc. (formerly, DST Systems, Inc.) is incorporated herein by reference to exhibit (h)(7) of Post-Effective Amendment No. 190 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000262 on May 23, 2012.

(h)(2)(v) Amended Fee Schedule, dated August 30, 2012, to the Agency Agreement, dated April 1, 2006, between the Registrant and SS&C Global Investor & Distribution Solutions, Inc. (formerly, DST Systems, Inc.) is incorporated herein by reference to exhibit (h)(10) of Post-Effective Amendment No. 193 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000370 on August 22, 2012.

(h)(2)(vi) Amendment, dated November 13, 2013, to the Agency Agreement, dated April 1, 2006, between the Registrant and SS&C Global Investor & Distribution Solutions, Inc. (formerly, DST Systems, Inc.) is incorporated herein by reference to exhibit (h)(2)(viii) of Post-Effective Amendment No. 266 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-16-001507 on August 24, 2016.

(h)(2)(vii) Amendment No. 3, dated April 30, 2018, to the Agency Agreement, dated April 1, 2006, between the Registrant and SS&C Global Investor & Distribution Solutions, Inc. (formerly, DST Systems, Inc.) is incorporated herein by reference to exhibit (h)(2)(viii) of Post-Effective Amendment No. 297 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001398344-18-012526 on August 27, 2018.

(h)(2)(viii) Amendment, dated October 2023, to the Agency Agreement, dated April 1, 2006, between the Registrant and SS&C Global Investor & Distribution Solutions, Inc. (formerly, DST Systems, Inc.), is incorporated herein by reference to exhibit (h)(2)(ix) of Post-Effective Amendment No. 367 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001398344-24-004827 on February 28, 2024.

(h)(2)(ix) Transfer Agency Services Agreement, dated November 14, 2012, between the Registrant and Atlantic Shareholder Services, LLC, is incorporated herein by reference to exhibit (h)(2)(viii) of Post-Effective Amendment No. 292 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001398344-18-003073 on February 28, 2018.

(h)(2)(x) Amendment, dated November 19, 2013, to the Transfer Agency Services Agreement, dated November 14, 2012, between the Registrant and Atlantic Shareholder Services, LLC, is incorporated herein by reference to exhibit (h)(2)(ix) of Post-Effective Amendment No. 292 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001398344-18-003073 on February 28, 2018.

(h)(2)(xi) Transfer Agent Servicing Agreement, dated September 5, 2024, between the Registrant and U.S. Bancorp Fund Services, LLC, is incorporated herein by reference to exhibit (h)(2)(xi) of Post-Effective Amendment No. 370 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001398344-24-023132 on December 11, 2024.

(h)(2)(xii) First Amendment, dated December 9, 2024, to the Transfer Agency Agreement dated September 5, 2024, between the Registrant and U.S. Bancorp Fund Services, LLC, is incorporated herein by reference to exhibit (h)(2)(xii) of Post-Effective Amendment No. 370 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001398344-24-023132 on December 11, 2024.

(h)(3)(i) Shareholder Services Plan is incorporated herein by reference to exhibit (h)(3) of Post-Effective Amendment No. 261 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-16-001069 on February 26, 2016.

(h)(3)(ii) Amended Exhibit A, dated February 26, 2025, to the Shareholder Services Plan is incorporated herein by reference to exhibit (h)(3)(ii) of Post-Effective Amendment No. 375 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001398344-25-011497 on June 6, 2025.

(h)(4)(i) Securities Lending Agreement, dated October 26, 2020, by and between the Registrant and U.S. Bank National Association, is incorporated herein by reference to exhibit (h)(4)(v) of Post-Effective Amendment No. 333 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001398344-21-005168 on February 26, 2021.

(h)(4)(ii) First Amendment, dated August 20, 2021, to the Securities Lending Agreement dated October 26, 2020, by and between the Registrant and U.S. Bank National Association, is incorporated herein by reference to exhibit (h)(4)(v) of Post-Effective Amendment No. 349 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001398344-22-001310 on January 28, 2022.

(i) Opinion and Consent of Counsel, Morgan, Lewis & Bockius LLP, to be filed by amendment.

(j) Not Applicable.

(k) Not Applicable.

(l) Not Applicable.

(m)(1)(i) Distribution Plan, dated August 8, 1994, as amended August 14, 2000, is incorporated herein by reference to exhibit (m) of Post-Effective Amendment No. 41 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0000950109-00-004829 on December 13, 2000.

(m)(1)(ii) Schedule A, as last amended February 26, 2025, to the Distribution Plan, dated August 8, 1994, as amended August 14, 2000, is incorporated herein by reference to exhibit (m)(1)(ii) of Post-Effective Amendment No. 375 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001398344-25-011497 on June 6, 2025.

(m)(2) ETF Distribution Plan, dated August 17, 2021, is incorporated herein by reference to exhibit (m)(2) of Post-Effective Amendment No. 363 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001398344-23-001234 on January 27, 2023.

(m)(3) Amended Schedule A, dated February 24, 2026, to the ETF Distribution Plan, dated August 17, 2021, is incorporated herein by reference to exhibit (m)(4) of Post-Effective Amendment No. 383 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001398344-24-023132 on June 9, 2026

(m)(4) Amended Schedule A, dated [DATE], to the ETF Distribution Plan, dated August 17, 2021, as amended, to be filed by amendment.

(n)(1) Registrant's Amended and Restated Rule 18f-3 Plan, dated February 21, 2007, including Schedules and Certificates of Class Designation thereto, is incorporated herein by reference to exhibit (n) of Post-Effective Amendment No. 229 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-14-000099 on February 28, 2014.

(n)(2) Amended and Restated Schedule M and Certificates of Class Designation to the Registrant’s Amended and Restated Rule 18f-3 Plan, dated February 21, 2007, relating to the LSV Value Equity Fund, LSV Conservative Value Equity Fund, LSV Small Cap Value Fund, LSV U.S. Managed Volatility Fund, LSV Global Managed Volatility Fund, LSV Global Value Fund and LSV Emerging Markets Equity Fund, is incorporated herein by reference to exhibit (n)(2) of Post-Effective Amendment No. 297 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001398344-18-012526 on August 27, 2018.

(n)(3) Amended and Restated Schedule B and Certificates of Class Designation to the Amended and Restated Rule 18f-3 Plan, dated February 21, 2007, relating to the Cambiar Opportunity Fund, Cambiar International Equity Fund, Cambiar Small Cap Fund and Cambiar SMID Fund, is incorporated herein by reference to exhibit (n)(3) of Post-Effective Amendment No. 258 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-15-000632 on August 28, 2015.

(n)(4) Schedule N and Certificates of Class Designation to the Registrant’s Amended and Restated Rule 18f-3 Plan, dated February 21, 2007, relating to the Acadian Emerging Markets Portfolio, is incorporated herein by reference to exhibit (n)(5) of Post-Effective Amendment No. 268 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-16-001670 on September 1, 2016.

(n)(5) Amended and Restated Schedule C and Certificates of Class Designation to the Amended and Restated Rule 18f-3 Plan, dated February 21, 2007, relating to the Edgewood Growth Fund, is incorporated herein by reference to exhibit (n)(6) of Post-Effective Amendment No. 274 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-16-001948 on December 30, 2016.

(n)(6) Amended and Restated Schedule L and Certificates of Class Designation to the Amended and Restated Rule 18f-3 Plan, dated February 21, 2007, relating to the CIBC Atlas Funds, is incorporated herein by reference to exhibit (n)(6) of Post-Effective Amendment No. 375 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001398344-25-011497 on June 6, 2025.

(o) Not Applicable.

(p)(1) Registrant's Code of Ethics, dated November 2007, is incorporated herein by reference to exhibit (p)(1) of Post-Effective Amendment No. 100 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-07-000518 on November 15, 2007.

(p)(2) LSV Asset Management Revised Code of Ethics, dated May 28, 2024, is incorporated herein by reference to exhibit (p)(2) of Post-Effective Amendment No. 370 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001398344-24-023132 on December 11, 2024.

(p)(3) Cambiar Investors, LLC Revised Code of Ethics, dated January 2023, is incorporated herein by reference to exhibit (p)(3) of Post-Effective Amendment No. 366 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001398344-24-001171 on January 26, 2024.

(p)(4) Haverford Investment Management, Inc. Revised Code of Ethics, dated April 2017, is incorporated herein by reference to exhibit (p)(8) of Post-Effective Amendment No. 284 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-17-000729 on August 28, 2017.

(p)(5) Rice Hall James & Associates, LLC Revised Code of Ethics, dated June 2024, is incorporated herein by reference to exhibit (p)(5) of Post-Effective Amendment No. 372 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001398344-25-004462 on February 28, 2025.

(p)(6) Acadian Asset Management LLC Revised Code of Ethics, dated January 2016, is incorporated herein by reference to exhibit (p)(10) of Post-Effective Amendment No. 272 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-16-001815 on October 31, 2016.

(p)(7) Edgewood Management LLC Revised Code of Ethics, dated December 29, 2023, is incorporated herein by reference to Exhibit (p)(7) of Post-Effective Amendment No. 368 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001398344-24-008202 on April 29, 2024.

(p)(8) Sands Capital Management, LLC Revised Code of Ethics, dated October 2024, is incorporated herein by reference to exhibit (p)(8) of Post-Effective Amendment No. 372 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001398344-25-004462 on February 28, 2025.

(p)(9) Loomis, Sayles & Company L.P. Revised Code of Ethics, dated December 10, 2025 is incorporated herein by reference to Exhibit (p)(9) of Post-Effective Amendment No. 379 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001398344-26-004040 on February 27, 2026.

(p)(10) Hamlin Capital Management, LLC Revised Code of Ethics is incorporated herein by reference to exhibit (p)(19) of Post-Effective Amendment No. 233 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-14-000296 on April 30, 2014.

(p)(11) SEI Investments Distribution Co. Revised Code of Ethics, dated February 29, 2024, is incorporated herein by reference to exhibit (p)(11) of Post-Effective Amendment No. 370 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001398344-24-023132 on December 11, 2024.

(p)(12) CIBC Private Wealth Advisors, Inc. (formerly, AT Investment Advisers, Inc.) Code of Ethics, dated March 31, 2010, is incorporated herein by reference to exhibit (p)(46) of Post-Effective Amendment No. 221 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-13-000503 on September 4, 2013.

(p)(13) Fayez Sarofim & Co. Code of Ethics, dated October 27, 2014, is incorporated herein by reference to exhibit (p)(38) of Post-Effective Amendment No. 255 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-15-000328 on April 30, 2015.

(p)(14) SEI Investments Global Funds Services Revised Code of Ethics, is incorporated herein by reference to exhibit (p)(14) of Post-Effective Amendment No. 370 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001398344-24-023132 on December 11, 2024.

(p)(15) Breckinridge Capital Advisors, Inc. Code of Ethics, dated September 10, 2025, is incorporated herein by reference to exhibit (p)(15) of Post-Effective Amendment No. 380 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), file with the SEC via EDGAR Accession No. 0001398344-26-006247.

(q)(1) Powers of Attorney, dated August 18, 2020, for Messrs. Robert A. Nesher, N. Jeffrey Klauder, Bruce R. Speca, Joseph T. Grause, Jr., Robert Mulhall and Michael Beattie are incorporated herein by reference to exhibit (q)(1) of Post-Effective Amendment No. 332 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001398344-20-025274 on December 30, 2020.

(q)(2) Power of Attorney, dated March 24, 2021, for Mr. Andrew Metzger is incorporated herein by reference to Exhibit (q)(2) of Post-Effective Amendment No. 334 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001398344-21-009258 on April 30, 2021.

(q)(3) Powers of Attorney for Mses. Kathleen Gaffney and Monica Walker are incorporated herein by reference to Exhibit (q)(3) of Post-Effective Amendment No. 354 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001398344-22-008409 on April 29, 2022.

(q)(4) Resolution adopted by the Board of Trustees of the Registrant on August 18, 2020 is incorporated herein by reference to exhibit (q)(2) of Post-Effective Amendment No. 332 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001398344-20-025274 on December 30, 2020.

ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT:

Not Applicable.

ITEM 30. INDEMNIFICATION:

Article VIII of the Agreement and Declaration of Trust filed as Exhibit (a) to the Registrant’s Registration Statement is incorporated herein by reference. Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “1933 Act”) may be permitted to trustees, directors, officers and controlling persons of the Registrant by the Registrant pursuant to the Agreement and Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the SEC, such indemnification is against public policy as expressed in the 1933 Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, directors, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, directors, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issues.

ITEM 31. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISERS:

The following lists any other business, profession, vocation or employment of a substantial nature in which each investment adviser, and each director, officer or partner of that investment adviser, is or has been engaged within the last two fiscal years for his or her own account or in the capacity of director, officer, employee, partner, or trustee. Unless noted below, none of the investment advisers, and/or director, officer or partner of each investment adviser, is or has been engaged within the last two fiscal years in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, partner or trustee.

Acadian Asset Management LLC

Acadian Asset Management LLC (“Acadian”) serves as the investment adviser to the Acadian Emerging Markets Portfolio. The principal address of Acadian is 260 Franklin Street, Boston, Massachusetts 02110. Acadian is an investment adviser registered under the Investment Advisers Act of 1940. The information listed below is for the fiscal years ended October 31, 2024 and 2025.

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
Kelly Young, CEO

Acadian Asset Management (Australia) Ltd

20 Martin Place

Level 9, Suite 3

Sydney, NSW 2000

Australia

Acadian Asset Management (Singapore) Pte Ltd

8 Marina View, #40-01

Asia Square Tower 1

Singapore, 018960

Chief Executive Officer - Acadian Asset Management Inc. (“AAMI”- a public company traded on the NYSE)

200 State Street, Suite 601A

Boston, MA 02109

Affiliated Directorships

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
Brendan Bradley, Executive Vice President, CIO

Acadian Asset Management (Australia) Ltd

20 Martin Place

Level 9, Suite 3

Sydney, NSW 2000

Australia

Acadian Asset Management (Singapore) Pte Ltd

8 Marina View, #40-01

Asia Square Tower 1

Singapore 018960

Affiliated Directorships

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
Ted Noon, Executive Vice President, Chief Marketing Officer

Acadian Asset Management (Australia) Ltd

20 Martin Place

Level 9, Suite 3

Sydney, NSW 2000

Australia

Acadian Asset Management (Singapore) Pte Ltd

8 Marina View, #40-01

Asia Square Tower 1

Singapore 018960

Affiliated Directorships

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
Alexandre Voitenok, Executive Vice President, Deputy Chief Investment Officer

Acadian Asset Management (Australia) Ltd

20 Martin Place

Level 9, Suite 3

Sydney, NSW 2000

Australia

Acadian Asset Management (Singapore) Pte Ltd

8 Marina View, #40-01

Asia Square Tower 1

Singapore 018960

Affiliated Directorships

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
Richard Hart, Member of Board of Managers

Acadian Asset Management Inc. (“AAMI”- a public company traded on the NYSE);

200 State Street, Suite 601A

Boston, MA 02109

Acadian Asset Management LLC (an investment advisor)

260 Franklin Street

Boston, MA 02110

Chief Legal Officer Affiliated Directorships

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
Melody Huang, Member of Board of Managers

Acadian Asset Management Inc. (“AAMI”- a public company traded on the NYSE);

200 State Street, Suite 601A

Boston, MA 02109

Acadian Asset Management LLC (an investment advisor)

260 Franklin Street

Boston, MA 02110

Director of Finance and Investor Relations Affiliated Directorships

Breckinridge Capital Advisors, Inc.

Breckinridge Capital Advisors, Inc. (“Breckinridge”) serves as the investment adviser to the Breckinridge Municipal Bond Completion Fund. The principal address of Breckinridge is 125 High Street, Suite 431, Boston, Massachusetts 02110. Breckinridge is an investment adviser registered under the Investment Advisers Act of 1940.

During the fiscal years ended December 31, 2024 and 2025, no director, officer or partner of Breckinridge engaged in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, partner or trustee.

Cambiar Investors, LLC

Cambiar Investors, LLC (“Cambiar”) serves as the investment adviser to the Cambiar Opportunity Fund, Cambiar International Equity Fund, Cambiar Small Cap Fund, Cambiar SMID Fund, and Cambiar Aggressive Value ETF. The principal address of Cambiar is 200 Columbine Street, Suite 800, Denver, Colorado 80206. Cambiar is an investment adviser registered under the Investment Advisers Act of 1940.

During the fiscal years ended October 31, 2024 and 2025, no director, officer or partner of Cambiar engaged in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, partner or trustee.

CIBC Private Wealth Advisors, Inc.

CIBC Private Wealth Advisors, Inc. (“CIBC”) serves as the investment adviser for the CIBC Atlas Disciplined Equity Fund, CIBC Atlas Income Opportunities Fund, CIBC Atlas Mid Cap Equity Fund, CIBC Atlas All Cap Growth Fund, CIBC Atlas Equity Income Fund, CIBC Atlas International Growth Fund and CIBC Atlas Thematic Solutions Fund. The principal address of CIBC is 181 West Madison Street, 36th Floor, Chicago, Illinois 60602. CIBC is an investment adviser registered with the SEC under the Investment Advisers Act of 1940. The information listed below is for the fiscal years ended October 31, 2024 and 2025.

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
Paul Carey, Chief Financial Officer and Treasurer	CIBC Bancorp USA 120 South LaSalle Street Chicago, IL 60603	Chief Financial Officer
Trevor Chambers, Board Member	CIBC Bancorp USA 120 South LaSalle Street Chicago, IL 60603	Vice President, Corporate Controller and Chief Accounting Officer

Dan Feldman, Board Member	CIBC Bancorp USA 300 Madison Ave, 6th Floor New York, NY 10017”	Vice President, Enterprise Risk Management
Kimberly Ekwemoha, Chief Anti-Money Laundering Officer	CIBC Bancorp USA 120 South LaSalle Street Chicago, IL 60603	US Chief Anti-Money Laundering Officer and Global Sanctions
Clifford McCann, Chief Information Security Officer	CIBC Bancorp USA 120 South LaSalle Street Chicago, IL 60603	Chief Information Security Officer

Edgewood Management LLC

Edgewood Management LLC (“Edgewood”) serves as the investment adviser to the Edgewood Growth Fund and Edgewood Growth ETF. The principal address of Edgewood is 600 Steamboat Road, Suite 103, Greenwich, Connecticut 06830. Edgewood is an investment adviser registered under the Investment Advisers Act of 1940.

During the fiscal years ended September 30, 2024 and 2025, no director, officer or partner of Edgewood engaged in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, partner or trustee.

Fayez Sarofim & Co.

Fayez Sarofim & Co. (“Fayez Sarofim”) serves as the investment adviser for the Sarofim Equity Fund. The principal address of Fayez Sarofim is 2907 Two Houston Center, 909 Fannin Street, Houston, Texas 77010. Fayez Sarofim is an investment adviser registered under the Investment Advisers Act of 1940. The information listed below is for the fiscal years ended December 31, 2024 and 2025.

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
Christopher B. Sarofim Chairman	Kemper Corporation One East Wacker Drive Chicago, IL 60601	Director, term expired in May 2024
	Sarofim Trust Co. Two Houston Center Suite 2907 Houston, TX 77010	Chairman
	Sarofim Realty Advisors LLC. Two Houston Center Suite 2907 Houston, TX 77010	Director
	Sarofim International Management Company Two Houston Center Suite 2907 Houston, TX 77010	Director, Chairman and President

	The Sarofim Group, LLC. Two Houston Center Suite 2907 Houston, TX 77010	Chairman and Director
	Flame Acquisition Corp. 700 Milam St. Suite 3300 Houston, TX 77002	Director
	Sable Offshore Corp, 845 Texas Avenue Suite 2920 Houston, TX 77002	Director
	Sima Capital LLC 2001 Kirby Dr. Suite 808 Houston, TX 77019	Managing Member
Raye G. White Executive Vice President, Secretary, Treasurer and Director	Sarofim Trust Co. Two Houston Center Suite 2907 Houston, TX 77010	Executive Vice President, Treasurer and Director (resigned April 2026)
	Sarofim International Management Company Two Houston Center Suite 2907 Houston, TX 77010	Executive Vice President, Secretary, Treasurer and Director
	Sarofim Realty Advisors LLC. Two Houston Center Suite 2907 Houston, TX 77010	Secretary and Treasurer
	The Sarofim Group, LLC Two Houston Center Suite 2907 Houston, TX 77010	Executive Vice President, Secretary, Treasurer and Director
William Gentry Lee, Jr., CFA Chief Executive Officer, Chief Investment Officer, and Director	Sarofim Trust Co. Two Houston Center Suite 2907 Houston, TX 77010	Chief Investment Officer
	Sarofim International Management Company Two Houston Center Suite 2907 Houston, TX 77010	Chief Executive Officer, Chief Investment Officer and Director
	Sarofim Realty Advisors LLC. Two Houston Center Suite 2907 Houston, TX 77010	Director

	The Sarofim Group, LLC Two Houston Center Suite 2907 Houston, TX 77010	Chief Executive Officer and Director
Michele Gibbons General Counsel and Chief Legal Officer	Sarofim Trust Co. Two Houston Center Suite 2907 Houston, TX 77010	General Counsel and Chief Legal Officer
	Sarofim International Management Company Two Houston Center Suite 2907 Houston, TX 77010	General Counsel and Chief Legal Officer
	The Sarofim Group, LLC Two Houston Center Suite 2907 Houston, TX 77010	General Counsel and Chief Legal Officer
	Sarofim Realty Advisors LLC. Two Houston Center Suite 2907 Houston, TX 77010	General Counsel and Chief Legal Officer
John Colucci IV Chief Operating Officer	Sarofim Trust Co. Two Houston Center Suite 2907 Houston, TX 77010	Chief Operating Officer
	Sarofim International Management Company Two Houston Center Suite 2907 Houston, TX 77010	Chief Operating Officer
	The Sarofim Group, LLC Two Houston Center Suite 2907 Houston, TX 77010	Chief Operating Officer
Alan R. Christensen, CFA President and Head of Investment Risk	Sarofim Trust Co. Two Houston Center Suite 2907 Houston, TX 77010	Head of Investment Risk and Director
	Sarofim International Management Company Two Houston Center Suite 2907 Houston, TX 77010	Head of Investment Risk

	The Sarofim Group, LLC Two Houston Center Suite 2907 Houston, TX 77010	President and Head of Investment Risk
William D. Hanna Chief Compliance Officer	Sarofim Trust Co. Two Houston Center Suite 2907 Houston, TX 77010	Chief Compliance Officer, Trust Officer and Director
	Sarofim Realty Advisors LLC. Two Houston Center Suite 2907 Houston, TX 77010	Chief Compliance Officer
	The Sarofim Group, LLC Two Houston Center Suite 2907 Houston, TX 77010	Chief Compliance Officer
	Sarofim International Management Company Two Houston Center Suite 2907 Houston, TX 77010	Chief Compliance Officer
N. Chase Robison Chief Financial Officer	Sarofim Trust Co. Two Houston Center Suite 2907 Houston, TX 77010	Chief Financial Officer
	Sarofim Realty Advisors LLC. Two Houston Center Suite 2907 Houston, TX 77010	Chief Financial Officer
	The Sarofim Group, LLC Two Houston Center Suite 2907 Houston, TX 77010	Chief Financial Officer
	Sarofim International Management Company Two Houston Center Suite 2907 Houston, TX 77010	Chief Financial Officer

Hamlin Capital Management, LLC

Hamlin Capital Management, LLC (“Hamlin”) serves as the investment adviser for the Hamlin High Dividend Equity Fund. The principal address of Hamlin is 640 Fifth Avenue, 11th Floor, New York, New York 10019. Hamlin is an investment adviser registered under the Investment Advisers Act of 1940. The information listed below is for the fiscal years ended December 31, 2024 and 2025.

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
Mark Stitzer – Managing Partner	Hamlin Capital Advisors, LLC 5550 West Executive Drive, Suite 540 Tampa, FL 33609	Owner
	Branchville Persistence, LLC 640 Fifth Avenue, 11th Floor New York, NY 10019	Owner
	Hamlin-Crest GP, LLC 640 Fifth Avenue, 11th Floor New York, NY 10019	Owner

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
Joseph Bridy – Partner & Fixed Income Portfolio Manager	Hamlin Capital Advisors, LLC 5550 West Executive Drive, Suite 540 Tampa, FL 33609	Owner
	Branchville Persistence, LLC 640 Fifth Avenue, 11th Floor New York, NY 10019	Owner
	Hamlin-Crest GP, LLC 640 Fifth Avenue, 11th Floor New York, NY 10019	Owner
Chris D’Agnes – Partner & Equity Portfolio Manager	Hamlin Capital Advisors, LLC 5550 West Executive Drive, Suite 540 Tampa, FL 33609	Owner
	Hamlin-Crest GP, LLC 640 Fifth Avenue, 11th Floor New York, NY 10019	Owner

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
Charlie Garland – Partner and Client Portfolio Manager	Hamlin Capital Advisors, LLC 5550 West Executive Drive, Suite 540 Tampa, FL 33609	Owner
	Hamlin-Crest GP, LLC 640 Fifth Avenue, 11th Floor New York, NY 10019	Owner

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
Deborah Finegan – Partner & Chief Operating Officer	Hamlin Capital Advisors, LLC 5550 West Executive Drive, Suite 540 Tampa, FL 33609	Owner

	Branchville Persistence, LLC 640 Fifth Avenue, 11th Floor New York, NY 10019	Owner
	Hamlin-Crest GP, LLC 640 Fifth Avenue, 11th Floor New York, NY 10019	Owner
Parker Stitzer – Partner & Bond Analyst	Hamlin-Crest GP, LLC 640 Fifth Avenue, 11th Floor New York, NY 10019	Owner
Michael Tang – Partner & Equity Portfolio Manager	Hamlin-Crest GP, LLC 640 Fifth Avenue, 11th Floor New York, NY 10019	Owner

Haverford Financial Services, Inc.

Haverford Financial Services, Inc. (“Haverford”) serves as the investment adviser for the Haverford Quality Growth Stock Fund. The principal address of Haverford is Three Radnor Corporate Center, Suite 450, Radnor, Pennsylvania 19087-4546. Haverford is an investment adviser registered under the Investment Advisers Act of 1940. The information listed below is for the fiscal years ended October 31, 2024 and 2025.

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
George W. Connell Vice Chairman & Owner	The Haverford Trust Company 3 Radnor Corporate Center, Suite 450 Radnor, PA 19087	Vice Chairman & Indirect Owner
	Haverford Trust Securities, Inc. 3 Radnor Corporate Center, Suite 450 Radnor, PA 19087	Vice Chairman & Indirect Owner
	Drexel Morgan & Co. 3 Radnor Corporate Center, Suite 450 Radnor, PA 19087	CEO, President & Owner
Joseph J. McLaughlin Chairman, CEO & President	The Haverford Trust Company 3 Radnor Corporate Center, Suite 450 Radnor, PA 19087	Chairman & CEO
	Haverford Trust Securities, Inc. 3 Radnor Corporate Center, Suite 450 Radnor, PA 19087	Registered Representative
Binney H. C. Wietlisbach Executive Vice President	The Haverford Trust Company 3 Radnor Corporate Center, Suite 450 Radnor, PA 19087	Director

Haverford Trust Securities, Inc. 3 Radnor Corporate Center, Suite 450 Radnor, PA 19087
Henry B. Smith Head of Investment Strategy	The Haverford Trust Company 3 Radnor Corporate Center, Suite 450 Radnor, PA 19087	Head of Investment Strategy
	Haverford Trust Securities, Inc. 3 Radnor Corporate Center, Suite 450 Radnor, PA 19087	Registered Representative
	Drexel Morgan & Co. 3 Radnor Corporate Center, Suite 450 Radnor, PA 19087	Advisory Board Member
David Brune Vice President	The Haverford Trust Company 3 Radnor Corporate Center, Suite 450 Radnor, PA 19087	Vice President
	Haverford Trust Securities, Inc. 3 Radnor Corporate Center, Suite 450 Radnor, PA 19087	Registered Representative
John H. Donaldson Vice President	The Haverford Trust Company 3 Radnor Corporate Center, Suite 450 Radnor, PA 19087	Vice President
Timothy E. Gillespie Vice President	The Haverford Trust Company 3 Radnor Corporate Center, Suite 450 Radnor, PA 19087	Vice President
	Haverford Trust Securities, Inc. 3 Radnor Corporate Center, Suite 450 Radnor, PA 19087	Registered Representative
Timothy A. Hoyle Vice President & Chief Investment Officer	The Haverford Trust Company 3 Radnor Corporate Center, Suite 450 Radnor, PA 19087	Vice President & Chief Investment Officer
	Haverford Trust Securities, Inc. 3 Radnor Corporate Center, Suite 450 Radnor, PA 19087	Registered Representative

Jeffrey M. Bagley Vice President Terminated-2/28/2024	The Haverford Trust Company 3 Radnor Corporate Center, Suite 450 Radnor, PA 19087	Vice President
MarieElena V. Ness Chief Compliance Officer	The Haverford Trust Company 3 Radnor Corporate Center, Suite 450 Radnor, PA 19087	VP & Chief Compliance Officer
	Haverford Trust Securities, Inc. 3 Radnor Corporate Center, Suite 450 Radnor, PA 19087	President
	Drexel Morgan & Co. 3 Radnor Corporate Center, Suite 450 Radnor, PA 19087	VP & Chief Compliance Officer
Paul S. Rovner Director, Chief Financial Officer & Treasurer	The Haverford Trust Company 3 Radnor Corporate Center, Suite 450 Radnor, PA 19087	VP, CFO, & Assistant Secretary
	Haverford Trust Securities, Inc. 3 Radnor Corporate Center, Suite 450 Radnor, PA 19087	VP & CFO
	Drexel Morgan & Co. 3 Radnor Corporate Center, Suite 450 Radnor, PA 19087	VP & Secretary
John M. Derderian Vice President	The Haverford Trust Company 3 Radnor Corporate Center, Suite 450 Radnor, PA 19087	Vice President
	Haverford Trust Securities, Inc. 3 Radnor Corporate Center, Suite 450 Radnor, PA 19087	Secretary, Treasurer, Registered Principal
T. Keith Eby Vice President	The Haverford Trust Company 3 Radnor Corporate Center, Suite 450 Radnor, PA 19087	Vice President
	Haverford Trust Securities, Inc. 3 Radnor Corporate Center, Suite 450 Radnor, PA 19087	Registered Representative

Diane E. Goldstein Vice President	The Haverford Trust Company 3 Radnor Corporate Center, Suite 450 Radnor, PA 19087	Vice President
Lydia C. Holiat Vice President	The Haverford Trust Company 3 Radnor Corporate Center, Suite 450 Radnor, PA 19087	Vice President
	Haverford Trust Securities, Inc. 3 Radnor Corporate Center, Suite 450 Radnor, PA 19087	Registered Representative
Seth D. Horwitz Vice President	The Haverford Trust Company 3 Radnor Corporate Center, Suite 450 Radnor, PA 19087	Vice President
	Haverford Trust Securities, Inc. 3 Radnor Corporate Center, Suite 450 Radnor, PA 19087	Registered Representative
David C. Peppard Vice President	The Haverford Trust Company 3 Radnor Corporate Center, Suite 450 Radnor, PA 19087	Vice President
	Haverford Trust Securities, Inc. 3 Radnor Corporate Center, Suite 450 Radnor, PA 19087	Registered Representative
Patrice M. Shute Vice President	The Haverford Trust Company 3 Radnor Corporate Center, Suite 450 Radnor, PA 19087	Vice President
	Haverford Trust Securities, Inc. 3 Radnor Corporate Center, Suite 450 Radnor, PA 19087	Registered Representative
Robert F. Stiles Vice President	The Haverford Trust Company 3 Radnor Corporate Center, Suite 450 Radnor, PA 19087	Vice President
Terminated – 5/31/2024	Haverford Trust Securities, Inc. 3 Radnor Corporate Center, Suite 450 Radnor, PA 19087	Registered Representative

John S. Supplee Director, Vice President	The Haverford Trust Company 3 Radnor Corporate Center, Suite 450 Radnor, PA 19087	Vice President & Chief Operating Officer
	Haverford Trust Securities, Inc. 3 Radnor Corporate Center, Suite 450 Radnor, PA 19087	Registered Principal
Christine E. Walker Nerney Vice President	The Haverford Trust Company 3 Radnor Corporate Center, Suite 450 Radnor, PA 19087	Vice President
	Haverford Trust Securities, Inc. 3 Radnor Corporate Center, Suite 450 Radnor, PA 19087	Registered Representative
Veronica McKee Vice President	The Haverford Trust Company 3 Radnor Corporate Center, Suite 450 Radnor, PA 19087	Vice President & Chief Marketing Officer
Maxine A. Cuffe	The Haverford Trust Company 3 Radnor Corporate Center, Suite 450 Radnor, PA 19087	Vice President & Director of Global Strategies
Halie W. O’Shea	The Haverford Trust Company 3 Radnor Corporate Center, Suite 450 Radnor, PA 19087	Vice President & Director of Research
Robert J. Gormley Senior Operations Officer & Team Lead	The Haverford Trust Company 3 Radnor Corporate Center, Suite 450 Radnor, PA 19087	Senior Operations Officer & Team Lead
	Haverford Trust Securities, Inc. 3 Radnor Corporate Center, Suite 450 Radnor, PA 19087	Registered Principal
James Kane Vice President	The Haverford Trust Company 3 Radnor Corporate Center, Suite 450 Radnor, PA 19087	Vice President
Keith Aleardi President & Director Effective 2/6/2023	The Haverford Trust Company 3 Radnor Corporate Center, Suite 450 Radnor, PA 19087	President & Director

Loomis, Sayles & Company, L.P. (“Loomis Sayles”)

Loomis Sayles acts as adviser to Loomis Sayles Full Discretion Institutional Securitized Fund. The address of Loomis Sayles is One Financial Center, Boston, Massachusetts 02111. Loomis Sayles is an investment adviser registered under the Investment Advisers Act of 1940. The information listed below is for the last two fiscal years October 31, 2024 and 2025.

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
Pramila Agrawal Portfolio Manager, Head of Custom Income Strategies and Director	None.	None.
Kevin P. Charleston Chairman, Chief Executive Officer, President and Director	Loomis Sayles Funds I 888 Boylston Street, Boston, MA 02199	Trustee, President and Chief Executive Officer
	Loomis Sayles Funds II 888 Boylston Street, Boston, MA 02199	Trustee
	Natixis Funds Trust I 888 Boylston Street, Boston, MA 02199	Trustee
	Natixis Funds Trust II 888 Boylston Street, Boston, MA 02199	Trustee
	Natixis Funds Trust IV 888 Boylston Street, Boston, MA 02199	Trustee
	Natixis ETF Trust 888 Boylston Street, Boston, MA 02199	Trustee
	Natixis ETF Trust II 888 Boylston Street, Boston, MA 02199	Trustee
	Gateway Trust 888 Boylston Street, Boston, MA 02199	Trustee
	Loomis Sayles Distributors, Inc. One Financial Center, Boston, MA 02111	Director
	Loomis Sayles Investments Limited 77 Coleman Street, 6th Floor, London, England EC2R 5BJ	Representative of Loomis Sayles as a corporate Director
	Loomis Sayles Trust Company, LLC One Financial Center, Boston, MA 02111	Manager and President
	Loomis Sayles Investments Asia Pte. Ltd. 10 Collyer Quay #05-01/03, Ocean Financial Centre, Singapore 049315	Director
	Loomis Sayles (Netherlands) B.V. Stadsplateau 7, Utrecht, Netherlands 3521 AZ	Managing Director

	Loomis Sayles Capital Re, SAS 43 avenue Pierre Mendès -France 75013 Paris	Chairman of the Supervisory Board (2022 – 2024)
	NIM-os, LLC One Financial Center, Boston, MA 02111	Manager
Matthew J. Eagan Portfolio Manager and Head of Full Discretion and Director	None.	None.
Daniel J. Fuss Vice Chairman and Director	None.	None.
John R. Gidman Chief Operating Officer and Director	NIM-os Technologies, Inc. One Financial Center, Boston, MA 02111	Director and President
	NIM-os, LLC One Financial Center, Boston, MA 02111	Manager and Chief Executive Officer
David L. Giunta Director	Natixis Investment Managers, LLC 888 Boylston Street, Boston, MA 02199	President and Chief Executive Officer, US; Member of the Board of Managers
	Natixis Advisors, LLC 888 Boylston Street, Boston, MA 02199	President and Chief Executive Officer; Member of the Board of Managers
	Natixis Distribution, LLC 888 Boylston Street, Boston, MA 02199	President and Chief Executive Officer; Member of the Board of Managers
	AEW Capital Management, Inc. Two Seaport Lane, Boston, MA 02210	Director
	Gateway Investment Advisers, LLC 312 Walnut Street, Cincinnati, OH 45202	Member of the Board of Managers
	Harris Associates, Inc. 111 South Wacker Drive, Suite 4600, Chicago IL 60606	Director
	Vaughan Nelson Investment Management, Inc. 600 Travis Street, Suite 3800 Houston, TX 77002	Director
	Loomis Sayles Funds I 888 Boylston Street, Boston, MA 02199	Trustee and Executive Vice President

	Loomis Sayles Funds II 888 Boylston Street, Boston, MA 02199	Trustee, President and Chief Executive Officer
	Natixis Funds Trust I 888 Boylston Street, Boston, MA 02199	Trustee, President and Chief Executive Officer
	Natixis Funds Trust II 888 Boylston Street, Boston, MA 02199	Trustee, President and Chief Executive Officer
	Natixis Funds Trust IV 888 Boylston Street, Boston, MA 02199	Trustee, President and Chief Executive Officer
	Natixis ETF Trust 888 Boylston Street, Boston, MA 02199	Trustee, President and Chief Executive Officer
	Natixis ETF Trust II 888 Boylston Street, Boston, MA 02199	Trustee, President and Chief Executive Officer
	Gateway Trust 888 Boylston Street, Boston, MA 02199	Trustee, President and Chief Executive Officer
	NIM-os, LLC One Financial Center, Boston, MA 02111	Manager
Aziz V. Hamzaogullari Founder, Chief Investment Officer and Portfolio Manager, Growth Equity Strategies,and Director	None.	None.
Maurice Leger Head of Global Distribution and Director	Loomis Sayles Trust Company, LLC One Financial Center, Boston, MA 02111	Manager
	Loomis Sayles Distributors, L.P. One Financial Center, Boston, MA 02111	President
	Loomis Sayles Capital Re, SAS 43 avenue Pierre Mendès -France 75013 Paris	Supervisory Board Member (2022 – 2024)
Richard G. Raczkowski Co-Head and Portfolio Manager, Relative Return, and Director	None.	None.
Rebecca O’Brien Radford General Counsel, Secretary and Director (1/1/23 to present)	Loomis Sayles Distributors, Inc. One Financial Center, Boston, MA 02111	Director

	Loomis Sayles Investments Limited 77 Coleman Street, 6th Floor, London, England EC2R 5BJ	General Counsel and Secretary
	Loomis Sayles Trust Company, LLC One Financial Center, Boston, MA 02111	Manager and Secretary
	Loomis Sayles Capital Re, SAS 43 avenue Pierre Mendès -France 75013 Paris	Supervisory Board Member (2022 – 2024)
	NIM-os Technologies, Inc. One Financial Center, Boston, MA 02111	Director and Secretary
	NIM-os, LLC One Financial Center, Boston, MA 02111	Manager and General Counsel
Philippe Setbon Director	Natixis Investment Managers 59, avenue Pierre Mendès-France,75013 Paris, France	Chief Executive Officer (Directeur général)
	Natixis 7 Promenade Germaine Sablon, 75013 Paris, France	Member of Senior Management Committee Deputy Chief Executive Officer (directeur général délégué) (2025 – present)
	Natixis TradEx Solutions 59 avenue Pierre Mendès-France, 75013 Paris, France	Director (2020 – 2024)
	Harris Associates, Inc. 111 South Wacker Drive, Suite 4600 Chicago, Illinois 60606	Director (2024 – present)
	AEW Europe 43 avenue Pierre Mendès-France 75013 Paris, France	Chair of the Board of Directors (Président du conseil d'administration) (2024 – present)
	DNCA Finance 19 place Vendôme 75001 Paris, France	Chair of Supervisory Board (Président du comité de surveillance) (2024 – present)
	AEW Capital Management, Inc. Two Seaport Lane, Boston Massachusetts 02210	Director (2024 – present)
Susan L. Sieker Chief Financial Officer and Director	Loomis Sayles Investments Limited 77 Coleman Street, 6th Floor, London, England EC2R 5BJ	Chief Financial Officer
	Loomis Sayles Trust Company, LLC One Financial Center, Boston, MA 02111	Manager and Chief Financial Officer

	Loomis Sayles Capital Re, SAS 43 avenue Pierre Mendès -France 75013 Paris	Supervisory Board Member (2022 – 2024)
	Loomis Sayles Investments Asia Pte. Ltd. 10 Collyer Quay #05-01/03, Ocean Financial Centre, Singapore 049315	Director
	NIM-os Technologies, Inc. One Financial Center, Boston, MA 02111	Director and Treasurer
	NIM-os, LLC One Financial Center, Boston, MA 02111	Manager and Chief Financial Officer
David L. Waldman Chief Investment Officer and Director	Loomis Sayles Capital Re, SAS 43 avenue Pierre Mendès -France 75013 Paris	Supervisory Board Member (2022 – 2024)

LSV Asset Management

LSV Asset Management (“LSV”) serves as the investment adviser to the LSV Value Equity Fund, LSV Conservative Value Equity Fund, LSV Small Cap Value Fund, LSV Global Value Fund, LSV U.S. Managed Volatility Fund, LSV Global Managed Volatility Fund, LSV Emerging Markets Equity Fund and LSV Disciplined Value ETF. The address of LSV is 155 North Wacker Drive, Suite 4600, Chicago, Illinois 60606. LSV is an investment adviser registered under the Investment Advisers Act of 1940.

During the fiscal years ended October 31, 2024 and 2025, no director, officer or partner of LSV engaged in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, partner or trustee.

Sands Capital Management, LLC

Sands Capital Management, LLC (“Sands Capital”) serves as the investment adviser to the Sands Capital Global Growth Fund. The principal address of Sands Capital is 1000 Wilson Boulevard, Suite 3000, Arlington, Virginia 22209. Sands Capital is an investment adviser registered under the Investment Advisers Act of 1940. The information listed below is for the fiscal years ended October 31, 2024 and 2025.

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
Frank M. Sands, CFA Chief Executive Officer, Chief Investment Officer	Sands Capital Alternatives, LLC 1000 Wilson Boulevard Suite 3000 Arlington, VA 22209 Sands Capital Horizons, LLC 1000 Wilson Boulevard Suite 3000 Arlington, VA 22209	Investment Board Member, Executive Management Team

Jonathan Goodman General Counsel, Secretary	Sands Capital Alternatives, LLC 1000 Wilson Boulevard Suite 3000 Arlington, VA 22209 Sands Capital Horizons, LLC 1000 Wilson Boulevard Suite 3000 Arlington, VA 22209	General Counsel and Secretary
Dana McNamara Executive Managing Director, Chief Administrative Officer	Sands Capital Alternatives, LLC 1000 Wilson Boulevard Suite 3000 Arlington, VA 22209	Executive Management Team
Stephen Nimmo Executive Managing Director, Business Development and Client Relations	Sands Capital Alternatives, LLC 1000 Wilson Boulevard Suite 3000 Arlington, VA 22209	Executive Management Team
Thomas Perry Williams, CFA President, Chief Investment Officer	Sands Capital Alternatives, LLC 1000 Wilson Boulevard Suite 3000 Arlington, VA 22209	Executive Management Team
Brian Christiansen, CFA Executive Managing Director, Sr. Portfolio Manager, Research Analyst	Sands Capital Alternatives, LLC 1000 Wilson Boulevard Suite 3000 Arlington, VA 22209	Executive Management Team
Ian Ratcliffe Executive Managing Director, Executive Managing Partner	Sands Capital Alternatives, LLC 1000 Wilson Boulevard Suite 3000 Arlington, VA 22209	Executive Managing Director, Executive Managing Partner
Alexandra Fulk Chief Compliance Officer, Sr. Legal Counsel	Sands Capital Alternatives, LLC 1000 Wilson Boulevard Suite 3000 Arlington, VA 22209 Sands Capital Horizons, LLC 1000 Wilson Boulevard Suite 3000 Arlington, VA 22209	Chief Compliance Officer, Sr. Legal Counsel
Andrew Giordano Executive Managing Director, Business Development and Client Relations	Sands Capital Alternatives, LLC 1000 Wilson Boulevard Suite 3000 Arlington, VA 22209 Sands Capital Horizons, LLC 1000 Wilson Boulevard Suite 3000 Arlington, VA 22209	Executive Management Team
Michael Raab, CFA Executive Managing Director, Director of Research, Portfolio Manager, Sr. Research Analyst	Sands Capital Alternatives, LLC 1000 Wilson Boulevard Suite 3000 Arlington, VA 22209	Executive Management Team

Item 32. Principal Underwriters

(a) Furnish the name of each investment company (other than the Registrant) for which each principal underwriter currently distributing the securities of the Registrant also acts as a principal underwriter, distributor or investment adviser.

The Registrant’s distributor, SEI Investments Distribution Co. (the “Distributor”), acts as distributor for:

SEI Daily Income Trust	July 15, 1982
SEI Tax Exempt Trust	December 3, 1982
SEI Institutional Managed Trust	January 22, 1987
SEI Institutional International Trust	August 30, 1988
The Advisors’ Inner Circle Fund II	January 28, 1993
Bishop Street Funds	January 27, 1995
SEI Asset Allocation Trust	April 1, 1996
SEI Institutional Investments Trust	June 14, 1996
City National Rochdale Funds (f/k/a CNI Charter Funds)	April 1, 1999
Causeway Capital Management Trust	September 20, 2001
SEI Offshore Opportunity Fund II, Ltd.	September 1, 2005
ProShares Trust	November 14, 2005
Community Capital Trust (f/k/a Community Reinvestment Act Qualified Investment Fund)	January 8, 2007
SEI Offshore Advanced Strategy Series SPC	July 31, 2007
SEI Structured Credit Fund, LP	July 31, 2007
Global X Funds	October 24, 2008
ProShares Trust II	November 17, 2008
SEI Special Situations Fund, Ltd.	July 1, 2009
Exchange Traded Concepts Trust (f/k/a FaithShares Trust)	August 7, 2009
Schwab Strategic Trust	October 12, 2009
RiverPark Funds Trust	September 8, 2010
Adviser Managed Trust	December 10, 2010
SEI Core Property Fund, LP	January 1, 2011
New Covenant Funds	March 23, 2012

KraneShares Trust	December 18, 2012
The Advisors’ Inner Circle Fund III	February 12, 2014
SEI Catholic Values Trust	March 24, 2015
SEI Hedge Fund SPC	June 26, 2015
SEI Energy Debt Fund, LP	June 30, 2015
Gallery Trust	January 8, 2016
City National Rochdale Select Strategies Fund	March 1, 2017
City National Rochdale Strategic Credit Fund	May 16, 2018
Symmetry Panoramic Trust	July 23, 2018
Frost Family of Funds	May 31, 2019
SEI Vista Fund, Ltd.	January 20, 2021
Wilshire Private Assets Fund	March 22, 2021
Catholic Responsible Investments Funds	November 17, 2021
SEI Exchange Traded Funds	May 18, 2022
SEI Global Private Assets VI, L.P.	July 29, 2022
Quaker Investment Trust	June 8, 2023
SEI Alternative Income Fund	September 1, 2023
Global X Venture Fund	March 12, 2025

The Distributor provides numerous financial services to investment managers, pension plan sponsors, and bank trust departments. These services include portfolio evaluation, performance measurement and consulting services (“Funds Evaluation”) and automated execution, clearing and settlement of securities transactions (“MarketLink”).

(b) Furnish the Information required by the following table with respect to each director, officer or partner of each principal underwriter named in the answer to Item 25 of Part B. Unless otherwise noted, the business address of each director or officer is One Freedom Valley Drive, Oaks, PA 19456.

Name	Position and Office with Underwriter	Positions and Offices with Registrant
Robert Hum	President, Chief Executive Officer & Director	--
Heather Corkery	Director	--
Gabriel Garcia	Director
John C. Munch	General Counsel & Secretary	--
Jason McGhin	Chief Operations Officer	--
John P. Coary	Chief Financial Officer & Treasurer	--
Jennifer H. Campisi	Chief Compliance Officer, Assistant Secretary & Anti-Money Laundering Officer	--
William M. Martin	Vice President	--

Christopher Rowan	Vice President	--
Judith A. Rager	Vice President	--
Gary Michael Reese	Vice President	--
Robert M. Silvestri	Vice President	--

Item 33. Location of Accounts and Records:

Books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules promulgated thereunder, are maintained as follows:

(a) With respect to Rules 31a-1(a); 31a-1(b)(1); (2)(a) and (b); (3); (6); (8); (12); and 31a-1 (d), the required books and records are maintained at the offices of Registrant’s custodians:

U.S. Bank, National Association

800 Nicollett Mall

Minneapolis, Minnesota 55402-4302

Brown Brothers Harriman & Co.

50 Post Office Square

Boston, Massachusetts 02110

(b) With respect to Rules 31a-1(a); 31a-1 (b)(1),(4); (2)(C) and (D); (4); (5); (6); (8); (9); (10); (11); and 31a-1(f), the required books and records are maintained at the offices of Registrant’s administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, Pennsylvania 19456

(c) With respect to Rules 31a-1 (b)(5), (6), (9) and (10) and 31a-1 (f), the required books and records are maintained at the offices of the Registrant’s investment advisers:

Acadian Asset Management LLC

260 Franklin Street

Boston, Massachusetts 02110

Breckinridge Capital Advisors, Inc.

125 High Street, Suite 431

Boston, Massachusetts 02110

Cambiar Investors, LLC

200 Columbine Street, Suite 800

Denver, Colorado 80206

CIBC Private Wealth Advisors, Inc.

One South Wacker Drive, Suite 3500

Chicago, Illinois 60606

Edgewood Management LLC

600 Steamboat Road, Suite 103

Greenwich, Connecticut 06830

Fayez Sarofim & Co.

2907 Two Houston Center

909 Fannin Street

Houston, Texas 77010

Hamlin Capital Management, LLC

640 Fifth Avenue, 11th Floor

New York, New York 10019

Haverford Financial Services, Inc.

Three Radnor Corporate Center, Suite 450

Radnor, Pennsylvania 19087-4546

Loomis, Sayles & Company, L.P.

One Financial Center

Boston, Massachusetts 02111

LSV Asset Management

155 North Wacker Drive, Suite 4600,

Chicago, Illinois 60606

Sands Capital Management, LLC

1000 Wilson Boulevard, Suite 3000

Arlington, Virginia 22209

Item 34. Management Services: None.

Item 35. Undertakings: None.

NOTICE

A copy of the Agreement and Declaration of Trust for The Advisors’ Inner Circle Fund (the “Trust”) is on file with the Secretary of State of the Commonwealth of Massachusetts and notice is hereby given that this registration statement has been executed on behalf of the Trust by an officer of the Trust as an officer and by its trustees as trustees and not individually and the obligations of or arising out of this registration statement are not binding upon any of the trustees, officers, or shareholders individually but are binding only upon the assets and property of the Trust.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment No. 384 to Registration Statement No. 033-42484 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Oaks, Commonwealth of Pennsylvania on the 2nd day of October, 2026.

THE ADVISORS’ INNER CIRCLE FUND

By:	*
Michael Beattie, President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.

*	Trustee	October 2, 2026
Kathleen Gaffney

*	Trustee	October 2, 2026
Joseph T. Grause, Jr.

*	Trustee	October 2, 2026
N. Jeffrey Klauder

*	Trustee	October 2, 2026
Robert Mulhall

*	Trustee	October 2, 2026
Robert A. Nesher

*	Trustee	October 2, 2026
Bruce Speca

*	Trustee	October 2, 2026
Monica Walker

*	President	October 2, 2026
Michael Beattie

*	Treasurer, Controller &	October 2, 2026
Andrew Metzger	Chief Financial Officer

*By:	/s/ Matthew M. Maher
Matthew M. Maher
Attorney-in-Fact